As filed with the U.S. Securities and Exchange Commission on October 13, 2026

Securities Act File No. 333-191151
Investment Company Act File No. 811-22887

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 92	☒

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 94	☒

(Check appropriate box or boxes)

Calamos ETF Trust

(Exact Name of Registrant as Specified in Charter)

2020 Calamos Court
Naperville, Illinois
(Address of Principal Executive Offices)

60563
(Zip Code)

Registrant’s Telephone Number, including Area Code: (630) 245-7200

Erik D. Ojala

2020 Calamos Court

Naperville, Illinois 60563

(Name and Address of Agent for Service)

With Copies to:

Paulita A. Pike and Rita Rubin
Ropes & Gray LLP
191 North Wacker Drive, 32nd Floor
Chicago, Illinois 60606

Approximate Date of Proposed Public Offering: As soon as practicable following the effectiveness of the Registration Statement.

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)

☒	on October 14, 2026 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on [ ] pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on [ ] pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CALAMOS ETF TRUST

CONTENTS OF POST EFFECTIVE AMENDMENT NO. 92

This Registration Statement consists of the following papers and documents:

Cover Sheet

Part A – Calamos Nasdaq® Autocallable Growth ETF

Part B – Statement of Additional Information

Part C – Other Information

Signature Page

Exhibit Index

Fund Name	Ticker	Exchange
Calamos Nasdaq® Autocallable Growth ETF	CAGQ	NASDAQ

Prospectus October 14, 2026

The fund listed above (the “Fund”) is a series of the Calamos ETF Trust (the “Trust”) and an exchange-traded fund (“ETF”). The Fund lists and principally trades its shares on The Nasdaq Stock Market LLC (the “Exchange”).

Market prices may differ to some degree from the net asset value of the shares. Unlike mutual funds, the Fund issues and redeems shares at net asset value, only in large blocks of shares called “Creation Units.”

Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

The U.S. Securities and Exchange Commission (“SEC”) and the U.S. Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Calamos Nasdaq® Autocallable Growth ETF

Investment Objective

Calamos Nasdaq® Autocallable Growth ETF (the “Fund”) seeks to generate long-term capital growth while providing reduced downside risk through exposure to the MerQube Nasdaq‑100® Vol Advantage Autocallable Growth Index (the “Autocallable Index”). The Autocallable Index is designed to reflect the performance of a theoretical diversified portfolio of synthetic autocallable notes (each an “Autocallable” and the theoretical portfolio of Autocallables, the “Index Portfolio”). The reduced downside risk that the Fund seeks to deliver is relative to owning a single underlying autocallable note (and not relative to risk associated with investing in the Nasdaq‑100®), because exposure to the Autocallable Index is expected to provide benefits such as reduced timing risk, diversification across multiple Autocallable notes (i.e., not subject to a single maturity barrier), and contingent maturity barriers that may help preserve capital over time. As part of the Fund’s seeking to generate long-term growth, any coupons due and payable on individual synthetic Autocallable notes will, when and if payable, be paid into the Fund.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments):
Management Fees	0.74%
Distribution and/or Service Fees (12b‑1)	0.00%
Other Expenses[1]	0.00%
Acquired Fund Fees and Expenses	0.12%
Total Annual Fund Operating Expenses	0.86%
Fees Waived and/or Reimbursed[2]	(0.12)%
Total Annual Fund Operating Expenses After Waiving and/or Reimbursing Expenses	0.74%
1 “Other Expenses” is an estimate based on the expenses the Fund expects to incur for the current fiscal year.

2 Calamos Advisors LLC (“Calamos Advisors” or the “Adviser”) has contractually agreed to waive fees owed to it by the Fund in the amount of the acquired fund fees and expenses for any affiliated investment company in which the Fund invests. The expense waiver arrangement may be terminated by Calamos Advisors LLC at any time on or after December 1, 2029.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements) your costs, whether you sell or hold your Fund Shares, would be:

Year 1	Year 3
$76	$237

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. Because the Fund has not yet commenced operations, portfolio turnover information is unavailable at this time.
PROSPECTUS | October 14, 2026

1

Calamos Nasdaq® Autocallable Growth ETF

Principal Investment Strategies

The Fund is a non-diversified, actively managed exchange-traded fund (“ETF”) that, under normal market conditions, seeks to invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in U.S. Treasuries, cash, cash equivalents, box spreads, box spread ETFs and unfunded total return swaps that provide exposure to the Autocallable Index. The Autocallable Index is designed to reflect the collective performance of a theoretical portfolio of approximately 52 synthetic Autocallables arranged in a laddered structure with staggered entry points and similar fixed parameters (the “Parameters”) as described below within the section entitled “Index Portfolio Characteristics”. The Fund will not attempt to replicate or track the Autocallable Index but will instead use financial instruments such as total return swaps to gain exposure to the level of the Autocallable Index. As part of the Fund’s seeking to generate long-term growth, any coupons due and payable on individual synthetic Autocallable notes will, when and if payable, be paid into the Fund. The Fund does not intend to make regular distributions of such coupons and instead seeks tax-efficient compounding of any coupons within the Fund.

The Autocallables’ coupon payments, principal repayment timing and principal value at maturity, and ultimately the Fund’s total return, are contingent and with respect to principal value at maturity, based on the performance of the MerQube Nasdaq‑100® Vol Advantage Index (the “Underlying Reference Index”), which provides volatility adjusted exposure to E-Mini Nasdaq‑100® futures contracts. The Fund’s portfolio will be comprised of unfunded total return swaps, U.S. Treasuries, cash, cash equivalents, “box spreads” and box spread ETFs. The Fund expects to invest substantially all of its assets in U.S. Treasury securities with remaining maturities of one (1) year or less, cash, cash equivalents, “box spreads” (which may include investment in box-spread ETFs) and unfunded total return swaps providing exposure to the Autocallable Index (the “Swap Agreements”). However, in order to meet its margin requirements on the Swap Agreements, the Fund may allocate all or a significant portion of its cash to investments in eligible collateral instruments such as: investment-grade fixed income and floating rate bonds; notes with variable interest rates tied to benchmarks issued by governments and European or U.S. investment-grade corporate issuers; commercial paper and money market funds.

Each Autocallable is designed to pay a percentage of the notional amount allocated to that Autocallable at certain set observation dates (the “Observation Date”) (e.g., annually, noting the annual Observation Dates are specific to each Autocallable) (a “Coupon”), provided that the Underlying Reference Index reaches or exceeds a certain level (the “Coupon Barrier”). If on specified annual Observation Dates the Underlying Reference Index reaches or exceeds a certain level (the “Autocallable Barrier”) then the Autocallable will automatically mature. Potential coupons will continue to accumulate over the life of each Autocallable so long as that Autocallable is not called (i.e., the amount of the potential Coupon will be greater for such subsequent observation period as it will account for the Coupon that was not recognized on the prior observation period). If the performance of the Underlying Reference Index is below the Coupon Barrier on any Observation Date and at the maturity date of the Autocallable, no Coupon is paid for that then-ended observation period or at maturity, as the case may be. Each synthetic Autocallable employs a “memory” or what may be commonly referred to as a “snowball” feature where the unpaid Coupons are credited to the Fund if the Autocallable is called.

Each Autocallable is subject to a one-year non-callable period from the date of issuance (the “Non-Callable Period”). Each Autocallable incorporates a principal protection feature so that, if the Underlying Reference Index has not reached or exceeded the Autocallable Barrier before the scheduled maturity date, any negative performance below the Autocallable Barrier as at the maturity date will not have any negative impact on the return of principal under the Autocallable, provided the Underlying Reference Index is not below a certain predetermined level at maturity (the “Maturity Barrier”). Only if the Underlying Reference Index is below that Maturity Barrier at maturity will the Autocallable Index, and in turn investors, be exposed to the full downside performance of the Underlying Reference Index at maturity. Therefore, while Autocallables may preserve capital in certain negative market conditions (i.e., if the Underlying Reference Index remains above the Maturity Barrier), adverse market conditions in the equity market can lead to negative returns for the Fund.

The Fund’s exposure to the Autocallables is obtained through one or more Swap Agreements with one or more qualified financial institutions (“Swap Counterparties”). These Swap Agreements reference the Autocallable Index, which is designed to reflect the aggregate performance of the entire Index Portfolio. Through this approach, the Fund obtains comprehensive exposure to the diversified portfolio of Autocallables via one or more derivative instruments.
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CALAMOS NASDAQ® AUTOCALLABLE GROWTH ETF

Calamos Nasdaq® Autocallable Growth ETF

In light of the fact that the Fund is entering into one or more unfunded total return swaps, the Fund will not be required to make any upfront payment to the Swap Counterparty to enter into the transaction itself. However, the Fund will be subject to variation margin requirements and will be required to post a portion of its assets as initial margin. In addition to the above, the Fund expects to invest in money market instruments, including U.S. Treasury Securities and repurchase agreements as well as cash and cash equivalents. The Fund will also utilize box spreads that consist of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts (“Box Spreads”). The Fund may also invest in other exchange-traded funds which in turn invest principally in Box Spreads.

The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary (a “Subsidiary”), organized under the laws of the Cayman Islands. If determined necessary or advisable by the Fund, investment in the Subsidiary is expected to provide the Fund with exposure to the Autocallable Index within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and Internal Revenue Service guidance. The Subsidiary may invest primarily in derivative instruments, including Swap Agreements.

Investment Structure Overview

The Fund’s investment approach centers on gaining exposure to a theoretical diversified portfolio of approximately 52 synthetic autocallables using one or more Swap Agreements that reference the Autocallable Index. Each of these Autocallables is linked to the performance of the Underlying Reference Index, which dynamically adjusts its exposure to E-Mini Nasdaq‑100® futures contracts based on market volatility conditions. To efficiently implement this strategy, the Fund enters into one or more Swap Agreements with Swap Counterparties. These Swap Agreements reference the Autocallable Index, which is designed to reflect the aggregate performance of the entire Index Portfolio, allowing the Fund to gain comprehensive exposure to a theoretical portfolio of synthetic Autocallables through a single instrument. The returns are based on certain pre-defined payout and return characteristics described in more detail in the section below entitled “Index Portfolio Characteristics”. Each Autocallable’s return profile will be linked to the Underlying Reference Index as a whole and does not look-through to the individual constituents of such index.

Index Portfolio Characteristics

The Fund provides investors with exposure to an index which is designed to reflect the aggregate total return of a theoretical portfolio of approximately 52 Autocallables. Each synthetic Autocallable in the Index Portfolio may achieve one or both of the following payout and return characteristics depending on the performance of the Underlying Reference Index:

(a)
payment of Coupons on an Observation Date or at maturity if the level of the Underlying Reference Index is at or above the Coupon Barrier (as set forth below);

or
(b)
as part of the Autocallables’ return, the Autocallable Index, and in turn the Fund may be exposed to the negative performance of the Underlying Reference Index in case the level of such Underlying Reference Index is below the Maturity Barrier at maturity.

Each Autocallable in the Index Portfolio will have the following key Parameters:

I. Individual Autocallables: Each Autocallable in the Index Portfolio features (as more set forth in the table below):

•	5-year tenor (Maturity)

•	1-year initial Non-Callable Period from the date of issuance

•	U.S. Dollar denomination

•	70% Maturity Barrier (observed at maturity)

•	100% Autocallable Barrier (observed annually)

•	100% Coupon Barrier (observed annually)

•	Direct link to the performance of the Underlying Reference Index

PROSPECTUS | October 14, 2026

3

Calamos Nasdaq® Autocallable Growth ETF

II. Key Components: Each Autocallable in the Index Portfolio has the following main components:

•

Call Feature: Each Autocallable will automatically be called prior to its scheduled maturity date if the Underlying Reference Index reaches or exceeds the Autocallable Barrier on an annual Observation Date. If the Underlying Reference Index is below the Autocallable Barrier after the annual Observation Date, the note remains in the Index Portfolio, uncalled, until the market recovers.

•

Contingent Coupon: A coupon is paid by the Autocallable if, on the annual Observation Date, the performance of the Underlying Reference Index is at or above the Coupon Barrier. If the Underlying Reference Index falls below the Coupon Barrier on an Observation Date, no coupon will be paid for that period. Unpaid Coupons will be added to any future Coupon payment.

•

Contingent Principal Protection: If an Autocallable is not called prior to Maturity, the initial principal is fully protected if the Underlying Reference Index’s level is above the Maturity Barrier (70%) at maturity. If the Underlying Reference Index closes below the Maturity Barrier, principal loss for that Autocallable will be equivalent to the negative performance of the Underlying Reference Index measured over the life of the Autocallable.

•

Memory: If the Underlying Reference Index is below the Coupon Barrier on an annual Observation Date and no Coupon is paid, that Coupon is not lost but instead accumulates; all such previously unpaid Coupons are credited (i) on any subsequent annual Observation Date on which the Underlying Reference Index is again at or above the Coupon Barrier, and/or (ii) if earlier, upon the Autocallable being called.

The Underlying Index Portfolio will be rebalanced weekly, employing a weekly roll mechanism whereby Autocallables that have auto called or matured are replaced with new Autocallables and any Coupons paid are reinvested in Autocallables.

III. Implementation Mechanism: To efficiently gain exposure to this theoretical diversified portfolio of Autocallables, the Fund utilizes:

•	Swap Agreements with Swap Counterparties

•	The Autocallable Index as a reference for these Swap Agreements, which is designed to reflect the aggregate performance of the entire Index Portfolio (See “The Underlying Reference Index”)

PARAMETER	DESCRIPTION	SPECIFIC DATA
Autocallable Barrier	The predetermined level of the Underlying Reference Index, which if reached or exceeded on specified Observation Dates will cause the Autocallable to automatically mature.	100% of the value of the Underlying Reference Index as at the date the Autocallable was included in the Index Portfolio.
Coupon Barrier	The predetermined level of the Underlying Reference Index which if reached or exceeded on specified Observation Dates will cause a fixed amount to be paid (the “Coupon”).	100% of the value of the Underlying Reference Index as at the date it is included in the Index Portfolio.
Maturity Barrier	The predetermined level of the Underlying Reference Index above which on the maturity date of the Autocallable will result in the full repayment of principal.	70% of the value of the Underlying Reference Index as at the date the Autocallable was included in the Index Portfolio.
Observation Date — Autocallables Call Feature	Predetermined dates on which the level of the Underlying Reference Index is compared to the Autocallable Barrier and the Coupon Barrier	Annually
Observation Date — Contingent Principal Protection	A predetermined date on which the level of the Underlying Reference Index is compared to the Maturity Barrier	The maturity date

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CALAMOS NASDAQ® AUTOCALLABLE GROWTH ETF

Calamos Nasdaq® Autocallable Growth ETF

PARAMETER	DESCRIPTION	SPECIFIC DATA
Observation Date — Contingent Coupon Payment

Predetermined dates on which the level of the Underlying Reference Index is compared to the Coupon Barrier If the Underlying Reference Index is below the Coupon Barrier with respect to an Autocallable, the Autocallable is not called, and no Coupon is paid

Annually
Maturity	The final Observation Date, on which the Autocallable terminates and the final cash flows are determined	5 years
Coupon Percentage	The percentage number that determines the size of the Coupon to be made on specified Observation Dates, if the relevant payout and return characteristics have been met (the “Coupon”).	The Coupon rate is established via prevailing current market environments and specific parameters with the Underlying Reference Index.

Once an Autocallable has been included in the Index Portfolio, the payout and return characteristics for such Autocallable can no longer be changed. Therefore, there is no discretion involved in the payout process for each Autocallable as such payout depends on the performance of the Underlying Reference Index on the specific Observation Dates.

With regard to the Maturity Barrier, it should be noted that if on the maturity date, the level of the Underlying Reference Index is below the Maturity Barrier the amount of principal repaid will be reduced, as per the example below, which will negatively impact the overall value of the Autocallable Index and, in turn, the Fund.

For example, noting the Maturity Barrier for an Autocallable is 70% of the level of an Underlying Reference Index as of the date the Autocallable is issued:

•

if such Underlying Reference Index of such Autocallable falls by only 10% (which is still above the Maturity Barrier) then the negative performance of the Underlying Reference Index will not reduce the amount of principal to be repaid;

•

on the other hand, if such Underlying Reference Index falls by 55% (i.e., to 45% of the level it was at when the Autocallable was issued and which is below the Maturity Barrier), then at maturity the amount of principal to be repaid will have fallen by 55%.

As the Fund is exposed to the Autocallables through the performance of the Index Portfolio under the Swap Agreement(s), any negative return of an Autocallable in the Index Portfolio will negatively impact the level of the Autocallable Index and, in turn, the Fund.

Portfolio Management and Rebalancing

The Autocallable Index is managed through a systematic process, and the Fund gains exposure to the Autocallable Index through the use of Swap Agreements. The underlying Index Portfolio will be rebalanced weekly, employing a weekly roll mechanism whereby Autocallables that have been called or matured are replaced depending upon the Autocallable Index cashflows with new Autocallables and any Coupons received are reinvested in Autocallables. This systematic approach seeks to benefit from (i) diversification of entry points across market cycles; (ii) minimization of timing risk associated with single-entry investments and (iii) maintaining a consistent exposure to a theoretical portfolio of approximately 52 synthetic Autocallables. Furthermore, by gaining exposure, via the Autocallable Index, to the total return of approximately 52 Autocallables with staggered entry points, the Fund seeks to benefit from a theoretical diversified portfolio that seeks to (i) smooth capital appreciation over time; (ii) reduce concentration risk in any single market entry point; and (iii) potentially lower overall portfolio volatility.

While the Autocallable Index follows systematic rules for maintenance and replacement, the Adviser actively oversees the Swap Counterparty exposure and creditworthiness, collateral management and optimization, the Fund’s overall portfolio risk characteristics as well as the execution quality and management of Swap Agreements.
PROSPECTUS | October 14, 2026

5

Calamos Nasdaq® Autocallable Growth ETF

The Underlying Reference Index

The MerQube Nasdaq‑100® Vol Advantage Index (the “Underlying Reference Index”) is designed to provide volatility adjusted exposure to E-Mini Nasdaq‑100® futures contracts (the “Equity Component”) by targeting an implied volatility of 35%, subject to a 6% decrement per annum. Unlike traditional equity indices that maintain fixed allocations, this index dynamically adjusts exposure based on market volatility conditions. During calm or typical market environments, the Underlying Reference Index increases exposure to equity futures while during volatile market periods, the Underlying Reference Index reduces exposure to equity futures. Unlike other volatility target indices that rebalance daily based on realized volatility, this Underlying Reference Index rebalances weekly (at the end of each week) based on one-week implied volatility derived from Invesco QQQ TrustSM, Series 1 (“QQQ”) weekly options prices. This approach seeks to maintain a more consistent risk profile across varying market conditions while potentially reducing drawdowns during market stress and improving risk-adjusted returns over time.

The Underlying Reference Index is a rules-based, systematic index designed to provide dynamic exposure to equities making up the Nasdaq‑100 Index® while employing a volatility management methodology that seeks to maintain a target volatility level. The Underlying Reference Index dynamically adjusts exposure between the Equity Component and a cash position based on prevailing market volatility conditions.

Underlying Reference Index Methodology

The Underlying Reference Index employs a sophisticated approach to stabilizing volatility and dividend risk via:

•	Volatility Target: Maintains a predetermined volatility target of 35%, which helps create a more stable risk profile across varying market conditions.
•

Dynamic Exposure Adjustment: Calculates exposure to the equity component based on the ratio of the target volatility to the observed market volatility, with a maximum exposure cap of 5x (500%). Exposure is implemented via E-Mini Nasdaq‑100® futures contracts.

•	Forward-Looking Volatility Measurement: Utilizes options market data to determine a near-term, forward-looking volatility level as implied by the listed options market, specifically using QQQ options.
•	Weekly Rebalancing: The Underlying Reference Index rebalances weekly (on the last trading day of each week), with the leverage factor recalculated based on the prevailing volatility conditions.
•

Decrement: The Underlying Reference Index includes a fixed synthetic dividend (or “decrement”) of 6% per annum, which is applied daily to the Index value. This daily decrement equals the 6% annual rate divided by 360 days (approximately 0.0167% per day) and is subtracted from the Index return regardless of the actual dividends paid by the constituent securities.

Underlying Reference Index Construction and Calculation

The Underlying Reference Index is calculated daily according to the following methodology:

1.

The fair value of the variance swap referenced by the Underlying Reference Index is calculated using options market data for QQQ options, which serves as a forward-looking measure of implied volatility.

2.

The leverage is determined as the ratio of the volatility target (35%) to the fair value of the variance swap referenced by the Underlying Reference Index, subject to the maximum exposure constraint of 5x.

3.	The Underlying Reference Index exposure is adjusted based on this leverage calculation, providing higher exposure when market volatility is low and lower exposure when market volatility is high.

4.	The Underlying Reference Index rebalances weekly to maintain the targeted volatility profile, with adjustments made based on the most recent volatility readings.

The Underlying Reference Index is calculated in U.S. dollars and was launched on November 11, 2025, with a base date of January 6, 2005.
6
CALAMOS NASDAQ® AUTOCALLABLE GROWTH ETF

Calamos Nasdaq® Autocallable Growth ETF

By employing both volatility targeting and a fixed decrement, the Underlying Reference Index is designed particularly for use in structured product applications where a more predictable volatility profile and known dividend treatment are advantageous for pricing and risk management purposes.

Autocallable Index Methodology

The Autocallable Index is designed to reflect the performance of a theoretical portfolio of synthetic Autocallables (the “Autocallables” which have the MerQube Nasdaq‑100® Vol Advantage Index as the reference underlying asset). The Autocallables in the theoretical portfolio follow predetermined terms including a 260-week maturity period from issue date, a 52-week non-callable period from the issue date, and coupon payments every four (4) weeks. Each Autocallable features conditional cash flows on specific monthly Observation Dates, with payments depending on whether the underlying asset is above or below specified thresholds, including a 100% Autocallable Barrier and 100% Coupon Barrier percentages. The Autocallable Index provider’s pricing model determines the present value of these synthetic notes accounting for prevailing market conditions and contemplates the reinvestment of cash flows.

The Autocallable Index rebalances at preset intervals (weekly), adding one new autocallable note at each rebalance date depending on the Autocallable Index cashflows. The initial portfolio comprises 52 autocallable notes issued on each Friday between January 14, 2005 and January 6, 2006. To maintain diversification, the Autocallable Index applies concentration limits through an allocation cap that restricts the weight of any individual Autocallable security to 5%. Cash from paid Coupons and maturing or redeemed notes is systematically reallocated across the portfolio according to predefined rules. The Autocallable Index is calculated daily, rebalanced weekly and is denominated in U.S. Dollars with the Index base value set at 100.

The Index is composed of a theoretical portfolio of autocallable notes with the following characteristics:

SPECIFICATION	AUTOCALLABLE INDEX
Reference Asset	MerQube Nasdaq‑100® Vol Advantage Index
Face Value	100
Maturity Date	260 weeks from the Issue Date
Non-Callable Period	52 weeks from the Issue Date
Coupon Dates	Every 52 weeks from the Issue Date, up to and including the Maturity Date
Autocallable Barrier	100%
Principal Barrier Percentage	70%
Coupon Barrier Percentage	100%
Memory Feature	Yes — unpaid Coupons credited upon call or maturity

Total Return Swaps — A total return swap is a financial agreement between two parties where one party agrees to make a single payment or periodic payments to the other party based on a fixed or variable interest rate in exchange for a single payment or periodic payments based on the total return of an underlying asset, which includes both the income it generates and any capital gains or losses. Total return swaps also may be used as a means of obtaining exposure in markets where the reference asset is unavailable or it may otherwise be impossible or impracticable for the Fund to own that asset. “Total return” refers to the payment (or receipt) of the total return on the underlying reference asset, which is then exchanged for the receipt (or payment) of an interest rate. To the extent the total return of the underlying asset exceeds or falls short of the offsetting interest rate obligation, one party will receive a payment from or make a payment to the other party, as applicable. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a market or sector index in a potentially more economical way. The use of total return swaps may add leverage to the Fund’s portfolio.
PROSPECTUS | October 14, 2026

7

Calamos Nasdaq® Autocallable Growth ETF

Box Spreads — A Box Spread is an offsetting set of options, which may include Flexible Exchange Options (“FLEX Options”). Box Spreads consist of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts on a reference asset at the same expiration date. The synthetic long position consists of (i) buying a call option and (ii) selling a put option, each on the same reference asset and each with the same strike price and expiration date. The synthetic short position consists of (i) buying a put option and (ii) selling a call option, each on the same reference asset and each with the same expiration date as the synthetic long but with a different strike price from the synthetic long position. The difference between the strike prices of the synthetic long position and the synthetic short position determines the expiration value (or value at maturity) of the Box Spread. An important feature of the Box Spread construction process is that it seeks to eliminate market risk tied to price movements associated with the underlying options’ reference asset. Once the Box Spread is initiated, its return from the initiation date through expiration will not change due to price movements in the underlying options’ reference assets. The Fund may purchase Box Spreads on various indices or securities based on risk and return considerations. Box Spreads are expected to have return characteristics similar to cash equivalents. The Fund may also invest in other exchange-traded funds which in turn invest principally in Box Spreads.

General Information about FLEX Options

FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (the “OCC”). The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” with the goal of protecting clearing members and options traders from counterparty risk. The OCC may make adjustments to FLEX Options for certain significant events, as more fully described in the Fund’s Statement of Additional Information. Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and subject to the risk that the OCC may fail to perform the settlement of the FLEX Options due to bankruptcy or other adverse reasons. The FLEX Options that the Fund will hold and that reference the SPDR S&P 500 ETF (“SPY”) will give the Fund the right or the obligation to either receive or deliver shares of SPY, or the right or the obligation to either receive or deliver a cash payment on the option expiration date based upon the difference between SPY’s value and a strike price, depending on whether the option is a put or call option and whether the Fund purchases or sells the option. The Fund will purchase call options (giving the Fund the right to receive shares of SPY or a cash payment) and put options (giving the Fund the right to deliver shares of SPY or a cash payment), and may sell (i.e., write) call options (giving the Fund the obligation to deliver shares of SPY or a cash payment) and put options (giving the Fund the obligation to receive shares of SPY or a cash payment) in instances where it is deemed necessary or desirable to construct the Box Spread. In instances where the purchased call and put options are substantially in-the-money and the synthetic long and short positions comprising the Box Spread can effectively be constructed without writing call or put options, the Fund may elect not to write call or put options. The Fund intends to use FLEX Options in constructing Box Spreads. The Fund receives premiums in exchange for the written FLEX Options and pays premiums in exchange for the purchased FLEX Options. The OCC and securities exchanges on which the FLEX Options are listed do not charge ongoing fees to writers or purchasers of the FLEX Options during their life for continuing to hold the option contracts but may charge transaction fees.

Principal Risks

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. You should not consider investing in the Fund if your investment objective differs from the Fund’s investment objective or if you are not willing to accept the principal risks associated with an investment in the Fund. The risks associated with an investment in the Fund can increase during times of significant market volatility. Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The principal risks of investing in the Fund include:

•

Authorized Participant Concentration Risk — Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions.

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CALAMOS NASDAQ® AUTOCALLABLE GROWTH ETF

Calamos Nasdaq® Autocallable Growth ETF

•

Autocallable Structure Risk — The Fund’s returns are correlated to the performance of a theoretical portfolio of Autocallables reflected by the Autocallable Index. Autocallable notes have specific structural features that may be unfamiliar to many investors.

•

Contingent Income Risk — Coupon payments from the Autocallables are not guaranteed and will not be made if the Underlying Reference Index falls below the Coupon Barrier (100%) on Observation Dates. This means the Fund may generate significantly less income than anticipated during market downturns.

•

Early Redemption Risk — Autocallables in the Index Portfolio may be called before their scheduled maturity if the Underlying Reference Index reaches or exceeds the Autocallable Barrier on Observation Dates. This automatic early redemption could force reinvestment of that portion of the Index Portfolio at lower rates if market yields have declined.

•

Barrier Risk — If the Underlying Reference Index falls below the Maturity Barrier (70%) at the maturity of an Autocallable in the Index Portfolio, that portion of the Index Portfolio will be fully exposed to the negative performance of the Underlying Reference Index from its initial level. For example, if the Underlying Reference Index has declined 55% at maturity of a particular Autocallable, the portion of the Index Portfolio allocated to that note would lose 55% of its value. This conditional protection creates a binary outcome that can result in sudden, significant losses if barriers are breached.

•

Box Spread Risk — If one or more of the individual option positions that comprise a Box Spread are modified or closed separately prior to the option contract’s expiration, then the Box Spread may no longer effectively eliminate risk tied to the underlying reference asset’s price movement. Furthermore, the Box Spread’s value is derived in the market and is in part based on the time until the options comprising the Box Spread expire and the prevailing market interest rates. The Fund’s ability to utilize Box Spreads effectively is dependent on the availability and willingness of other market participants to sell Box Spreads to the Fund at competitive prices. If the Box Spread does not perform as intended, the Fund could have exposure to the underlying reference asset of the options comprising the Box Spread, which is expected to be the SPY. In such a scenario, the Fund would be subject to the risks of equity securities markets. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur.

•	Calculation Methodology Risk — The Underlying Reference Index and the Autocallable Index employ complex calculation methodologies that may not perform as expected under certain market conditions.
•

Cash Holdings Risk — To the extent the Fund holds cash positions, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation which could negatively impact the Fund’s performance and ability to achieve its investment objective.

•

Correlation Risk — The Fund’s return is not likely to match the expected returns of the Index Portfolio or the return of the Autocallable Index for a number of reasons, including the payment of periodic distributions to investors, operating expenses, transaction costs, cash management, market conditions, and differences in calculation methodologies.

•

Costs of Buying and Selling Fund Shares — Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

•

Counterparty Risk — The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (primarily Swap Agreements) entered into by the Fund. The Fund’s exposure to the Index Portfolio is obtained entirely through Swap Agreements with Swap Counterparties. If a Swap Counterparty becomes bankrupt or otherwise fails to perform its obligations, the Fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all. Unlike directly held securities, the Fund’s holdings consist primarily of contractual claims against Swap Counterparties, making the Fund particularly vulnerable to counterparty failure. Even temporary disruptions in a Swap Counterparty’s ability to perform under Swap Agreements could significantly impact Fund performance. The Fund may have substantial exposure to a single Swap Counterparty, which may result in the Fund being more susceptible to a single economic or regulatory occurrence affecting such Swap Counterparty.

PROSPECTUS | October 14, 2026

9

Calamos Nasdaq® Autocallable Growth ETF

•	Credit Risk — The Fund’s collateral investments may be subject to credit risk, which is the risk that an issuer or counterparty will fail to pay principal or interest when due.
•

Derivatives Risk — Derivatives are instruments, such as swaps, options, futures and forward foreign currency contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. The use of derivatives will increase expenses and volatility, and there is no guarantee that a derivatives strategy will work as anticipated. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

•

Equity Securities Risk — The securities markets are volatile. The Fund’s exposure to the Underlying Reference Index subjects it to risks associated with equity markets. The value of the Underlying Reference Index may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the U.S. equity markets generally or particular segments of the market. If the market prices of the securities to which the Underlying Reference Index is exposed decline, the value of your investment in the Fund will decline.

•

FLEX Options Risk — Trading FLEX Options involves risks different from, and possibly greater than, the risks associated with investing directly in securities or in other types of options. FLEX Options, like other listed options, are traded on the U.S. options markets and are issued by OCC. However, unlike other options, the terms of FLEX Options are not all standardized. When a FLEX Option is purchased and sold in an opening transaction, the parties to the transaction have the flexibility, within limitations set forth in the rules of the options market on which the transaction occurs, to fix certain of the option’s terms. The flexibility to fix certain terms is what makes FLEX Options different from other types of options. Because many of the terms of FLEX Options are not standardized, it is less likely that there will be an active secondary market in which holders and writers of such options will be able to close out their positions by offsetting sales and purchases. Because FLEX Options have variable terms that are fixed by the parties, there are no pre-established series of FLEX Options. Rather, any different series of FLEX Options may be created and outstanding at any given time as a result of the various designations of variable terms that are made in different transactions. Secondary trading interest in FLEX Options may therefore be spread over a larger number of series than the trading interest in other options, the trading interest in any particular series of FLEX Options may be very limited, the secondary markets in FLEX Options may be less deep, liquid and continuous than the markets in other options on the same underlying interests, and the premiums for FLEX Options may not correlate with premiums for such other options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund Shares and result in the Fund being unable to achieve its investment objective. Less liquidity in the trading of the Fund’s FLEX Options could have an impact on the prices paid or received by the Fund for the FLEX Options in connection with creations and redemptions of the Fund Shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection may impact the value of the Fund and whether the Fund can satisfy its investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities. The Fund also is subject to the risk that the OCC will become insolvent or otherwise be unable to meet its obligations, which could cause the Fund to suffer losses which may be significant.

•

Index Risk — The Underlying Reference Index employs a volatility targeting mechanism which may not perform as expected. The Underlying Reference Index may reduce equity exposure during periods that subsequently see strong equity performance, potentially limiting upside participation. The use of implied volatility rather than realized volatility may not accurately predict future market volatility. The weekly rebalancing frequency may not respond quickly enough to rapid

10
CALAMOS NASDAQ® AUTOCALLABLE GROWTH ETF

Calamos Nasdaq® Autocallable Growth ETF

market changes. The decrement feature (6% per annum) reduces index performance by a fixed percentage and may cause the Underlying Reference Index to underperform during low-return environments.

There can be no guarantee that the Underlying Reference Index or the Autocallable Index will be maintained indefinitely or that the Fund will be able to continue to utilize the Underlying Reference Index or the Autocallable Index to implement the Fund’s principal investment strategies indefinitely. If necessary, the Adviser or the Fund’s Board of Trustees may substitute the Underlying Reference Index or the Autocallable Index with another index that it chooses in its sole discretion and without advance notice to shareholders. There can be no assurance that any substitute index so selected will perform in a manner similar to the Underlying Reference Index or the Autocallable Index, as applicable. Unavailability of either index could affect adversely the ability of the Fund to achieve its investment objective. In addition, the Fund’s investments in derivatives relating to the Underlying Reference Index may underperform the return of the Underlying Reference Index.

•	Interest Rate Risk — The value of the Fund’s fixed-income investments may be affected by changes in interest rates. When interest rates rise, the value of fixed-income investments generally falls.
•

Investment in a Subsidiary — As determined necessary or advisable by the Fund, the Fund may invest a portion of its assets in a wholly-owned subsidiary (each, a “Subsidiary”), organized under the laws of the Cayman Islands. Investment in the Subsidiary is expected to provide the Fund with exposure to the Autocallable Index within the limitations of Subchapter M of the Code and Internal Revenue Service guidance. The Subsidiary may invest primarily in derivative instruments, including Swap Agreements. To the extent that the Fund invests in the Subsidiary, the Fund may be subject to the risks associated with the above-mentioned derivative instruments and other securities, which are discussed elsewhere in the Fund’s Prospectus and Statement of Additional Information (“SAI”). To comply with the asset diversification test applicable to a RIC (discussed in the SAI), the Fund intends to limit its investments in such subsidiary to 25% of the Fund’s total assets at the end of each taxable quarter.

Although the Subsidiary may be considered similar to investment companies, it is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and, unless otherwise noted in the Fund’s Prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or a Subsidiary to operate as described in the Fund’s Prospectus and SAI and could negatively affect the Fund and its shareholders.

•

Laddered Portfolio Risk — The laddered portfolio strategy may not perform as expected if market conditions remain unfavorable over an extended period, multiple Autocallable instruments may experience losses simultaneously and/or the weekly rebalancing mechanism may result in suboptimal entry points during rapidly changing markets.

•

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

•

Market Maker Risk — If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund Shares are trading on the Exchange, which could result in a decrease in value of the Fund Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Fund Shares.

•	Market Risk — The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security, including those held by the Index Portfolio.
•

New Fund Risk — The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.

PROSPECTUS | October 14, 2026

11

Calamos Nasdaq® Autocallable Growth ETF

•

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. In addition, this makes the Fund more susceptible to risks associated with a single economic, political, or regulatory occurrence.

•

Other Investment Companies Risk — The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objectives and permissible under the 1940 Act. Under one provision of the 1940 Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (iii) more than 5% of the Fund’s total assets would be invested in any one investment company. In some instances, the Fund may invest in an investment company in excess of these limits. For example, the Fund may invest in other registered investment companies, such as mutual funds, closed-end funds and ETFs, including affiliated funds, and in business development companies in excess of the statutory limits imposed by the 1940 Act in reliance on Rule 12d1‑4 under the 1940 Act. These investments would be subject to the applicable conditions of Rule 12d1‑4, which in part would affect or otherwise impose certain limits on the investments and operations of the underlying fund. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund. In the event the Fund invests in another affiliated fund (the “Acquired Fund”), the portion of the Fund’s Investment Management Fee equal to the advisory fee payable to the Acquired Fund (based on average daily net assets invested) is waived.

•

Premium-Discount Risk — Fund Shares may trade above or below their net asset value (“NAV”). The market prices of Fund Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Fund Shares on the Exchange. The trading price of Fund Shares may deviate significantly from NAV during periods of market volatility.

•

Secondary Market Trading Risk — Investors buying or selling Fund Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund Shares. Although the Fund Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. The Fund’s shares may trade at prices substantially different from NAV during periods of market stress or when the complex underlying derivatives are difficult to value. In addition, trading in Fund Shares on the Exchange may be halted.

•

Swap Agreement Risk — Swap agreements are a type of derivative instrument that subjects the Fund to counterparty credit, liquidity, and correlation risks, including that: (i) the Fund may not be able to enter into replacement swap agreements in the event a current swap is terminated; (ii) unfunded swap agreements may involve greater leverage risks than funded swaps; (iii) the swap agreement may not reflect the performance of the Autocallable Index or the Underlying Reference Index as expected due to differences in calculation methods or expenses; and (iv) during market disruptions, the counterparty may be able to terminate the swap agreement and the Fund may be unable to enter into new swap agreements or adjust existing positions at favorable prices. In volatile markets, the Fund may not be able to close out a position without incurring a significant amount of loss.

•

Swap Agreement Termination Risk — A Swap Counterparty may be entitled to terminate the Swap Agreement at its then current market value upon the occurrence of certain extraordinary market events or at its discretion upon notice to the Fund. Under such circumstances, if the Adviser is unable to enter into new Swap Agreements with a suitable Swap Counterparty, the Adviser may recommend to the Board of Trustees to immediately liquidate the Fund. A liquidation can be initiated by the Board of Trustees without a shareholder vote. While shareholder interests will be the paramount consideration in a liquidation under such circumstances, the timing of the liquidation may not be favorable to certain individual shareholders.

12
CALAMOS NASDAQ® AUTOCALLABLE GROWTH ETF

Calamos Nasdaq® Autocallable Growth ETF

•

Tax Risk — The Fund intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. To qualify and maintain its status as a RIC, the Fund must derive at least 90% of its gross income each year from “qualifying income,” meet certain diversification tests at the end of each quarter and meet an annual distribution test. For purposes of the qualifying income requirement, the treatment of the swaps and other derivatives that provide exposure to the Autocallables is not entirely clear, and thus whether the income and gain therefrom is qualifying income is uncertain. If the Fund were to treat income or gain from particular instruments linked to the Autocallables as qualifying income, an adverse determination or future guidance by the Internal Revenue Service with respect to the treatment of income or gain from those investments may adversely affect the Fund’s ability to qualify as a RIC. For purposes of the diversification test, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In particular, there is no published Internal Revenue Service guidance or case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. An adverse determination or future guidance by the Internal Revenue Service with respect to issuer identification for the Fund’s investments may adversely affect the Fund’s ability to qualify as a RIC. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed.

The federal income tax treatment of the swaps and other derivatives (including the options comprising the Box Spreads) may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund.

•

Trading Issues Risk — Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. Further, there can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

•

Valuation Risk — The complex nature of autocallable structures and volatility-targeted indices may make accurate valuation difficult during market stress, potentially leading to significant premiums or discounts to NAV. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value the Swap Agreements may become more difficult.

•	Volatility Target Index Risk — The Underlying Reference Index employs a volatility targeting mechanism which introduces specific risks:
(i)

Decrement Feature Impact: The 6% per annum decrement creates a constant performance drag that may cause significant underperformance relative to the Nasdaq‑100® during low-return environments or periods of sideways markets;

(ii)

Implied Volatility Limitations: The use of QQQ weekly options prices to determine implied volatility may not accurately forecast actual market volatility, potentially resulting in suboptimal allocation decisions;

(iii)	Rebalancing Frequency Risk: The weekly rebalancing schedule may be too infrequent during rapidly changing market conditions, potentially exposing the Fund to higher volatility than targeted; and
(iv)

Participation Limitation: During periods of rising markets that follow volatility spikes, the Underlying Reference Index may maintain reduced equity exposure, potentially limiting the Fund’s participation in market recoveries.

Fund Performance

The Fund has not commenced operations as of the date of this prospectus. Once available, the Fund’s performance information, and information that gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance, will be available at no cost by visiting the Fund’s website at www.calamos.com. Past performance (before and after taxes) is not an indication of future performance.
PROSPECTUS | October 14, 2026

13

Calamos Nasdaq® Autocallable Growth ETF

Investment Adviser

Calamos Advisors

Portfolio Managers

PORTFOLIO MANAGER/ FUND TITLE (IF APPLICABLE)	PORTFOLIO MANAGER EXPERIENCE IN THE FUND	PRIMARY TITLE WITH ADVISER
Shaheen Iqubal	Since October 14, 2026	SVP, Co-Portfolio Manager
Jordan Rosenfeld	Since October 14, 2026	VP, Co-Portfolio Manager
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CALAMOS NASDAQ® AUTOCALLABLE GROWTH ETF

Other Important Information Regarding Fund Shares

Portfolio Holdings. The Fund’s portfolio holdings will be disclosed on its website daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

Premium/Discount Information. Information about the premiums and discounts at which the Fund’s Shares have traded will be available at www.calamos.com.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.calamos.com/.

Tax Information

Net investment income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to make distributions annually and distribute long-term capital gains, if any, at least annually.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PROSPECTUS | October 14, 2026

15

Additional Information About Investment Strategies and Related Risks

The Fund’s investment objective and each of the policies described herein are non-fundamental policies that may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. The Fund may liquidate and terminate at any time without shareholder approval.

What are the investment objectives and principal strategies for the Fund?

Principal Investment Strategies

The Fund is a non-diversified, actively managed exchange-traded fund (“ETF”) that, under normal market conditions, seeks to invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in U.S. Treasuries, cash, cash equivalents, box spreads, box spread ETFs and unfunded total return swaps that provide exposure to the MerQube Nasdaq‑100® Vol Advantage Autocallable Growth Index (the “Autocallable Index”). The Autocallable Index is designed to reflect the collective performance of a theoretical portfolio of approximately 52 synthetic Autocallables arranged in a laddered structure with staggered entry points and similar fixed parameters (the “Parameters”) as described below within the section entitled “Index Portfolio Characteristics”. The Fund will not attempt to replicate or track the Autocallable Index but will instead use financial instruments such as total return swaps to gain exposure to the level of the Autocallable Index. As part of the Fund’s seeking to generate long-term growth, any coupons due and payable on individual synthetic Autocallable notes will, when and if payable, be paid into the Fund. The Fund does not intend to make regular distributions of such coupons and instead seeks tax-efficient compounding of any coupons within the Fund.

The Autocallables’ coupon payments, principal repayment timing and principal value at maturity, and ultimately the Fund’s total return, are contingent and with respect to principal value at maturity, based on the performance of the MerQube Nasdaq‑100® Vol Advantage Index (the “Underlying Reference Index”), which provides volatility adjusted exposure to E-Mini Nasdaq‑100® futures contracts. The Fund’s portfolio will be comprised of unfunded total return swaps, U.S. Treasuries, cash, cash equivalents, “box spreads” and box spread ETFs. The Fund expects to invest substantially all of its assets in U.S. Treasury securities with remaining maturities of one (1) year or less, cash, cash equivalents, “box spreads” (which may include investment in box-spread ETFs) and unfunded total return swaps providing exposure to the Autocallable Index (the “Swap Agreements”). However, in order to meet its margin requirements on the Swap Agreements, the Fund may allocate all or a significant portion of its cash to investments in eligible collateral instruments such as: investment-grade fixed income and floating rate bonds; notes with variable interest rates tied to benchmarks issued by governments and European or U.S. investment-grade corporate issuers; commercial paper and money market funds.

Each Autocallable is designed to pay a percentage of the notional amount allocated to that Autocallable at certain set Observation Dates (e.g., annually, noting the annual Observation Dates are specific to each Autocallable) (a “Coupon”), provided that the Underlying Reference Index remains within or exceeds a certain level (the “Coupon Barrier”). If on specified annual Observation Dates the Underlying Reference Index reaches or exceeds a certain level (the “Autocallable Barrier”) then the Autocallable will automatically mature. Potential coupons will continue to accumulate over the life of each synthetic Autocallable so long as that Autocallable is not called (i.e., the amount of the potential Coupon will be greater for such subsequent observation period as it will account for the Coupon that was not recognized on the prior observation period). If the performance of the Underlying Reference Index is below the Coupon Barrier on any Observation Date and at the maturity date of the Autocallable, no Coupon is paid for that then-ended observation period or at maturity, as the case may be. Each synthetic Autocallable employs a “memory” or what may be commonly referred to as a “snowball” feature where the unpaid Coupons are credited to the Fund if the Autocallable is called.

Each Autocallable is subject to a one-year non-callable period from the date of issuance (the “Non-Callable Period”). Each Autocallable incorporates a principal protection feature so that, if the Underlying Reference Index has not reached or exceeded the Autocallable Barrier before the scheduled maturity date, any negative performance below the Autocallable Barrier as at the maturity date will not have any negative impact on the return of principal under the Autocallable, provided the Underlying Reference Index is not below a certain predetermined level at maturity (the “Maturity Barrier”). Only if the Underlying Reference Index is below that Maturity Barrier at maturity will the Autocallable Index, and in turn investors, be exposed to the full downside performance of the Underlying Reference Index at maturity. Therefore, while synthetic Autocallables may

16
CALAMOS NASDAQ® AUTOCALLABLE GROWTH ETF

Additional Information About Investment Strategies and Related Risks

preserve capital in certain negative market conditions (i.e., if the Underlying Reference Index remains above the Maturity Barrier), adverse market conditions in the equity market can lead to negative returns for the Fund.

The Fund’s exposure to the Autocallables is obtained through one or more Swap Agreements with one or more qualified financial institutions (“Swap Counterparties”). These Swap Agreements reference the Autocallable Index, which is designed to reflect the aggregate performance of the entire Index Portfolio. Through this approach, the Fund obtains comprehensive exposure to the diversified portfolio of Autocallables via one or more derivative instruments.

In light of the fact that the Fund is entering into one or more unfunded total return swaps, the Fund will not be required to make any upfront payment to the Swap Counterparty to enter into the transaction itself. However, the Fund will be subject to variation margin requirements, and will be required to post a portion of its assets as initial margin. In order to meet its margin requirements, the Fund may allocate all or a significant portion of its cash by investing in eligible collateral instruments such as: investment-grade fixed income and floating rate bonds; notes with variable interest rates tied to benchmarks issued by governments and European or U.S. investment grade corporate issuers; commercial paper and money market funds.

In addition to the above, the Fund expects to invest in money market instruments, including U.S. Treasury Securities and repurchase agreements as well as cash and cash equivalents. The Fund will also utilize “box spreads” that consist of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts (“Box Spreads”). The Fund may also invest in other exchange-traded funds which in turn invest principally in Box Spreads.

The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary (a “Subsidiary”), organized under the laws of the Cayman Islands. If determined necessary or advisable by the Fund, investment in the Subsidiary is expected to provide the Fund with exposure to the Autocallable Index within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and Internal Revenue Service guidance. The Subsidiary may invest primarily in derivative instruments, including Swap Agreements.

Investment Structure Overview

The Fund’s investment approach centers on gaining exposure to a theoretical diversified portfolio of approximately 52 synthetic autocallables using one or more Swap Agreements that reference the Autocallable Index. Each of these Autocallables is linked to the performance of the Underlying Reference Index, which dynamically adjusts its exposure to E-Mini Nasdaq‑100® futures contracts based on market volatility conditions. To efficiently implement this strategy, the Fund enters into one or more Swap Agreements with Swap Counterparties. These Swap Agreements reference the Autocallable Index, which is designed to reflect the aggregate performance of the entire Index Portfolio, allowing the Fund to gain comprehensive exposure to a theoretical portfolio of synthetic Autocallables through a single instrument. The returns are based on certain pre-defined payout and return characteristics described in more detail in the section below entitled “Index Portfolio Characteristics”. Each Autocallable’s return profile will be linked to the Underlying Reference Index as a whole and does not look-through to the individual constituents of such index.

Index Portfolio Characteristics

The Fund provides investors with exposure to an index which is designed to reflect the aggregate total return of a theoretical portfolio of approximately 52 synthetic Autocallables. Each Autocallable in the Index Portfolio may achieve one or both of the following payout and return characteristics depending on the performance of the Underlying Reference Index:

(a)
payment of Coupons on an Observation Date or at maturity if the level of the Underlying Reference Index is at or above the Coupon Barrier (as set forth below);

or

(b)
as part of the Autocallables’ return, the Autocallable Index, and in turn the Fund may be exposed to the negative performance of the Underlying Reference Index in case the level of such Underlying Reference Index is below the Maturity Barrier at maturity.
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Each Autocallable in the Index Portfolio will have the following key Parameters:

I. Individual Autocallables: Each Autocallable in the Index Portfolio features (as more set forth in the table below):

•
5-year tenor (Maturity)
•
1-year initial Non-Callable Period from the date of issuance
•
U.S. Dollar denomination
•
70% Maturity Barrier (observed at maturity)
•
100% Autocallable Barrier (observed annually)
•
100% Coupon Barrier (observed annually)
•
Direct link to the performance of the Underlying Reference Index

II. Key Components: Each Autocallable in the Index Portfolio has the following main components:

•
Call Feature: Each Autocallable will automatically be called prior to its scheduled maturity date if the Underlying Reference Index reaches or exceeds the Autocallable Barrier on an annual Observation Date. If the Underlying Reference Index is below the Autocallable Barrier after the annual Observation Date, the note remains in the Index Portfolio, uncalled, until the market recovers.
•
Contingent Coupon: A coupon is paid by the Autocallable if, on the annual Observation Date, the performance of the Underlying Reference Index is at or above the Coupon Barrier. If the Underlying Reference Index falls below the Coupon Barrier on an Observation Date, no coupon will be paid for that period. Unpaid Coupons will be added to any future Coupon payment.
•
Contingent Principal Protection: If an Autocallable is not called prior to Maturity, the initial principal is fully protected if the Underlying Reference Index’s level is above the Maturity Barrier (70%) at maturity. If the Underlying Reference Index closes below the Maturity Barrier, principal loss for that Autocallable will be equivalent to the negative performance of the Underlying Reference Index measured over the life of the Autocallable.
•
Memory: If the Underlying Reference Index is below the Coupon Barrier on an annual Observation Date and no Coupon is paid, that Coupon is not lost but instead accumulates; all such previously unpaid Coupons are credited (i) on a subsequent annual Observation Date on which the Underlying Reference Index is again at or above the Coupon Barrier, and/or (ii) if earlier, upon the Autocallable being called.

The Underlying Index Portfolio will be rebalanced weekly, employing a weekly roll mechanism whereby Autocallables that have auto called or matured are replaced with new Autocallables and any Coupons paid are reinvested in Autocallables.

III. Implementation Mechanism: To efficiently gain exposure to this theoretical diversified portfolio of Autocallables, the Fund utilizes:

•
Swap Agreements with Swap Counterparties
•
The Autocallable Index as a reference for these Swap Agreements, which is designed to reflect the aggregate performance of the entire Index Portfolio (See “The Underlying Reference Index”)
PARAMETER	DESCRIPTION	SPECIFIC DATA
Autocallable Barrier	The predetermined level of the Underlying Reference Index, which if reached or exceeded on specified Observation Dates will cause the Autocallable to automatically mature.	100% of the value of the Underlying Reference Index as at the date the Autocallable was included in the Index Portfolio.
Coupon Barrier	The predetermined level of the Underlying Reference Index which if reached or exceeded on specified Observation Dates will cause a fixed amount to be paid (the “Coupon”).	100% of the value of the Underlying Reference Index as at the date it is included in the Index Portfolio.
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PARAMETER	DESCRIPTION	SPECIFIC DATA
Maturity Barrier	The predetermined level of the Underlying Reference Index above which on the maturity date of the Autocallable will result in the full repayment of principal.	70% of the value of the Underlying Reference Index as at the date the Autocallable was included in the Index Portfolio.
Observation Date — Autocallables Call Feature	Predetermined dates on which the level of the Underlying Reference Index is compared to the Autocallable Barrier and the Coupon Barrier	Annually
Observation Date — Contingent Principal Protection	A predetermined date on which the level of the Underlying Reference Index is compared to the Maturity Barrier	The maturity date
Observation Date — Contingent Coupon Payment

Predetermined dates on which the level of the Underlying Reference Index is compared to the Coupon Barrier If the Underlying Reference Index is below the Coupon Barrier with respect to an Autocallable note, the Autocallable note is not called, and no Coupon is paid

Annually
Maturity	The final Observation Date, on which the Autocallable terminates and the final cash flows are determined	5 years
Coupon Percentage	The percentage number that determines the size of the Coupon to be made on specified Observation Dates, if the relevant payout and return characteristics have been met (the “Coupon”).	The Coupon rate is established via prevailing current market environments and specific parameters with the Underlying Reference Index.

Once an Autocallable has been included in the Index Portfolio, the payout and return characteristics for such Autocallable can no longer be changed. Therefore, there is no discretion involved in the payout process for each Autocallable as such payout depends on the performance of the Underlying Reference Index on the specific Observation Dates.

With regard to the Maturity Barrier, it should be noted that if on the maturity date, the level of the Underlying Reference Index is below the Maturity Barrier the amount of principal repaid will be reduced, as per the example below, which will negatively impact the overall value of the Autocallable Index and, in turn, the Fund.

For example, noting the Maturity Barrier for an Autocallable is 70% of the level of an Underlying Reference Index as of the date the Autocallable is issued:

•
if such Underlying Reference Index of such Autocallable falls by only 10% (which is still above the Maturity Barrier) then the negative performance of the Underlying Reference Index will not reduce the amount of principal to be repaid;
•
on the other hand, if such Underlying Reference Index falls by 55% (i.e., to 45% of the level it was at when the Autocallable was issued and which is below the Maturity Barrier), then at maturity the amount of principal to be repaid will have fallen by 55%.

As the Fund is exposed to the Autocallables through the performance of the Index Portfolio under the Swap Agreement(s), any negative return of an Autocallable in the Index Portfolio will negatively impact the level of the Autocallable Index and, in turn, the Fund.

Portfolio Management and Rebalancing

The Autocallable Index is managed through a systematic process, and the Fund gains exposure to the Autocallable Index through the use of Swap Agreements. The underlying Index Portfolio will be rebalanced weekly, employing a weekly roll mechanism whereby Autocallables that have auto called or matured are replaced with new Autocallables and any Coupons received are reinvested in Autocallables. This systematic approach seeks to benefit from (i) diversification of entry points across

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market cycles; (ii) minimization of timing risk associated with single-entry investments and (iii) maintaining a consistent exposure to a theoretical portfolio of approximately 52 synthetic Autocallables. Furthermore, by gaining exposure via the Autocallable Index, to the total return of approximately 52 synthetic Autocallables with staggered entry points, the Fund seeks to benefit from a theoretical diversified portfolio that seeks to (i) smooth capital appreciation over time; (ii) reduce concentration risk in any single market entry point; and (iii) potentially lower overall portfolio volatility.

While the Autocallable Index follows systematic rules for maintenance and replacement, the Adviser actively oversees the Swap Counterparty exposure and creditworthiness, collateral management and optimization, the Fund’s overall portfolio risk characteristics as well as the execution quality and management of Swap Agreements.

The Underlying Reference Index

The MerQube Nasdaq‑100® Vol Advantage Index (the “Underlying Reference Index”) is designed to provide volatility adjusted exposure to E-Mini Nasdaq‑100® futures contracts (the “Equity Component”) by targeting an implied volatility of 35%, subject to a 6% decrement per annum. Unlike traditional equity indices that maintain fixed allocations, this index dynamically adjusts exposure based on market volatility conditions. During calm or typical market environments, the index increases exposure to equity futures while during volatile market periods, the index reduces exposure to equity futures. Unlike other volatility target indices that rebalance daily based on realized volatility, this index rebalances weekly (at the end of each week) based on one-week implied volatility derived from QQQ weekly options prices. This approach seeks to maintain a more consistent risk profile across varying market conditions while potentially reducing drawdowns during market stress and improving risk-adjusted returns over time.

The Underlying Reference Index is a rules-based, systematic index designed to provide dynamic exposure to equities making up the Nasdaq‑100 Index® while employing a volatility management methodology that seeks to maintain a target volatility level. The Underlying Reference Index dynamically adjusts exposure between the Equity Component and a cash position based on prevailing market volatility conditions.

Underlying Reference Index Methodology

The Underlying Reference Index employs a sophisticated approach to stabilizing volatility and dividend risk via:

1.
Volatility Target: Maintains a predetermined volatility target of 35%, which helps create a more stable risk profile across varying market conditions.
2.
Dynamic Exposure Adjustment: Calculates exposure to the Equity Component based on the ratio of the target volatility to the observed market volatility, with a maximum exposure cap of 5x (500%). Exposure is implemented via E-mini Nasdaq‑100® futures contracts.
3.
Forward-Looking Volatility Measurement: Utilizes options market data to determine a near-term, forward-looking volatility level as implied by the listed options market, specifically using QQQ options.
4.
Weekly Rebalancing: The Underlying Reference Index rebalances weekly (on the last trading day of each week), with the leverage factor recalculated based on the prevailing volatility conditions.
5.
Decrement: The Underlying Reference Index includes a fixed synthetic dividend (or “decrement”) of 6% per annum, which is applied daily to the Underlying Reference Index value. This daily decrement equals the 6% annual rate divided by 360 days (approximately 0.0167% per day) and is subtracted from the Underlying Reference Index return regardless of the actual dividends paid by the constituent securities.

Underlying Reference Index Construction and Calculation

The Underlying Reference Index is calculated daily according to the following methodology:

1.
The fair value of the variance swap is calculated using options market data for QQQ options, which serves as a forward-looking measure of implied volatility.
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2.
The leverage is determined as the ratio of the volatility target (35%) to the fair value of the variance swap, subject to the maximum exposure constraint of 5x.
3.
The Underlying Reference Index exposure is adjusted based on this leverage calculation, providing higher exposure when market volatility is low and lower exposure when market volatility is high.
4.
The Underlying Reference Index rebalances weekly to maintain the targeted volatility profile, with adjustments made based on the most recent volatility readings.

The Underlying Reference Index is calculated in U.S. dollars and was launched on November 11, 2025, with a base date of January 6, 2005.

By employing both volatility targeting and a fixed decrement, the Underlying Reference Index is designed particularly for use in structured product applications where a more predictable volatility profile and known dividend treatment are advantageous for pricing and risk management purposes.

Autocallable Index Methodology

The Autocallable Index is designed to reflect the performance of a theoretical portfolio of synthetic Autocallable notes (the “autocallables”) which have the Underlying Reference Index as the underlying reference asset. The autocallables in the Autocallable Index follow predetermined terms including a 260-week maturity period from issue date, a 52-week non-callable period, and coupon payments every four (4) weeks. Each Autocallable features conditional cash flows on specific monthly Observation Dates, with payments depending on whether the underlying asset is above or below specified thresholds, including a 100% Autocallable Barrier and 100% Coupon Barrier percentages. The Autocallable Index provider’s pricing model determines the present value of these synthetic notes accounting for prevailing market conditions and contemplates the reinvestment of cash flows.

The Autocallable Index rebalances at preset intervals (weekly), adding one new autocallable note at each rebalance date depending on Autocallable Index cashflows. The initial portfolio comprises 52 autocallable notes issued on each Friday between January 14, 2005 and January 6, 2006. To maintain diversification, the Autocallable Index applies concentration limits through an allocation cap that restricts the weight of any individual Autocallable notes to 5%. Cash from paid Coupons and maturing or redeemed notes is systematically reallocated across the portfolio according to predefined rules. The Autocallable Index is calculated daily, rebalanced weekly and is denominated in U.S. Dollars with the Index base value set at 100.

The Index is composed of a theoretical portfolio of synthetic autocallable notes with the following characteristics:

SPECIFICATION	AUTOCALLABLE INDEX
Reference Asset	MerQube Nasdaq‑100® Vol Advantage Index
Face Value	100
Maturity Date	260 weeks from the Issue Date
Non-Callable Period	52 weeks from the Issue Date
Coupon Dates	Every 52 weeks from the Issue Date, up to and including the Maturity Date
Autocallable Barrier	100%
Principal Barrier Percentage	70%
Coupon Barrier Percentage	100%
Memory Feature	Yes — unpaid Coupons credited upon call or maturity

Total Return Swaps — A total return swap is a financial agreement between two parties where one party agrees to make a single payment or periodic payments to the other party based on a fixed or variable interest rate in exchange for a single payment or periodic payments based on the total return of an underlying asset, which includes both the income it generates

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and any capital gains or losses. Total return swaps also may be used as a means of obtaining exposure in markets where the reference asset is unavailable or it may otherwise be impossible or impracticable for the Fund to own that asset. “Total return” refers to the payment (or receipt) of the total return on the underlying reference asset, which is then exchanged for the receipt (or payment) of an interest rate. To the extent the total return of the underlying asset exceeds or falls short of the offsetting interest rate obligation, one party will receive a payment from or make a payment to the other party, as applicable. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a market or sector index in a potentially more economical way. The use of total return swaps may add leverage to the Fund’s portfolio.

Box Spreads — A Box Spread is an offsetting set of options, which may include Flexible Exchange Options (“FLEX Options”). Box Spreads consist of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts on a reference asset at the same expiration date. The synthetic long position consists of (i) buying a call option and (ii) selling a put option, each on the same reference asset and each with the same strike price and expiration date. The synthetic short position consists of (i) buying a put option and (ii) selling a call option, each on the same reference asset and each with the same expiration date as the synthetic long but with a different strike price from the synthetic long position. The difference between the strike prices of the synthetic long position and the synthetic short position determines the expiration value (or value at maturity) of the Box Spread. An important feature of the Box Spread construction process is that it seeks to eliminate market risk tied to price movements associated with the underlying options’ reference asset. Once the Box Spread is initiated, its return from the initiation date through expiration will not change due to price movements in the underlying options’ reference assets. The Fund may purchase Box Spreads on various indices or securities based on risk and return considerations. Box Spreads are expected to have return characteristics similar to cash equivalents. The Fund may also invest in other exchange-traded funds which in turn invest principally in Box Spreads.

General Information about FLEX Options

FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (the “OCC”). The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” with the goal of protecting clearing members and options traders from counterparty risk. The OCC may make adjustments to FLEX Options for certain significant events, as more fully described in the Fund’s Statement of Additional Information. Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and subject to the risk that the OCC may fail to perform the settlement of the FLEX Options due to bankruptcy or other adverse reasons. The FLEX Options that the Fund will hold and that reference the SPDR S&P 500 ETF (“SPY”) will give the Fund the right or the obligation to either receive or deliver shares of SPY, or the right or the obligation to either receive or deliver a cash payment on the option expiration date based upon the difference between SPY’s value and a strike price, depending on whether the option is a put or call option and whether the Fund purchases or sells the option. The Fund will purchase call options (giving the Fund the right to receive shares of SPY or a cash payment) and put options (giving the Fund the right to deliver shares of SPY or a cash payment), and may sell (i.e., write) call options (giving the Fund the obligation to deliver shares of SPY or a cash payment) and put options (giving the Fund the obligation to receive shares of SPY or a cash payment) in instances where it is deemed necessary or desirable to construct the Box Spread. In instances where the purchased call and put options are substantially in-the-money and the synthetic long and short positions comprising the Box Spread can effectively be constructed without writing call or put options, the Fund may elect not to write call or put options. The Fund intends to use FLEX Options in constructing Box Spreads. The Fund receives premiums in exchange for the written FLEX Options and pays premiums in exchange for the purchased FLEX Options. The OCC and securities exchanges on which the FLEX Options are listed do not charge ongoing fees to writers or purchasers of the FLEX Options during their life for continuing to hold the option contracts but may charge transaction fees.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

Changes in 80% policy

The Fund has adopted a non-fundamental operating policy that requires it, under normal circumstances, to invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in U.S. Treasuries, cash, cash equivalents, Box Spreads, box spread ETFs, and unfunded total return swaps that provide exposure to a theoretical portfolio of approximately

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52 Autocallables investments that are linked to the performance of the Autocallable Index. Although this requirement may be changed by the Board of Trustees without shareholder approval, the Fund will notify shareholders in writing at least 60 days prior to any change in its 80% policy.

Non-Principal Investments

Cash Equivalents and Short-Term Investments

The Fund may invest in securities with maturities of less than one year, cash equivalents, it may hold cash or utilize Box Spreads. A Box Spread is an offsetting set of options (which may include FLEX Options) that have risk and return characteristics similar to cash equivalents (a “Box Spread”). A Box Spread consists of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts on a reference asset at the same expiration date. The synthetic long position consists of (i) buying a call option and (ii) selling a put option, each on the same reference asset and each with the same strike price and expiration date. The synthetic short position consists of (i) buying a put option and (ii) selling a call option, each on the same reference asset and each with the same expiration date as the synthetic long but with a different strike price from the synthetic long. The difference between the strike prices of the synthetic long and the synthetic short determines the expiration value (or value at maturity) of the Box Spread. The Fund expects the options comprising the Box Spread to reference the performance of the SPDR S&P 500 ETF (SPY).

The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the Fund may invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. The Fund may adopt a defensive strategy when the portfolio managers believe securities in which such Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances. For more information on eligible short-term investments, see the SAI.

Illiquid Investments

The Fund may invest up to 15% of its net assets in securities and other instruments that are, at the time of investment, illiquid (determined using the Securities and Exchange Commission’s standard applicable to investment companies, i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). For this purpose, illiquid investments may include, but are not limited to, certain restricted securities (securities the disposition of which is restricted under the federal securities laws), certain securities that may only be resold pursuant to Rule 144A under the Securities Act, and certain repurchase agreements, among others.

Temporary Investments

In response to market, economic, political, or other conditions, the Fund may temporarily invest for defensive purposes that are inconsistent with the Fund’s principal investment strategies. If the Fund does so, different factors could affect the Fund’s performance, and the Fund may not achieve its investment objective.

Risks of Investing in the Fund

This prospectus describes the risks you may face as an investor in the Fund. It is important to keep in mind that generally, investments with a higher potential reward also have a higher risk of losing money. The reverse is also commonly true: the lower the risk, the lower the potential reward. However, as you consider an investment in the Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in this investment for a long period of time to ride out down periods.

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time, and it is possible to lose money. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Principal Risks

•
Authorized Participant Concentration Risk — Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or
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Additional Information About Investment Strategies and Related Risks

redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, that invest in securities or instruments that have lower trading volumes.

•
Autocallable Structure Risk — The Fund’s returns are correlated to the performance of a theoretical portfolio of Autocallables reflected by the Autocallable Index. Autocallable notes have specific structural features that may be unfamiliar to many investors.
•
Contingent Income Risk — Coupon payments from the Autocallables are not guaranteed and will not be made if the Underlying Reference Index falls below the Coupon Barrier (100%) on Observation Dates. This means the Fund may generate significantly less income than anticipated during market downturns.
•
Early Redemption Risk — Autocallables in the Index Portfolio may be called before their scheduled maturity if the Underlying Reference Index reaches or exceeds the Autocallable Barrier on Observation Dates. This automatic early redemption could force reinvestment of that portion of the Index Portfolio at lower rates if market yields have declined.
•
Barrier Risk — If the Underlying Reference Index falls below the Maturity Barrier (70%) at the maturity of an Autocallable in the Index Portfolio, that portion of the Index Portfolio will be fully exposed to the negative performance of the Underlying Reference Index from its initial level. For example, if the Underlying Reference Index has declined 55% at maturity of a particular Autocallable, the portion of the Index Portfolio allocated to that note would lose 55% of its value. This conditional protection creates a binary outcome that can result in sudden, significant losses if barriers are breached.
•
Box Spread Risk — The Fund may purchase Box Spreads on various indices or securities based on risk and return considerations. If one or more of the individual option positions that comprise a Box Spread are modified or closed separately prior to the option contract’s expiration, then the Box Spread may no longer effectively eliminate risk tied to the underlying reference asset’s price movement. Furthermore, the Box Spread’s value is derived in the market and is in part based on the time until the options comprising the Box Spread expire and the prevailing market interest rates. The Fund’s ability to utilize Box Spreads effectively is dependent on the availability and willingness of other market participants to sell Box Spreads to the Fund at competitive prices. Because Box Spreads involve multiple options transactions, the Fund will incur additional transaction costs when utilizing a box spread strategy which will limit returns when using such a strategy. If the Box Spread does not perform as intended, the Fund could have exposure to the underlying reference asset of the options comprising the Box Spread, which is expected to be the SPY. In such a scenario, the Fund would be subject to the risks of equity securities markets. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur.
•
Calculation Methodology Risk — The Underlying Reference Index and the Autocallable Index employ complex calculation methodologies that may not perform as expected under certain market conditions.
•
Cash Holdings Risk — To the extent the Fund holds cash positions, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation which could negatively impact the Fund’s performance and ability to achieve its investment objective.
•
Correlation Risk — The Fund’s return is not likely to match the expected returns of the Index Portfolio or the return of the Autocallable Index for a number of reasons, including — (i) the Fund gains exposure to the Index Portfolio through Swap Agreements rather than direct exposure to the underlying components of the Autocallable Index; (ii) transaction costs, fees, and operational constraints in both the Swap Agreements and the underlying Autocallables may affect returns; (iii) the Index Portfolio may not perform as expected under certain market conditions; and (iv) the Fund’s performance may substantially deviate from investor expectations of how the Index Portfolio should perform in various market scenarios. The Fund’s return may not match the return of the Autocallable Index for a number of reasons, including the payment of periodic distributions to investors, operating expenses, transaction costs, cash management, and differences in calculation methodologies.
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•
Costs of Buying and Selling Fund Shares — Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.
•
Counterparty Risk — The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (primarily Swap Agreements) entered into by the Fund. The Fund’s exposure to the Index Portfolio is obtained entirely through Swap Agreements with Swap Counterparties. If a Swap Counterparty becomes bankrupt or otherwise fails to perform its obligations, the Fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all. Unlike directly held securities, the Fund’s holdings consist primarily of contractual claims against Swap Counterparties, making the Fund particularly vulnerable to counterparty failure. Even temporary disruptions in a Swap Counterparty’s ability to perform under Swap Agreements could significantly impact Fund performance. The Fund may have substantial exposure to a single Swap Counterparty, amplifying this risk. Certain counterparties, including the Swap Counterparties, may be considered systemically important financial institutions and any deterioration in their financial condition could heighten counterparty risk. The Fund expects to obtain exposure to the Index Portfolio through Swap Agreements with a limited number of counterparties and will likely enter into Swap Agreements related to the Index Portfolio with a limited number of counterparties for the foreseeable future. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.
•
Credit Risk — The Fund’s collateral investments may be subject to credit risk, which is the risk that an issuer or counterparty will fail to pay principal or interest when due.
•
Derivatives Risk — Derivatives are instruments, such as swaps, options, futures and forward foreign currency contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. The use of derivatives will increase expenses and volatility, and there is no guarantee that a derivatives strategy will work as anticipated. While hedging with derivatives can reduce or eliminate losses, it can also reduce or eliminate gains. In addition, derivative instruments are subject to counterparty risk, meaning that the party with whom the Fund enters into a derivative transaction may experience a significant credit event and/or may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

The derivatives markets are subject to various global regulations, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. For example, in October 2020, the SEC adopted Rule 18f‑4 under the 1940 Act, which applies to the Fund’s use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f‑4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. In connection with compliance with Rule 18f‑4, funds are no longer required to comply with the asset segregation framework arising from prior SEC guidance for covering certain derivative instruments and related transactions. These and other rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to a Fund of derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. This may result in changes to a Fund’s principal investment strategies and could adversely affect a Fund’s performance and its ability to achieve its investment objective.

•
Equity Securities Risk — The securities markets are volatile. The Fund’s exposure to the Underlying Reference Index subjects it to risks associated with equity markets. The value of the Underlying Reference Index may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the U.S. equity markets generally or particular segments of the market.
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Additional Information About Investment Strategies and Related Risks

If the market prices of the securities to which the Underlying Reference Index is exposed decline, the value of your investment in the Fund will decline.

•
FLEX Options Risk — Trading FLEX Options involves risks different from, and possibly greater than, the risks associated with investing directly in securities or in other types of options. FLEX Options, like other listed options, are traded on the U.S. options markets and are issued by OCC. However, unlike other options, the terms of FLEX Options are not all standardized. When a FLEX Option is purchased and sold in an opening transaction, the parties to the transaction have the flexibility, within limitations set forth in the rules of the options market on which the transaction occurs, to fix certain of the option’s terms. The flexibility to fix certain terms is what makes FLEX Options different from other types of options. Because many of the terms of FLEX Options are not standardized, it is less likely that there will be an active secondary market in which holders and writers of such options will be able to close out their positions by offsetting sales and purchases. Because FLEX Options have variable terms that are fixed by the parties, there are no pre-established series of FLEX Options. Rather, any different series of FLEX Options may be created and outstanding at any given time as a result of the various designations of variable terms that are made in different transactions. Secondary trading interest in FLEX Options may therefore be spread over a larger number of series than the trading interest in other options, the trading interest in any particular series of FLEX Options may be very limited, the secondary markets in FLEX Options may be less deep, liquid and continuous than the markets in other options on the same underlying interests, and the premiums for FLEX Options may not correlate with premiums for such other options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund Shares and result in the Fund being unable to achieve its investment objective. Less liquidity in the trading of the Fund’s FLEX Options could have an impact on the prices paid or received by the Fund for the FLEX Options in connection with creations and redemptions of the Fund Shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection may impact the value of the Fund and whether the Fund can satisfy its investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities. The Fund also is subject to the risk that the OCC will become insolvent or otherwise be unable to meet its obligations, which could cause the Fund to suffer losses which may be significant.
•
Index Risk — The Underlying Reference Index employs a volatility targeting mechanism which may not perform as expected. The Underlying Reference Index may reduce equity exposure during periods that subsequently see strong equity performance, potentially limiting upside participation. The use of implied volatility rather than realized volatility may not accurately predict future market volatility. The weekly rebalancing frequency may not respond quickly enough to rapid market changes. The decrement feature (6% per annum) reduces index performance by a fixed percentage and may cause the Underlying Reference Index to underperform during low-return environments. The Fund’s investments in derivatives relating to the Underlying Reference Index may underperform the return of the Underlying Reference Index for a number of reasons, including, for example, (i) the performance of derivatives related to the Underlying Reference Index may not correlate with the Underlying Reference Index and/or may underperform the Underlying Reference Index due to transaction costs, fees, or other aspects of the transaction’s pricing; (ii) the Fund may not be able to find counterparties willing to enter into derivative instruments whose returns are based on the return of the Underlying Reference Index or find counterparties who are willing to do so at an acceptable cost or level of risk to the Fund; and (iii) errors may arise in carrying out the Underlying Reference Index’s methodology, or the Underlying Reference Index provider may incorrectly report information concerning the Underlying Reference Index.
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Additional Information About Investment Strategies and Related Risks

There can be no guarantee that the Underlying Reference Index or the Autocallable Index will be maintained indefinitely or that the Fund will be able to continue to utilize the Underlying Reference Index or the Autocallable Index to implement the Fund’s principal investment strategies indefinitely. If the sponsor of the Underlying Reference Index or the Autocallable Index ceases to maintain either such index, the Fund no longer has the ability to utilize such indices to implement its principal investment strategies, or other circumstances exist that the Adviser or the Fund’s Board of Trustees concludes substantially limit the Fund’s ability to create cost-effective synthetic investment exposure to the Autocallable Index or the Underlying Reference Index, the Adviser or the Fund’s Board of Trustees may substitute the Underlying Reference Index or the Autocallable Index with another index that it chooses in its sole discretion and without advance notice to shareholders. There can be no assurance that any substitute index so selected will perform in a manner similar to the Underlying Reference Index or the Autocallable Index, as applicable. Unavailability of either index could affect adversely the ability of the Fund to achieve its investment objective.

•
Interest Rate Risk — The value of the Fund’s fixed-income investments may be affected by changes in interest rates. When interest rates rise, the value of fixed-income investments generally falls.
•
Investment in a Subsidiary — As determined necessary or advisable by the Fund, the Fund may invest a portion of its assets in a wholly-owned subsidiary (each, a “Subsidiary”), organized under the laws of the Cayman Islands. Investment in the Subsidiary is expected to provide the Fund with exposure to the Autocallable Index within the limitations of Subchapter M of the Code and Internal Revenue Service guidance. The Subsidiary may invest primarily in derivative instruments, including Swap Agreements. To the extent that the Fund invests in the Subsidiary, the Fund may be subject to the risks associated with the above-mentioned derivative instruments and other securities, which are discussed elsewhere in the Fund’s Prospectus and Statement of Additional Information (“SAI”). To comply with the asset diversification test applicable to a RIC (discussed in the SAI), the Fund intends to limit its investments in such subsidiary to 25% of the Fund’s total assets at the end of each taxable quarter.

Although the Subsidiary may be considered similar to investment companies, it is not registered under the 1940 Act and, unless otherwise noted in the Fund’s Prospectus and SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. The Board of Trustees, however, has oversight responsibility for the investment activities of the Fund, including its investment in its respective subsidiary. In addition, the Fund is the sole shareholder of its respective Subsidiary, and it is not currently expected that shares of a Subsidiary will be sold or offered to other investors. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or a Subsidiary to operate as described in the Fund’s Prospectus and SAI and could negatively affect the Fund and its shareholders.

•
Laddered Portfolio Risk — The laddered portfolio strategy may not perform as expected if market conditions remain unfavorable over an extended period, multiple Autocallable instruments may experience losses simultaneously and/or the weekly rebalancing mechanism may result in suboptimal entry points during rapidly changing markets.
•
Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.
•
Market Maker Risk — If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund Shares are trading on the Exchange, which could result in a decrease in value of the Fund Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Fund Shares.
•
Market Risk — The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security, including those held by the Index Portfolio.
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Additional Information About Investment Strategies and Related Risks

•
New Fund Risk — The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.
•
Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. In addition, this makes the Fund more susceptible to risks associated with a single economic, political, or regulatory occurrence.
•
Other Investment Companies Risk — The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objectives and permissible under the 1940 Act.

Under one provision of the 1940 Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (iii) more than 5% of the Fund’s total assets would be invested in any one investment company. In some instances, the Fund may invest in an investment company in excess of these limits. For example, the Fund may invest in other registered investment companies, such as mutual funds, closed-end funds and ETFs, including affiliated funds, and in business development companies in excess of the statutory limits imposed by the 1940 Act in reliance on Rule 12d1‑4 under the 1940 Act. These investments would be subject to the applicable conditions of Rule 12d1‑4, which in part would affect or otherwise impose certain limits on the investments and operations of the underlying fund. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund. In the event the Fund invests in another affiliated fund (the “Acquired Fund”), the portion of the Fund’s Investment Management Fee equal to the advisory fee payable to the Acquired Fund (based on average daily net assets invested) is waived.

•
Premium-Discount Risk — Fund Shares may trade above or below their NAV. The market prices of Fund Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Fund Shares on the Exchange. The trading price of Fund Shares may deviate significantly from NAV during periods of market volatility.
•
Secondary Market Trading Risk — Investors buying or selling Fund Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund Shares. Although the Fund Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. The Fund’s shares may trade at prices substantially different from NAV during periods of market stress or when the complex underlying derivatives are difficult to value. In addition, trading in Fund Shares on the Exchange may be halted.
•
Swap Agreement Risk — Swap agreements are a type of derivative instrument that subjects the Fund to counterparty credit, liquidity, and correlation risks, including that: (i) the Fund may not be able to enter into replacement swap agreements in the event a current swap is terminated; (ii) unfunded swap agreements may involve greater leverage risks than funded swaps; (iii) the swap agreement may not reflect the performance of the Autocallable Index or the Underlying Reference Index as expected due to differences in calculation methods or expenses; and (iv) during market disruptions, the counterparty may be able to terminate the swap agreement and the Fund may be unable to enter into new swap agreements or adjust existing positions at favorable prices. The terms of a swap agreement between the Fund and its counterparty may permit the counterparty to voluntarily close out the transaction with the Fund or terminate if certain events occur with respect to the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective. There can be no assurance that a liquid secondary market will exist for any particular derivative instrument at any particular time, including for those derivative instruments that were originally categorized as liquid at the time they were acquired by the Fund. In volatile markets, the Fund may not be able to close out a position without incurring a significant amount of loss. Swap agreements generally are not assignable except by agreement between the parties, and a counterparty typically has no obligation to permit assignments. Even if
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Additional Information About Investment Strategies and Related Risks

the Fund’s counterparty agrees to early termination of a swap agreement at any time, doing so may subject the Fund to certain early termination charges. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•
Swap Agreement Termination Risk — A Swap Counterparty may be entitled to terminate the Swap Agreement at its then current market value upon the occurrence of certain extraordinary market events or at its discretion upon notice to the Fund. Under such circumstances, if the Adviser is unable to enter into new Swap Agreements with a suitable Swap Counterparty, the Adviser may recommend to the Board of Trustees to immediately liquidate the Fund. A liquidation can be initiated by the Board of Trustees without a shareholder vote. While shareholder interests will be the paramount consideration in a liquidation under such circumstances, the timing of the liquidation may not be favorable to certain individual shareholders.
•
Tax Risk — The Fund intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. To qualify and maintain its status as a RIC, the Fund must derive at least 90% of its gross income each year from “qualifying income,” meet certain diversification tests at the end of each quarter and meet an annual distribution test. For purposes of the qualifying income requirement, the treatment of the swaps and other derivatives that provide exposure to the Autocallables is not entirely clear, and thus whether the income and gain therefrom is qualifying income is uncertain. If the Fund were to treat income or gain from particular instruments linked to the Autocallables as qualifying income, an adverse determination or future guidance by the Internal Revenue Service with respect to the treatment of income or gain from those investments may adversely affect the Fund’s ability to qualify as a RIC. For purposes of the diversification test, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In particular, there is no published Internal Revenue Service guidance or case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. An adverse determination or future guidance by the Internal Revenue Service with respect to issuer identification for the Fund’s investments may adversely affect the Fund’s ability to qualify as a RIC. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed.

The federal income tax treatment of the swaps and other derivatives (including the options comprising the Box Spreads) may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund.

•
Trading Issues Risk — Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.
•
Valuation Risk — The complex nature of autocallable structures and volatility-targeted indices may make accurate valuation difficult during market stress, potentially leading to significant premiums or discounts to NAV. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value the Swap Agreements may become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.
PROSPECTUS | October 14, 2026

29

Additional Information About Investment Strategies and Related Risks

•
Volatility Target Index Risk — The Underlying Reference Index employs a volatility targeting mechanism which introduces specific risks:
(i)
Decrement Feature Impact — The 6% per annum decrement creates a constant performance drag that may cause significant underperformance relative to the Nasdaq‑100® during low-return environments or periods of sideways markets;
(ii)
Implied Volatility Limitations — The use of QQQ weekly options prices to determine implied volatility may not accurately forecast actual market volatility, potentially resulting in suboptimal allocation decisions;
(iii)
Rebalancing Frequency Risk — The weekly rebalancing schedule may be too infrequent during rapidly changing market conditions, potentially exposing the Fund to higher volatility than targeted; and
(iv)
Participation Limitation — During periods of rising markets that follow volatility spikes, the Underlying Reference Index may maintain reduced equity exposure, potentially limiting the Fund’s participation in market recoveries.

The following are non-principal risks that generally apply to the Fund:

Market Events Risk. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or geopolitical events, trading and tariff arrangements (including trade or diplomatic disputes resulting in the imposition of economic sanctions or the threat of new or modified sanctions), terrorism, wars, cybersecurity events, natural or environmental disasters and other circumstances in one country or region could have profound impacts on global economies or markets. Widespread disease and virus epidemics, such as the coronavirus outbreak, could likewise be highly disruptive, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

Policy and legislative changes in the United States and in other countries may impact the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Cybersecurity Risk. Investment companies, such as the Fund, and their service providers are exposed to operational and information security risks resulting from cyberattacks, which may result in financial losses to the Fund and its shareholders. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, “ransomware” that renders systems inoperable until ransom is paid, the unauthorized release of confidential information, or various other forms of cybersecurity breaches. Cyber-attacks affecting the Fund, Calamos Advisors, custodian, transfer agent, distributor, market maker, authorized participants, administrator, intermediaries, trading counterparties, and other third-party service providers may adversely impact the Fund or the companies in which the Fund invests, causing the Fund’s investments to lose value or to prevent a shareholder redemption or purchase from clearing in a timely manner.

Investment Management Risk. Whether the Fund achieves its investment objective(s) is significantly impacted by whether the Adviser is able to choose suitable investments for the Fund.

Market Disruption Risk. Certain events have a disruptive effect on securities markets, including but not limited to, terrorist attacks, war and other geopolitical events or catastrophes. The Adviser cannot predict the effect of similar events in the future on the U.S. or foreign economies. Certain securities such as high yield and equity securities tend to be impacted more by these events than other types of securities in terms of price and volatility.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

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CALAMOS NASDAQ® AUTOCALLABLE GROWTH ETF

Additional Information About Investment Strategies and Related Risks

Recent Market Events. Since the 2008 financial crisis, financial markets throughout the world have experienced increased periods of volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil. This turmoil resulted in unusual and extreme volatility in the equity and debt markets, in the prices of individual securities and in the world economy. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events, geopolitical events (such as wars, terror attacks, natural or environmental disasters, country instability, and public health emergencies), trade disputes, tariffs and other restrictions on trade or economic sanctions, measures to address budget deficits, downgrading of sovereign debt, significant changes in oil and commodity prices, dramatic changes in currency exchange rates, and public sentiment. In addition, many governments and quasi-governmental entities throughout the world have responded to the turmoil with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates.

Russia’s military invasion of Ukraine has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. In addition, the Iranian conflict that commenced in February 2026 may result in similar, and potentially more severe, disruptions. Escalation of hostilities in the Middle East region could disrupt energy production or transportation, including through key shipping routes, which may lead to increased volatility in energy and other commodity prices. The extent and duration of these conflicts are impossible to predict but could continue to be significant.

The UK left the EU on January 31, 2020 (commonly known as “Brexit”). The UK and the EU entered into a Trade and Cooperation Agreement that sets out the agreement for certain parts of the future relationship from January 1, 2021, but uncertainty remains in certain areas regarding the future UK-EU relationship.

From January 1, 2021, EU laws ceased to apply in the UK, with many being assimilated into UK law. The UK government has enacted legislation to repeal, replace or make substantial amendments to these laws, with a view to them being replaced by purely domestic legislation. The process of revoking EU laws and replacing them with bespoke UK laws has already begun, creating unpredictable consequences for financial markets and investments. Brexit could significantly impact the UK, European, and global macroeconomic conditions, leading to prolonged political, legal, regulatory, tax, and economic uncertainty. This uncertainty may affect opportunities, pricing, availability, and cost of financing, regulation, values, or exit opportunities of companies or assets based in, doing business with, or having significant relationships in the UK or EU.

In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Widespread disease and virus epidemics and pandemics, such as the coronavirus outbreak, could likewise be highly disruptive, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments.

Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence (“AI”), may pose risks to the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI. As AI is used more widely, the profitability and growth of the Fund holdings may be impacted, which could significantly impact the overall performance of the Fund. The legal and regulatory frameworks within which AI operates continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.

Portfolio security holdings disclosure

A description of the Fund’s policies and procedures in connection with the disclosure of portfolio security holdings of the Fund are available in the SAI and on the Fund’s website, www.calamos.com.

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Fund Facts

Who manages the Fund?

Investment Adviser

The Fund is advised by Calamos Advisors LLC (“Calamos Advisors” or the “Adviser”), 2020 Calamos Court, Naperville, Illinois 60563. Calamos Advisors, an investment adviser registered with the SEC effective May 29, 1987, is a wholly owned subsidiary of Calamos Investments LLC (“CILLC”). CILLC’s assets under management as of December 31, 2025, were $47 billion ($44 billion of which represented Calamos Advisors’ assets under management). As of June 23, 2026, approximately 78% of the outstanding interests of CILLC was owned by Calamos Partners LLC (“CPL”), 22% by Calamos Asset Management, Inc. (“CAM”), and 0.04% by Calamos Equity Partners LLC (“CEP”). CPL is the sole manager of CILLC. John P. Calamos, Sr. controls CILLC and the Adviser through his controlling interest in both CPL and CAM through the John P. Calamos QTIP Trust, an irrevocable trust with Mr. Calamos as sole trustee and investment adviser. John S. Koudounis is the other owner of both CAM and CPL. CEP is owned by John S. Koudounis and Daniel L. Dufresne.

Subject to the overall authority of the Board of Trustees, Calamos Advisors provides continuous investment supervision and management to the Fund under a management agreement and also furnishes office space, equipment and management personnel. For these services, the Fund pays Calamos Advisors a fee based on its average daily net assets, which is accrued daily and paid on a monthly basis. The Fund will pay fees (before any reimbursement) under the management agreement in the following amounts as a percentage of its average daily net assets:

ETF	FEES
Calamos Nasdaq® Autocallable Growth ETF	0.74%

Out of this management fee, Calamos Advisors pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b‑1 plan, if any, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

At a meeting held on September 29, 2026, the Board of Trustees approved the Investment Management Agreement for the Fund. A discussion regarding the basis for the Board’s approval of the Investment Management Agreement on behalf of the Fund will be included in the first shareholder report that covers the period in which the Fund commences operations.

Portfolio Managers

Shaheen Iqubal. Shaheen Iqubal joined Calamos Advisors in 2017 as Senior Vice President, Head of Quantitative Investments, Co-Head of Risk. In February 2025, he was named Co-Portfolio Manager, and prior to that from January 2024 through January 2025 served as Associate Portfolio Manager. Shaheen is responsible for oversight of our quantitative investment and risk management teams. Prior to joining the firm, Shaheen was executive director and senior quantitative analyst in the applied research group at UBS Asset Management.

Jordan Rosenfeld. Jordan Rosenfeld joined Calamos Advisors in April 2025 and is a Co-Portfolio Manager. Between June 2018 to March 2025, Mr. Rosenfeld was a Senior Director and Portfolio Manager at Milliman, where he was responsible for managing derivatives strategies in exchange-traded funds, mutual funds, and unit investment trusts. Previously, he was a Trader at Gelber Group from January 2016 to December 2017.

The Fund’s SAI provides additional information about each portfolio manager, including other accounts they manage, their ownership in the Calamos Family of Funds and their compensation.

Management Approach

Calamos Advisors employs a “team of teams” approach to portfolio management, led by the Global Chief Investment Officer (“CIO”) and our CIO team consisting of 5 Co-CIOs with specialized areas of investment expertise. The Global CIO and Co-CIO team are responsible for oversight of investment team resources, investment processes, performance and risk. As heads of investment verticals, Co-CIOs manage investment team members and, along with Co-Portfolio Managers and Associate Portfolio Managers, have day-to-day portfolio oversight and construction responsibilities of their respective investment

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CALAMOS NASDAQ® AUTOCALLABLE GROWTH ETF

Fund Facts

strategies. While investment research professionals within each Co-CIO’s team are assigned specific strategy responsibilities, they also provide support to other investment team verticals, creating deeper insights across a wider range of investment strategies. The combination of specialized investment teams with cross-team collaboration results in what we call our team of teams approach.

This team of teams approach is further reflected in the composition of Calamos Advisors’ Investment Committee, made up of the Global CIO, the Co-CIO team, and the Global Head of Trading. Other members of the investment team participate in Investment Committee meetings in connection with specific investment related issues or topics as deemed appropriate.

The structure and composition of the Investment Committee results in a number of benefits, as it:

•
Leads to broader perspective on investment decisions: multiple viewpoints and areas of expertise feed into consensus;
•
Promotes collaboration between teams; and
•
Functions as a think tank with the goal of identifying ways to outperform the market on a risk-adjusted basis.

The objectives of the Investment Committee are to:

•
Form the firm’s top-down macro view, market direction, asset allocation, and sector/country positioning.
•
Establish firm-wide secular and cyclical themes for review.
•
Review firm-wide and portfolio risk metrics, recommending changes where appropriate.
•
Review firm-wide, portfolio and individual security liquidity constraints.
•
Evaluate firm-wide and portfolio investment performance.
•
Evaluate firm-wide and portfolio hedging policies and execution.
•
Evaluate enhancements to the overall investment process.

How to Buy and Sell Shares

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Shares are listed for secondary trading on the Exchange under the symbol CAGQ and individual Fund Shares may only be purchased and sold in the secondary market through a broker-dealer. The Exchange and secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell Fund Shares in the secondary market, you will pay the secondary market price for Fund Shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The trading prices of Fund Shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the relevant Fund’s net asset value, which is calculated at the end of each business day.

Fund Shares will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of Fund Shares. The trading prices of Fund Shares may deviate significantly from the Fund’s net asset value during periods of market volatility. Given, however, that Fund Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained over long periods.

Authorized Participants may acquire shares directly from the Fund, and Authorized Participants may tender their shares for redemption directly to the Fund, at NAV per share only in Creation Units. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.

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Fund Facts

The Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Fund Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes.

Investors owning Fund Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Fund Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Fund Shares, you are not entitled to receive physical delivery of stock certificates or to have Fund Shares registered in your name, and you are not considered a registered owner of Fund Shares. Therefore, to exercise any right as an owner of Fund Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

Fund Share Trading Prices

The trading prices of Shares of the Fund on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares of the Fund.

The approximate value of Shares of the Fund, an amount representing on a per share basis the sum of the current market price of the cash or securities, as applicable, accepted by the Fund in exchange for Shares of the Fund and an estimated cash component, if any, is disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value of the Fund Shares and the Fund does not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Fund Shares

Shares of the Fund may be purchased and redeemed directly from the Fund only in Creation Units by Authorized Participants. The vast majority of trading in Shares of the Fund occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by Authorized Participants and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Fund Shares. Cash purchases and/or redemptions of Creation Units, however, can result in disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by Authorized Participants increases. However, direct trading by Authorized Participants is critical to ensuring that Fund Shares trade at or close to NAV.

The Fund imposes no restrictions on the frequency of purchases and redemptions (“market timing”). To minimize these potential consequences of frequent purchases and redemptions of Fund Shares, the Fund employs fair valuation pricing and imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by Authorized Participants for patterns of abusive trading and the Fund reserves the right to not accept orders from Authorized Participants that the Adviser has determined may be disruptive to the management of the Fund, or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Fund Shares. The Trust’s policies and procedures regarding frequent purchases and redemptions may be modified by the Board of Trustees at any time.

The Trust’s policies and procedures prohibit the practice of any officer or employee of the Trust, a Trust investment adviser (including any sub-adviser), the distributor, custodian, or transfer agent placing orders to purchase or redeem shares of a series of the Trust after the designated time as of which the Fund calculates its NAV (i.e., “late trading”).

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Distribution and Service Plan

The Fund has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b‑1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides such services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b‑1 under the 1940 Act.

No distribution or service fees are currently paid by the Fund, however, and there are no current plans to impose these fees. In the event Rule 12b‑1 fees are charged, over time they would increase the cost of an investment in the Fund because they would be paid on an ongoing basis.

Fund Website and Disclosure of Portfolio Holdings

The Trust maintains a website for the Fund at www.calamos.com. Among other things, this website includes this Prospectus and the SAI, and will include the Fund’s holdings, the Fund’s last annual and semi-annual reports (when available), pricing information about Fund Shares trading on the Exchange, daily NAV calculations and a historical comparison of the trading prices to NAV.

Each day the Fund is open for business, the Trust publicly disseminates the Fund’s full portfolio holdings as of the close of the previous day through its website at www.calamos.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.

Dividends, Other Distributions and Taxes

Fund Distributions

The Fund intends to make distributions annually and distribute long-term capital gains, if any, at least annually.

Distributions in cash may be reinvested automatically in additional whole Fund Shares only if the broker through whom you purchased Fund Shares makes such option available. The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain dividends.”

Brokers may make available to their customers who own Fund Shares the DTC book-entry dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require Fund shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net realized gains will be automatically reinvested in additional whole Fund Shares of the Fund purchased in the secondary market. Without this service, investors would receive their distributions in cash.

Taxes

As with any investment, you should consider how your investment in Fund Shares will be taxed. The tax information in this prospectus is provided only as general information. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. However, with respect to certain tax issues, the summaries describe the general tax treatment of certain distributions made to corporations and non-U.S. persons. In addition, this section does not describe your state, local or non-U.S. tax consequences. You should consult your own tax advisor about the tax consequences of an investment in Fund Shares.

Fund distributions to you and the sale or redemption of your Fund Shares will have tax consequences to you. Such consequences may be different if you hold your Fund Shares through a tax-exempt entity or tax-advantaged retirement account, such as an individual retirement account or 401(k) plan.

The Fund intends to elect to be treated, and intends to qualify each year, as a regulated investment company (a “RIC”) under the Code. As a RIC, the Fund is generally not subject to corporate-level U.S. federal income tax on any net ordinary income or capital gains that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum

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Fund Facts

distribution requirements would result (if certain relief provisions were not available) in corporate-level taxation and, consequently, a reduction in amounts available for distribution to shareholders.

For purposes of the qualifying income test, the treatment of derivatives that provide exposure to the Autocallable Index is not entirely clear, and thus whether the income and gain therefrom is qualifying income is uncertain. An adverse determination or future guidance by the Internal Revenue Service with respect to the treatment of income or gain from those investments may adversely affect the Fund’s ability to qualify as a regulated investment company. See discussion under heading “Tax Risk.”

For purposes of the diversification tests, the identification of the issuer (or, in some cases, issuers) of a particular investment can depend on the terms and conditions of such investment. In particular, there is no published Internal Revenue Service guidance or case law on how to determine the “issuer” of various derivatives that the Fund may enter into. Therefore, there is a risk that the Fund will not meet the Code’s diversification requirements and will not qualify, or will be disqualified, as a RIC.

Taxes on Distributions

Distributions by the Fund generally are taxable to you as ordinary income or capital gains. Distributions are subject to federal income tax, whether received in cash or reinvested in additional Fund shares or shares of another fund, and may be subject to state or local taxes. Distributions of the Fund’s “investment company taxable income” generally will be taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Notwithstanding the foregoing, distributions that are attributable to “qualified dividends” received by the Fund may be eligible to be taxed at long-term capital gains rates, as long as the Fund and the shareholder meet certain holding period requirements. It is not anticipated that the Fund will have qualified dividend income.

Distributions of the Fund’s net capital gain that are properly reported by the Fund as “capital gain dividends” will generally be taxable to you as long-term capital gains, currently at a maximum rate of 20%, regardless of your holding period in the Fund Shares. Distributions in excess of the Fund’s current and accumulated earnings and profits first will reduce your adjusted tax basis in your Fund Shares and, after the adjusted basis is reduced to zero, will constitute capital gain. Such capital gain will be long-term capital gain and thus, will be taxed at a maximum rate of 20%, if the distributions are attributable to Fund Shares that you have held for more than one year.

Certain non-corporate taxpayers will also be subject to a 3.8% U.S. federal Medicare contribution tax with respect to the lesser of (1) their “net investment income” or (2) the excess of their “modified adjusted gross income” over a threshold amount ($200,000 for single taxpayers and $250,000 for taxpayers who are married and filing jointly).

Corporate shareholders of the Fund are generally eligible for a dividends-received deduction with respect to ordinary income dividends (but not capital gain dividends) properly designated as eligible for such deduction by the Fund, as long as the Fund and the corporate shareholder meet certain holding period and other requirements. It is not anticipated that the Fund will make distributions eligible for the dividend-received deduction.

Under a dividend reinvestment service, you may have the option to have all cash distributions automatically reinvested in additional Fund Shares. Any distributions reinvested under such a service will nevertheless be taxable to you as described above.

You will have an adjusted basis in the additional Fund Shares purchased through such a reinvestment service equal to the amount of the reinvested distribution plus the amount of any fees charged for the transaction. The additional Fund Shares will have a holding period commencing on the day following the day on which they are credited to your account.

A distribution will reduce the Fund’s NAV per Share and generally will be taxable to you as ordinary income or capital gain even if it is paid from income or gains earned by the Fund before you invested in the Fund. From an investment standpoint, such a distribution constitutes a return of capital. However, from a tax standpoint, it constitutes taxable income. In general, distributions are subject to federal income tax as of the date of payment. However, distributions paid in January will be treated as paid on December 31 of the prior year if they were declared and payable to shareholders of record on a date in October, November or December of the prior year.

The Fund’s transactions in derivatives (including the swaps described above), as well as any of its hedging, short sale, securities loan or similar transactions may be subject to one or more special tax rules. These rules may affect whether gains and losses

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Fund Facts

recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders and thus taxes payable by shareholders.

You may be subject to federal back-up withholding tax, if you do not provide the Fund with a taxpayer identification number (for an individual, a social security number) and make other required certifications, or the Internal Revenue Service informs the Fund that your tax identification number is incorrect. Backup withholding is not an additional tax. You may claim the amount withheld as a credit on your federal income tax return, provided you furnish the appropriate information to the Internal Revenue Service.

Taxes When Fund Shares are Sold

Any capital gain or loss realized upon a sale of Fund Shares is generally treated as long-term capital gain or loss if you have held the Fund Shares for more than one year and as short-term capital gain or loss if you have held the Fund Shares for one year or less. Long-term capital gain is taxed to individuals at reduced rates relative to short-term capital gain. The ability to deduct capital losses realized on a sale of Fund Shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant that exchanges securities for Creation Units will generally recognize a gain or a loss on the exchange. Any such gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange, plus (or minus) the cash amount received (or paid), and such Authorized Participant’s aggregate basis in the securities surrendered. A person who redeems Creation Units for securities will generally recognize a gain or loss equal to the difference between the aggregate market value of the securities received plus (or minus) any cash received (or paid), and such person’s basis in the Creation Units redeemed. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in the Authorized Participant’s economic position with respect to such Creation Units. Persons exchanging securities should consult their own tax advisor with respect to the applicability of the wash sale rules and the availability and timing of a deduction for any loss. In addition, when a regulated investment company redeems a shareholder in kind, the regulated investment company generally is not required to recognize taxable gains in respect of the portfolio securities it distributes to the redeeming shareholder. However, the Fund may be required to recognize taxable gain on the distribution of certain securities, and the Internal Revenue Service may assert that the Fund must recognize taxable gain in respect of certain other securities that the Fund distributes to a shareholder in exchange for Creation Units, which may increase the amount of taxable gains that the Fund would otherwise be required to distribute in order to maintain its qualification as a regulated investment company and avoid the Fund-level tax.

Any capital gain or loss realized upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the Creation Units have been held for more than one year and as short-term capital gain or loss if the Creation Units have been held for one year or less. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Fund Shares you purchased or sold and at what price.

Authorized Participants that are dealers may be subject to special tax rules and should consult their own tax advisors regarding the tax consequences of purchasing and redeeming Creation Units in their capacity as dealers.

Treatment of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for U.S. federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described in the SAI.

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Fund Facts

Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. The Internal Revenue Service and the Department of the Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or capital gains dividends that the Fund pays.

Other Tax Matters

The foregoing is only a summary of certain federal income tax considerations of investing in the Fund under current law, which is subject to change in the future. Shareholders who are not U.S. persons within the meaning of the Code, such as non-resident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different U.S. federal income tax treatment.

You may also be subject to state and local taxes on distributions paid by the Fund, and sales and redemptions of Fund shares. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific tax situation. More information about taxes can be found in the Fund’s SAI.

Net Asset Value

The NAV of shares is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open. NAV is computed by determining the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for the Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ official closing price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Futures, swaps and options contracts listed for trading on a futures or options exchange or board of trade for which market quotations are generally available are valued at the last quoted sale price, or, in the absence of a sale, at the mean of the last bid and ask price. Total return swaps on exchange-listed securities are valued at the last quoted sale price, or, in the absence of a sale, at the mean of the last bid and ask price.

Securities held by the Fund are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a‑5 under the 1940 Act and approved by and subject to the oversight of the Board of Trustees (“Valuation Procedures”). If market quotations are not readily available, securities or other assets will be valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security or other asset may be materially different than the value that could be realized upon the sale of that security or other asset. The fair value prices can differ from market prices. The Board of Trustees has designated Calamos Advisors as “valuation designee”

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for the Fund. The valuation designee is responsible for determining the value of the Fund’s investments. The designee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to ensure the process produces reliable results.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities or other assets.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Fund Service Providers

State Street Bank and Trust Company (“State Street”), located at One Congress Street, Suite 1, Boston, Massachusetts 02114‑2016, serves as the Fund’s administrator, custodian, fund accounting and transfer agent.

Calamos Financial Services LLC (“CFS”), located at 2020 Calamos Court, Naperville, Illinois 60563, serves as the principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended: Calamos Investment Trust, Calamos Advisors Trust, Calamos Antetokounmpo Sustainable Equities Trust, Calamos ETF Trust, and Calamos Aksia Alternative Credit and Income Fund. CFS serves as the principal underwriter for the new series of Calamos ETF Trust, where it serves as distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Fund Shares.

Ropes & Gray LLP, located at 191 North Wacker Drive, 32nd Floor, Chicago, IL 60606, serves as legal counsel to the Trust.

Premium/Discount Information

Information showing the number of days the market price of the Fund Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.calamos.com.

Investments by Other Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Fund Shares. The SEC adopted Rule 12d1‑4 under the 1940 Act on November 19, 2020, which became effective January 19, 2021. The Fund is required to comply with the conditions of Rule 12d1‑4, which allows, subject to certain conditions, the Fund to invest in other registered investment companies beyond the limits contained in Section 12(d)(1) of the 1940 Act.

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Financial Highlights

The Fund has not commenced operations and therefore has no performance history as of the date of this prospectus. Financial information is therefore not available.

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Other Information

Continuous Offering

The method by which Creation Units of Fund Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Fund Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirements and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Fund Shares and sells the Fund Shares directly to customers or if it chooses to couple the creation of a supply of new Fund Shares with an active selling effort involving solicitation of secondary market demand for Fund Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Fund Shares, whether or not participating in the distribution of Fund Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the Fund Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Disclaimers

Nasdaq®, Nasdaq‑100®, Nasdaq‑100 Index®, and QQQ® are registered trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”) and are licensed for use by Calamos Advisors LLC. The product(s) have not been passed on by the Corporations as to their legality or suitability. The product(s) are not issued, endorsed, sold, or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the product(s).

Neither MerQube, Inc. nor any of its affiliates (collectively, “MerQube”) is the issuer or producer of Calamos Nasdaq® Autocallable Growth ETF (“CAGQ”) and MerQube has no duties, responsibilities, or obligations to investors in CAGQ. The index underlying CAGQ is a product of MerQube and has been licensed for use by Calamos Advisors LLC. Such index is calculated using, among other things, market data or other information (“Input Data”) from one or more sources (each such source, a “Data Provider”). MerQube® is a registered trademark of MerQube, Inc. This trademark has been licensed for certain purposes by Calamos Advisors LLC in its capacity as the issuer of CAGQ. CAGQ is not sponsored, endorsed, sold or promoted by MerQube, any Data Provider, or any other third party, and none of such parties make any representation regarding the advisability of investing in securities generally or in CAGQ particularly, nor do they have any liability for any errors, omissions, or interruptions of the Input Data, MerQube Nasdaq‑100® Vol Advantage Index (“MQUSQVA”), MerQube Nasdaq‑100® Vol Advantage Autocallable Growth Index (“MQAUTOQG”), or any associated data. Neither MerQube nor the Data Providers make any representation or warranty, express or implied, to the owners of the shares of CAGQ or to any member of the public, of any kind, including regarding the ability of the MQUSQVA or MQAUTOQG to track market performance or any asset class. MQUSQVA and MQAUTOQG are determined, composed and calculated by MerQube without regard to Calamos Advisors LLC or CAGQ. MerQube and Data Providers have no obligation to take the needs of Calamos Advisors LLC or the owners of CAGQ into consideration in determining, composing or calculating MQUSQVA or MQAUTOQG. Neither MerQube nor any Data Provider is responsible for and have not participated in the determination of the prices or amount of CAGQ issued or sold or

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Other Information

the timing of the issuance or sale of CAGQ or in the determination or calculation of the equation by which CAGQ is to be converted into cash, surrendered or redeemed, as the case may be. MerQube and Data Providers have no obligation or liability in connection with the administration, marketing or trading of CAGQ. There is no assurance that investment products based on MQUSQVA or MQAUTOQG will accurately track index performance or provide positive investment returns. MerQube is not an investment advisor. Inclusion of a security within an index is not a recommendation by MerQube to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER MERQUBE NOR ANY OTHER DATA PROVIDER GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF MQUSQVA, MQAUTOQG, OR ANY DATA RELATED THERETO (INCLUDING DATA INPUTS) OR ANY COMMUNICATION WITH RESPECT THERETO. NEITHER MERQUBE NOR ANY OTHER DATA PROVIDERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. MERQUBE AND ITS DATA PROVIDERS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND THEY EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY CALAMOS ADVISORS LLC, OWNERS OF CAGQ, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF MQUSQVA, MQAUTOQG, OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL MERQUBE OR DATA PROVIDERS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THE FOREGOING REFERENCES TO “MERQUBE” AND/OR “DATA PROVIDER” SHALL BE CONSTRUED TO INCLUDE ANY AND ALL SERVICE PROVIDERS, CONTRACTORS, EMPLOYEES, AGENTS, AND AUTHORIZED REPRESENTATIVES OF THE REFERENCED PARTY.

Summary of Certain Provisions of the Second Amended and Restated Trust Instrument

The summary below is a synopsis of certain provisions contained in the Trust’s Second Amended and Restated Trust Instrument (the “Trust Instrument”). Shareholders should refer to the Trust Instrument for further information. Defined terms have the meanings contained in the Trust Instrument.

Derivative Actions

The Second Amended and Restated Trust Instrument requires, within Section 9 of Article IV, that before bringing any derivative action on behalf of the Fund, Shareholders must have made a written demand to the Board of Trustees requesting that they cause the Trust or affected Series or Class, as applicable, to file the action itself.

In order to warrant consideration, any such written demand must include at least the following:

(1)
a detailed description of the action or failure to act complained of and the facts upon which each such allegation is made;
(2)
a statement to the effect that the complaining Shareholders believe that they will fairly and adequately represent the interests of similarly situated Shareholders in enforcing the right of the Trust or the affected Series or Class, as applicable and an explanation of why the complaining Shareholders believe that to be the case;
(3)
a certification that the following requirements have been met, as well as information reasonably designed to allow the Trustees to verify that certification:
(a)
each complaining Shareholder was a Shareholder of the Trust or the affected Series or Class, as applicable, at the time of the action or failure to act complained of, or acquired the Shares afterwards by operation of law from a Person who was a Shareholder at that time; and
(b)
each complaining Shareholder was a Shareholder of the Trust or the affected Series or Class, as applicable, as of the time the demand required by Section 9 of Article IV was made; and
(4)
a certification that each complaining Shareholder will be a Shareholder of the Trust or the affected Series or Class, as applicable as of the commencement of the derivative action.

The Trust Instrument further provides that at least 10% of the Shareholders of the Trust or the affected Series or Class, as applicable, must join in bringing the derivative action. This provision does not apply to claims brought under the federal securities laws.

42
CALAMOS NASDAQ® AUTOCALLABLE GROWTH ETF

Other Information

The Trust Instrument also provides that a copy of the derivative complaint must be served on the Trust, assuming the requirements described above have already been met and the derivative action has not been barred as further described in the Trust Instrument.

Forum and Waiver of Jury Trial

Section 10 of Article X of the Trust Instrument outlines which shareholder actions must be brought in state court and which must be brought in federal court. This section states in particular that, unless the Trust consents in writing to the selection of an alternative forum, the Federal District Courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under any federal securities law. This provision may increase costs for a shareholder to bring a claim or may limit a shareholder’s ability to bring a claim in a judicial forum that they find more convenient or favorable. While the enforceability of the exclusive forum provisions may be challenged, this section also provides that if any provisions of Section 10 shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining portions will still apply.

Section 10 of Article X of the Trust Instrument also states that shareholders and all other such persons bringing any such suit, action, or proceeding in the Superior Court in the State of Delaware waive the right to a trial by jury to the fullest extent permitted by law.

PROSPECTUS | October 14, 2026

43

For more detailed information on the Fund, several additional sources of information are available to you. The Fund’s SAI, incorporated by reference into this prospectus, contains detailed information on the Fund’s policies and operation. Additional information about the Fund’s investments will be available in the annual and semi-annual reports to shareholders. In the Fund’s annual reports, once available, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund’s performance during the last fiscal period. The Fund’s most recent SAI, annual or semi-annual reports, once available, and certain other information are available free of charge by calling the Fund at (866) 363‑9219, on the Fund’s website at www.calamos.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the SAI and Codes of Ethics adopted by the Adviser, Distributor and the Trust, directly from the SEC. Information on the SEC’s website is free of charge. Visit the SEC’s on-line EDGAR database at http://www.sec.gov. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC by sending an electronic request to publicinfo@sec.gov.

Calamos Nasdaq® Autocallable
Growth ETF

2020 Calamos Court

Naperville, IL 60563‑2787

866.363.9219

www.calamos.com

SEC File
#811‑22887

CAGQSTAPRO 101426

STATEMENT OF ADDITIONAL INFORMATION

Fund	Ticker
Calamos Nasdaq® Autocallable Growth ETF	CAGQ

2020 Calamos Court
Naperville, Illinois 60563
866.363.9219

This Statement of Additional Information ("SAI") relates to Calamos Nasdaq® Autocallable Growth ETF (the "Fund"), a series of the Calamos ETF Trust (the "Trust"). This is not a prospectus, but provides information that should be read in conjunction with the prospectus for the Fund, dated October 14, 2026 and any supplements thereto, which are incorporated herein by reference. Capitalized terms used herein that are not defined have the same meanings as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by calling the Fund at (866) 363-9219, visiting the Fund's website at www.calamos.com or through your financial advisor.

References to the Investment Company Act of 1940, as amended (the "1940 Act"), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange Commission (the "SEC"), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no action or other relief or permission from the SEC, SEC staff or other authority.

THE TRUST AND THE FUND

The Trust was organized as a Delaware statutory trust on June 17, 2013. The Trust is an open-end, registered management investment company. The Trust currently offers Fund Shares in forty-eight series of the Trust. Series other than the Fund are offered through separate prospectuses and statements of additional information and are not further discussed herein. The offering of the Fund's shares ("Fund Shares") is registered under the Securities Act of 1933, as amended (the "Securities Act").

The Fund is a non-diversified, actively managed exchange-traded fund. The Fund offers and issues Fund Shares at net asset value ("NAV") only in aggregations of a specified number of Fund Shares, generally in exchange for a basket of securities constituting the portfolio holdings of a Fund, together with the deposit of a specified cash payment, or, in certain circumstances, for an all-cash payment. Fund Shares will be listed and principally traded on The Nasdaq Stock Market LLC (the "Exchange"). Fund Shares will trade on the Exchange at market prices that may be below, at, or above NAV.

Unlike mutual funds, Fund Shares are not individually redeemable securities. Rather, a Fund issues and redeems Fund Shares on a continuous basis at NAV, in aggregations of a specified number of Fund Shares (each, a "Creation Unit"). In the event of the liquidation of a Fund, the Trust may lower the number of Fund Shares in a Creation Unit. Financial entities known as "authorized participants" (which are discussed in greater detail below) have contractual arrangements with a Fund or the Distributor to purchase and redeem Fund Shares directly with a Fund in Creation Units in exchange for the securities comprising a Fund and/or cash, or some combination thereof. Fund Shares are traded in the secondary market and elsewhere at market prices that may be at, above, or below a Fund's NAV. Fund Shares are only redeemable in Creation Units by authorized participants. An authorized participant that purchases a Creation Unit of Fund Shares deposits with a Fund a "basket" of securities and/or other assets identified by a Fund that day, and then receives the Creation Unit of Fund Shares in return for those assets. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of Fund Shares for a basket of securities and other assets. The basket is generally representative of a Fund's portfolio, and together with a cash balancing amount, it is equal to the NAV of a Fund Shares comprising the Creation Unit. Pursuant to Rule 6c-11 of the 1940 Act ("Rule 6c-11"), a Fund may utilize baskets that are not representative of a Fund's portfolio. Such "custom baskets" are discussed in the section entitled "Creation and Redemption of Creation Units." Transaction fees and other costs associated with creations or redemptions that include cash may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of Fund Shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

Unlike index-based ETFs, the Fund is "actively managed" and does not seek to replicate the performance of a specified index.

The Board of Trustees of the Trust (the "Board of Trustees" or the "Trustees") has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Fund Shares of any series may also be divided into one or more classes at the discretion of the Trustees. The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.

CFTC REGULATION

The Fund is a commodity pool under the Commodity Exchange Act (“CEA”) and Calamos Advisors is registered as a “commodity pool operator” under the CEA with respect to the Fund. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations will apply with respect to the Fund. Compliance with the CFTC’s regulatory requirements could increase Fund expenses, adversely affecting the Fund’s total return.

EXCHANGE LISTING AND TRADING

Fund Shares are listed and traded on the Exchange. Fund Shares trade on the Exchange or in secondary markets at prices that may differ from their NAV or Intraday Indicative Value ("IIV") because such prices may be affected by market forces (such as supply and demand for Fund Shares). As is the case of other securities traded on an exchange, when you buy or sell Fund Shares on the Exchange or in the secondary markets your broker will normally charge you a commission or other transaction charges. Further, the Trust reserves the right to adjust the price of Fund Shares in the future to maintain convenient trading ranges for investors (namely, to maintain a price per Share that is attractive to investors) by share splits or reverse share splits, which would have no effect on the NAV.

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Fund Shares of a Fund will continue to be met. The Exchange may, but is not required to, remove the Fund Shares from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Fund Shares, there are fewer than 50 record and/or beneficial owners of Fund Shares; (ii) a Fund is no longer eligible to operate in reliance on Rule 6c-11; (iii) any of the other listing requirements are not continuously maintained; or (iv) any event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.

The Fund is not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Fund Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objectives. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a policy regarding the disclosure of information about the Fund's portfolio securities. Under the policy, portfolio holdings of the Fund, which will form the basis for the calculation of NAV on any day on which the Trust is open for business ("Business Day"), are publicly disseminated prior to the opening of trading on the Exchange that Business Day through financial reporting or news services, including the website www.calamos.com. In addition, each Business Day a portfolio composition file, which displays the basket of securities to be deposited to purchase Creation Units of a Fund ("In-Kind Creation Basket") and the amount of cash necessary to equal the difference between the NAV of a Creation Unit and the market value of the In-Kind Creation Basket ("Cash Component"), is publicly disseminated prior to the opening of the Exchange via the National Securities Clearing Corporation ("NSCC").

INVESTMENT OBJECTIVE

The Fund's investment objective is shown below:

Calamos Nasdaq® Autocallable Growth ETF (the "Fund") seeks to generate long-term capital growth while providing reduced downside risk through exposure to the MerQube Nasdaq-100® Vol Advantage Autocallable Growth Index (the "Autocallable Index"). The Autocallable Index is designed to reflect the performance of a theoretical diversified portfolio of synthetic autocallable notes (each an "Autocallable" and the theoretical portfolio of Autocallables, the "Index Portfolio"). The reduced downside risk that the Fund seeks to deliver is relative to owning a single underlying autocallable note (and not relative to risk associated with investing in the Nasdaq-100®), because exposure to the Autocallable Index is expected to provide benefits such as reduced timing risk, diversification across multiple Autocallable notes (i.e., not subject to a single maturity barrier), and contingent maturity barriers that may help preserve capital over time. As part of the Fund's seeking to generate long-term growth, any coupons due and payable on individual synthetic Autocallable notes will, when and if payable, be paid into the Fund.

The Fund's investment objective is non-fundamental and may be changed by a vote of the Fund's Board, without shareholder approval.

The Fund is a non-diversified, actively managed exchange-traded fund (“ETF”) that, under normal market conditions, will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in U.S. Treasuries, cash, cash equivalents, “box spreads”, box spread ETFs and unfunded total return swaps that provide exposure to the Autocallable Index. The Fund will not attempt to replicate the Autocallable Index, but will instead use financial instruments such as total return swaps to gain exposure to the level of the index. The Autocallable Index replicates the collective performance of a theoretical portfolio of approximately 52 synthetic Autocallables arranged in a laddered structure and staggered entry points with similar fixed parameters (the “Parameters”) as described in the Prospectus. The Autocallables’ coupon payments, principal repayment timing and principal value at maturity, and ultimately the Fund’s total return, is contingent and with respect to principal value at maturity, based on the performance of the MerQube Nasdaq-100® Vol Advantage Index (the “Underlying Reference Index”), which provides volatility adjusted exposure to E-Mini Nasdaq-100® futures contracts.

INVESTMENT PRACTICES

The prospectus contains information concerning the Fund's investment objective and principal investment strategies and risks. This Statement of Additional Information provides additional information concerning certain securities and strategies used by the Fund and their associated risks.

In pursuing its investment objective, the Fund expects to invest as described below and in the Fund's prospectus. The table below indicates whether the Fund invests in the securities and instruments listed as part of its principal (P) or non-principal (N) investment strategies.

Unless otherwise noted, all investment policies and restrictions described in the Prospectus and Statement of Additional Information are measured at the time of the transaction in the security. If market action affecting Fund securities (including, but not limited to, appreciation, depreciation, or a credit rating event) causes a Fund to exceed an investment policy or restriction, Calamos Advisors LLC ("Calamos Advisors" or the "Adviser") is not required to take immediate action. Under normal market conditions, however, Calamos Advisors will not make any acquisitions that will make a Fund further outside the investment restriction.

INVESTMENTS AND INVESTMENT-RELATED PRACTICES	Calamos Nasdaq® Autocallable Growth ETF
Box Spreads	P
Equity Securities	P
FLexible EXchange® Options (“FLEX Options”)	P
Illiquid Securities Other Than Total Return Swaps	N
Options on Securities and Indexes	P
Other Investment Companies	P
Repurchase Agreements	N
Reverse Repurchase Agreements and Other Borrowings	N
Swap Agreements	P
Temporary Investments	N
U.S. Government Obligations	P

BOX SPREADS

A Box Spread is an offsetting set of options, which may include Flexible Exchange Options (“FLEX Options”). Box Spreads consist of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts on a reference asset at the same expiration date. The synthetic long position consists of (i) buying a call option and (ii) selling a put option, each on the same reference asset and each with the same strike price and expiration date. The synthetic short position consists of (i) buying a put option and (ii) selling a call option, each on the same reference asset and each with the same expiration date as the synthetic long but with a different strike price from the synthetic long position. The difference between the strike prices of the synthetic long position and the synthetic short position determines the expiration value (or value at maturity) of the Box Spread. An important feature of the Box Spread construction process is that it seeks to eliminate market risk tied to price movements associated with the underlying options’ reference asset. Once the Box Spread is initiated, its return from the initiation date through expiration will not change due to price movements in the underlying options’ reference assets. The Fund may purchase Box Spreads on various indices or securities based on risk and return considerations. Box Spreads are expected to have return characteristics similar to cash equivalents. The box spreads are constructed using two FLEX Option positions (long call, long put), three FLEX Option positions (long call, short call, long put), or four FLEX Option positions (long call, short call, long put, short put) at two different strike prices with the same maturity seeking to provide a riskless arbitrage that captures the present value of the future cash flow.

EQUITY SECURITIES

Equity securities include common and preferred stocks, warrants, rights, and depositary receipts. An investment in the equity securities of a company represents a proportionate ownership interest in that company. Therefore, a Fund participates in the financial success or failure of any company in which it has an equity interest.

Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as the issuer's business performance, investor perceptions, stock market trends and general economic conditions. Equity securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments. See the prospectus for additional information regarding equity investments and their risks.

FLEX OPTIONS

FLEX Options are customized option contracts available through national securities exchanges that are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are listed on a U.S. national securities exchange. FLEX Options provide investors with the ability to customize assets referenced by the options, exercise prices, exercise styles (i.e., American-style, exercisable any time prior as well as on to the expiration date, or European-style, exercisable only on the option expiration date) and expiration dates, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of OTC options positions. Each option contract entitles the holder thereof to purchase (for the call options) or sell (for the put options) the reference asset at the strike price.

The OCC guarantees performance by each of the counterparties to the FLEX Options and listed options, becoming the “buyer for every seller and the seller for every buyer”, with the goal of protecting clearing members and options traders from counterparty risk.

Trading FLEX Options involves risks different from, and possibly greater than, the risks associated with investing directly in securities or in other types of options. FLEX Options, like other listed options, are traded on the U.S. options markets and are issued by OCC. However, unlike other options, the terms of FLEX Options are not all standardized. When a FLEX Option is purchased and sold in an opening transaction, the parties to the transaction have the flexibility, within limitations set forth in the rules of the options market on which the transaction occurs, to fix certain of the option’s terms. The flexibility to fix certain terms is what makes FLEX Options different from other types of options. Because many of the terms of FLEX Options are not standardized, it is less likely that there will be an active secondary market in which holders and writers of such options will be able to close out their positions by offsetting sales and purchases. Because FLEX Options have variable terms that are fixed by the parties, there are no preestablished series of FLEX Options. Rather, any different series of FLEX Options may be created and outstanding at any given time as a result of the various designations of variable terms that are made in different transactions. Secondary trading interest in FLEX Options may therefore be spread over a larger number of series than the trading interest in other options, the trading interest in any particular series of FLEX Options may be very limited, the secondary markets in FLEX Options may be less deep, liquid and continuous than the markets in other options on the same underlying interests, and the premiums for FLEX Options may not correlate with premiums for such other options.

In the event that trading in the FLEX Options is limited or absent, the value of the Fund's FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund Shares and result in the Fund being unable to achieve its investment objective. Less liquidity in the trading of the Fund's FLEX Options could have an impact on the prices paid or received by the Fund for the FLEX Options in connection with creations and redemptions of the Fund Shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection may impact the value of the Fund and whether the Fund can satisfy its investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities. The Fund also is subject to the risk that the OCC will become insolvent or otherwise be unable to meet its obligations, which could cause the Fund to suffer losses which may be significant.

The Fund may not experience substantial upside participation from specific FLEX Option positions and certain FLEX Option positions may expire worthless.

OCC may base its calculations of the margin requirements for positions in a series of FLEX Options on an estimate derived from data and factors OCC deems pertinent in respect of quotations and transactions in that options series and in other options series. Alternatively, OCC may fix such margin requirements at a level it deems necessary to protect the respective interests of OCC, the clearing members and the public. As a result, the Fund’s margin requirements for positions in FLEX Options may differ from—and may be significantly greater than—the margin requirements applicable to similar positions in other options on the same underlying interest.

ILLIQUID SECURITIES OTHER THAN TOTAL RETURN SWAPS

A Fund may invest up to 15% of its net assets under regulatory rules, taken at market value, in illiquid investments that are assets, including any securities that are not readily marketable either because they are restricted securities or for other reasons. Restricted securities are securities that are subject to restrictions on resale because they have not been registered for sale under the Securities Act of 1933, as amended ("Securities Act"). A position in restricted securities might adversely affect the liquidity and marketability of a portion of a Fund's portfolio, and a Fund might not be able to sell or dispose of its holdings in such securities promptly or at reasonable prices. In those instances where a Fund is required to have restricted securities held by it registered prior to sale by a Fund and a Fund does not have a contractual commitment from the issuer or seller to pay the costs of such registration, the gross proceeds from the sale of securities would be reduced by the registration costs and underwriting discounts. Any such registration costs are not included in the percentage limitation on a Fund's investment in restricted securities.

The liquidity of an investment will be determined based on relevant market, trading and investment specific considerations as set out in a Fund's liquidity risk management program (the "Liquidity Program") as required by Rule 22e-4 under the 1940 Act (the "Liquidity Rule"). Illiquid investments may trade at a discount to comparable, more liquid investments and a Fund may not be able to dispose of illiquid investments in a timely fashion or at their expected prices. If illiquid investments exceed 15% of a Fund's net assets, the Liquidity Rule and the Liquidity Program will require that certain remedial actions be taken.

OPTIONS ON SECURITIES AND INDEXES

A Fund may purchase and sell (write) call options and purchase put options on securities and indexes.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security index, or other instrument at the exercise price. For instance, a Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving such Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price.

A Fund’s purchase of a call option on a security, index, or other instrument might be intended to protect it against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. A Fund may purchase and sell (write) call and purchase put exchange listed options and over-the-counter (“OTC”) options. Exchange listed options on securities are issued by a regulated intermediary such as the OCC, which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

OTC options are purchased from or sold to sellers or purchasers (“Option Counterparties”) through direct bilateral agreement with such Option Counterparties. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Fund to require the Option Counterparty to sell the option back to a Fund at a formula price within seven days. A Fund generally is expected to enter into OTC options that have cash settlement provisions, although it is not required to do so. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities “covering” the amount of a Fund’s obligation pursuant to an OTC option sold by it (or the amount of assets equal to the formula price for the repurchase of the option, if any, less the amount by which the option is “in the money”) are illiquid, and are subject to a Fund’s limitation on investing no more than 15% of its net assets in illiquid securities.

A Fund may also purchase call and put and sell (write) call options on securities indexes and other financial indexes. Options on securities indexes and other financial indexes are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option or an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

A Fund will sell (write) call options. A written option will be considered “covered” to the extent it has entered into an offsetting transaction or otherwise has segregated or earmarked cash or liquid assets equal to its uncovered obligations under the written option. For example, a call option written by a Fund could be covered by purchasing an offsetting call option, by purchasing or holding the underlying reference security or asset (or a security convertible into the underlying reference security or asset), or by segregating or earmarking cash or liquid assets equal to the exercise price of the written option (or such amount as is not otherwise covered by an offsetting transaction). A Fund writing a call option on an index would be considered as holding an offsetting position to the extent such Fund owned portfolio securities substantially correlating with the movement of the underlying reference index.

If an option written by a Fund expires, a Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, a Fund realizes a capital loss equal to the premium paid.

A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, such Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain or, if it is less, a Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, asset or index in relation to the exercise price of the option, the volatility of the underlying security, asset or index, and the time remaining until the expiration date.

A put or call option purchased by a Fund is an asset of a Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

RISKS ASSOCIATED WITH OPTIONS

There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, the markets for the assets referenced by a futures contract, and the options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve Calamos Advisors’ objective. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

A Fund’s ability to utilize options successfully will depend on Calamos Advisors’ ability to predict pertinent market investments, which cannot be assured. A Fund’s ability to close out its position as a purchaser or seller (writer) of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying asset including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. If a Fund were unable to close out an option that it has purchased on an asset, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on an asset, it would not be able to sell the underlying asset until the option expired. As the writer of a covered call option on an asset, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the asset covering the call option above the sum of the premium and the exercise price of the call. The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Unless the parties provide for it, there is no central clearing or guaranty function in an over-the-counter (“OTC”) option. As a result, if the Option Counterparty (as described above under “Options on Securities and Indexes”) fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, Calamos Advisors must assess the creditworthiness of each such Option Counterparty or any guarantor or credit enhancement of the Option Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. If a Fund purchases an OTC option from a counterparty that is not registered with and regulated by any financial regulator, these risks will be particularly pronounced. Such a counterparty is not subject to the same degree of regulation as a U.S. regulated financial institution, such as a bank, registered broker-dealer or registered swap dealer. They may be subject to different, often less comprehensive, compliance, risk management, reporting, disclosure and capital requirements than registered financial institutions, and may be subject to no such requirements. For example, counterparties that are registered with a financial regulator typically are subject to examination and enforcement authority of a regulator, and to fitness and financial requirements and requirements to segregate customer funds from their own funds, to account separately for customer funds and positions, to implement and maintain compliance policies and procedures, and to make books and records available for inspection by the SEC, the CFTC, self-regulatory organizations or banking regulators. Financial difficulty, fraud or misrepresentation at any of these institutions could lead to significant losses as well as materially impair the operational capabilities or financial position of the Fund.

The Fund is not subject to any limit on its exposure to any one counterparty nor to a requirement that counterparties with whom they enter into contracts maintain a minimum credit rating. A Fund may invest in OTC options through a limited number of counterparties and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Arrangements to trade OTC options may be available with only one or a few counterparties, and liquidity problems therefore might be greater than when numerous counterparties are available to enter into such arrangements. A Fund is not restricted from dealing with any particular counterparty or from concentrating any or all transactions with one counterparty. The ability of a Fund to transact business with any one of a number of counterparties, the lack of any meaningful and independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

A Fund may purchase and sell (write) call options on securities and indexes. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes such Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Fund to hold the security or instrument that it might otherwise have sold. In addition, a loss on a call option sold may be greater than the premium received.

OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objectives and permissible under the 1940 Act. Such other investment companies may include, without limitation, other registered investment companies that in turn invest in box spreads. Under one provision of the 1940 Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (iii) more than 5% of the Fund's total assets would be invested in any one investment company. In some instances, the Fund may invest in an investment company in excess of these limits. For example, the Fund may invest in other registered investment companies, such as mutual funds, closed-end funds and ETFs, including affiliated funds, and in business development companies in excess of the statutory limits imposed by the 1940 Act in reliance on Rule 12d1-4 under the 1940 Act. These investments would be subject to the applicable conditions of Rule 12d1-4, which in part would affect or otherwise impose certain limits on the investments and operations of the underlying fund. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund. In the event the Fund invests in another affiliated fund (the "Acquired Fund"), the portion of the Fund's Investment Management Fee equal to the advisory fee payable to the Acquired Fund (based on average daily net assets invested) is waived.

REPURCHASE AGREEMENTS

As part of its strategy for the temporary investment of cash, a Fund may enter into "repurchase agreements" pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. A Fund may invest in repurchase agreements, provided that a Fund may not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days, and any other illiquid securities. A repurchase agreement arises when a Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time a Fund holds the security and that is not related to the coupon rate on the purchased security.

Such agreements generally have maturities of no more than seven days and could be used to permit a Fund to earn interest on assets awaiting long-term investment. A Fund requires continuous maintenance by the custodian for a Fund's account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while a Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. In an effort to reduce these risks, Calamos Advisors will monitor the creditworthiness of the firms with which a Fund enters into repurchase agreements.

The SEC has finalized rules that will require certain transactions involving U.S. Treasuries, including reverse repurchase agreements, to be centrally cleared. Compliance with these rules is expected to be required in the middle of 2027. Although the impact of these rules on the Fund is difficult to predict, they may reduce the availability or increase the costs of such transactions and may adversely affect the Fund’s performance.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS

A Fund may enter into reverse repurchase agreements, and economically similar transactions to the extent permitted under the leverage limitations of the 1940 Act and a Fund's investment restrictions described below. A reverse repurchase agreement is a repurchase agreement in which a Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement enables a Fund to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without needing to sell portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

A Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of a Fund's repurchase of the underlying security.

The SEC has finalized rules that will require certain transactions involving U.S. Treasuries, including reverse repurchase agreements, to be centrally cleared. Compliance with these rules is expected to be required in the middle of 2027. Although the impact of these rules on the Fund is difficult to predict, they may reduce the availability or increase the costs of such transactions and may adversely affect the Fund’s performance.

SWAP AGREEMENTS

The Fund expects to enter into swap agreements. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Some swaps are structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates. Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Certain risks are reduced (but not eliminated) if a fund invests in cleared swaps. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free.

Swap agreements may increase or decrease the overall volatility of the Fund’s investments and the price of Fund Shares. The performance of swap agreements may be affected by a change in the specific interest rate, currency or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due.

Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The swap agreement can be terminated before the maturity date generally only under limited circumstances, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract. The Fund expects to obtain exposure through swap agreements with a single counterparty or a limited number of counterparties and will likely continue to do so for the foreseeable future. Counterparty risks may be more pronounced for this Fund due to the single or limited number of counterparties used by it.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. The risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Notional amounts of swap transactions are not subject to any limitations, and swap contracts may expose a Fund to unlimited risk of loss. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

The use of swaps can cause the Fund to be subject to additional regulatory requirements, which may generate additional Fund expenses.

The Fund monitors any swaps with a view towards ensuring that the Fund remains in compliance with all applicable regulatory, investment and tax requirements.

Many swap agreements are complex and their valuation often requires subjective modeling and judgment, which increases the risk of mispricing or incorrect valuation. Valuation risk is more pronounced when a Fund enters into a swap with specialized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, under collateralization and/or errors in calculation of a Fund’s NAV. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. Also, because swap transactions typically involve a contract between the two parties, such swap investments can be extremely illiquid, as it is uncertain as to whether another counterparty would wish to take assignment of the rights under the swap contract at a price acceptable to a Fund.

Total Return Swaps. In a total return swap (“TRS”), one party pays a rate of interest in exchange for the total rate of return on another investment.

An unfunded TRS is a financial derivative contract where one party (the payer) agrees to make payments to the other party (the receiver) based on the total return of an underlying asset, such as a stock, bond, or index, without the payer needing to own the underlying asset. In return, the receiver pays a fixed or floating interest rate, often tied to a reference rate such as SOFR, to the payer. What makes it “unfunded” is that neither party initially posts the full value of the underlying asset, which reduces the need for upfront capital. Instead, the swap is typically collateralized with the exchange of variation margin (and in some cases, initial margin) to mitigate counterparty risk. Essentially, the TRS allows one party to gain exposure to the underlying asset's economic performance (price appreciation and income) while the other party benefits from the interest payments and price depreciation of the underlying asset.

Unfunded TRS are often used for hedging, leveraging positions, or gaining access to assets that may otherwise be challenging to hold directly. They can also allow investors to remain off-balance-sheet, meaning the assets or liabilities related to the swap may not appear on their financial statements, depending on applicable accounting rules.

TEMPORARY INVESTMENTS

A Fund may make temporary investments without limitation when Calamos Advisors determines that a defensive position is warranted, or as a reserve for possible cash needs. Such investments may be in money market instruments, consisting of obligations of, or guaranteed as to principal and interest by, the U.S. Government or its agencies or instrumentalities; certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and that are regulated by the U.S. Government, its agencies or instrumentalities; commercial paper rated in the highest category by a recognized rating agency; cash; and repurchase agreements. See "Exhibit A — Description of Ratings" for a description of ratings of certain rating agencies and their significance.

U.S. GOVERNMENT OBLIGATIONS

U.S. Government Obligations include securities that are issued or guaranteed by the U.S. Treasury or by various U.S. Government agencies and instrumentalities. U.S. Treasury obligations ("U.S. Treasuries") include Treasury bills, Treasury notes, and Treasury bonds. U.S. Treasuries also include the separate principal and interest components of U.S. Treasuries that are traded under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. U.S. Treasury obligations are backed by the full faith and credit of the U.S. Obligations issued or guaranteed by U.S. Government agencies and instrumentalities may be supported by any of the following: (a) the full faith and credit of the U.S., (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) the discretionary authority of the U.S. Treasury to lend to such Government agency or instrumentality, or (d) the credit of the agency or instrumentality.

Government agencies that issue or guarantee securities backed by the full faith and credit of the U.S. include the Government National Mortgage Association ("GNMA") and the Small Business Administration. Government agencies and instrumentalities that issue or guarantee securities not backed by the full faith and credit of the U.S. include the Federal Farm Credit Banks, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association ("FNMA"), the Federal Land Bank, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. in the event the agency or instrumentality does not meet its commitment.

In September 2008, the U.S. Treasury and the Federal Housing Finance Agency ("FHFA") announced that FNMA and FHLMC had been placed in conservatorship. The conservatorship is still in effect as of the date of this SAI and has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether FNMA or FHLMC will continue to exist following the conservatorship or what their respective business structures will be during or following the conservatorship. Since that time, FNMA and FHLMC have received significant capital support through U.S. Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage-backed securities ("MBS"). The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. The FHFA, as conservator, has the power to repudiate any contract entered into by FNMA or FHLMC prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of FNMA's or FHLMC's affairs. Further, the FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC MBS would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party. No assurance can be given that the Federal Reserve or the U.S. Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act ("TCCA") of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to Treasury with respect to all loans acquired by FNMA and FHLMC on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured, or eliminated altogether. FNMA reported in the second quarter of 2014 that there was "significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, what form we will have, and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated and whether we will continue to exist following conservatorship." FHLMC faces similar uncertainty about its future role. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

A Fund may invest in securities issued or guaranteed by any of the entities listed above or by any other agency established or sponsored by the U.S. Government, provided that the securities are otherwise permissible investments of a Fund. Certain U.S. Government Obligations that have a variable rate of interest readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

A Fund's yield will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors. The prepayment experience of the mortgages underlying mortgage-related securities, such as obligations issued by GNMA, may affect the value of, and return on, an investment in such securities.

RECENT MARKET CONDITIONS

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil. This turmoil resulted in unusual and extreme volatility in the equity and debt markets, in the prices of individual securities and in the world economy. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events, geopolitical events (including wars, terror attacks and public health emergencies), measures to address budget deficits, downgrading of sovereign debt, declines in oil and commodity prices, dramatic changes in currency exchange rates, and public sentiment. In addition, many governments and quasi-governmental entities throughout the world have responded to the turmoil with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, and new monetary programs.

Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or affect the issuers of such instruments, in ways that are unforeseeable. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies. The U.S. government has enacted and is continuing to implement legislation that provides for regulation of the derivatives market, including clearing, margin, reporting and registration requirements. The CFTC, SEC, and other federal regulators have adopted and continue to develop rules and regulations enacting the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The Dodd-Frank Act has and will continue to change the way in which the U.S. financial system is supervised and regulated.

Governments or their regulatory agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings.

Following financial crises, such as the global financial crisis fueled by the COVID-19 pandemic, the Federal Reserve generally attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate low. Following such periods, the Federal Reserve terminated certain of its market support activities and raised interest rates. With continued economic recovery and the cessation of certain market support activities, a Fund may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates. These policy changes may reduce liquidity for certain of a Fund’s investments, causing the value of a Fund’s investments and share price to decline.

Global regulation of the derivatives market in particular has undergone substantial change since the financial crisis in 2008, including clearing, margin, trade execution, reporting and registration requirements. Because these requirements continue to evolve, their full impact on the Fund remains unclear. These and other new rules and regulations could, among other things, restrict a Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions, and the Fund may be unable to execute its investment strategy as a result. Global requirements may also result in increased uncertainty about counterparty credit risk, and they may also limit the flexibility of a Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union, the United Kingdom and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union or the United Kingdom, the liabilities of such counterparties to a Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

As economies and financial markets throughout the world are increasingly interconnected, the likelihood increases that geopolitical conflicts in one country or region will adversely impact markets or issuers in other countries or regions, including in ways that are difficult to predict or foresee. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters, rapid technological developments, such as artificial intelligence, and other circumstances in one country or region could have profound impacts on global economies or markets. Widespread disease and virus epidemics, such as the recent coronavirus outbreak, could likewise be highly disruptive, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. The impacts of these conflicts or events can be exacerbated by failures of governments and societies to respond adequately to a geopolitical conflict and subsequent emerging events or threats. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

Trade disputes may affect investor and consumer confidence and adversely affect financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has indicated its intent to alter its approach to international trade policy and, in some cases, to renegotiate or potentially terminate certain existing bilateral or multilateral trade agreements and treaties with foreign countries and has made proposals and taken actions related thereto. In addition, the U.S. government has recently imposed tariffs on certain foreign goods and has indicated a willingness to impose tariffs on imports of other products. Some foreign governments, including China, have instituted retaliatory tariffs on certain U.S. goods and have indicated a willingness to impose additional tariffs on U.S. products. Other countries, including Mexico, have threatened retaliatory tariffs on certain U.S. products. Global trade disruption, significant introductions of trade barriers, and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of a Fund and its investments. U.S. trade policy has changed rapidly in the past, and may do so in the future, and it may be an ongoing source of instability, potentially resulting in significant currency fluctuations and/or having other adverse effects on international markets, international trade agreements, and/or other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory, or otherwise). To the extent trade disputes escalate globally, there could be additional significant impacts on the sectors or industries in which a Fund invests and other adverse impacts on the Fund’s overall performance.

Inflation may reduce the intrinsic value of increases in the value of a Fund. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund’s assets can decline.

Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence (“AI”), may pose risks to the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI. As AI is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund. The legal and regulatory frameworks within which AI operates continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.

INVESTMENT IN A SUBSIDIARY

As determined necessary or advisable by the Fund, the Fund may invest a portion of its assets in a wholly-owned subsidiary (each, a “Subsidiary”), organized under the laws of the Cayman Islands. Investment in the Subsidiary is expected to provide the Fund with exposure to the Autocallable Index within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and Internal Revenue Service guidance. The Subsidiary may invest primarily in derivative instruments, including Swap Agreements. To the extent that the Fund invests in the Subsidiary, the Fund may be subject to the risks associated with the above-mentioned derivative instruments and other securities, which are discussed elsewhere in the Fund’s Prospectus and this SAI. To comply with the asset diversification test applicable to a RIC (discussed elsewhere in this SAI), the Fund intends to limit its investments in such subsidiary to 25% of the Fund’s total assets at the end of each taxable quarter.

Although the Subsidiary may be considered similar to investment companies, it is not registered under the 1940 Act and, unless otherwise noted in the Fund’s Prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. The Board of Trustees, however, has oversight responsibility for the investment activities of the Fund, including its investment in its respective subsidiary. In addition, the Fund is the sole shareholder of its respective Subsidiary, and it is not currently expected that shares of a Subsidiary will be sold or offered to other investors. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or a Subsidiary to operate as described in the Fund’s Prospectus and this SAI and could negatively affect the Fund and its shareholders.

TAX RISK

The Fund intends to elect and to qualify each year to be treated as a regulated investment company ("RIC") under Subchapter M of the Code. To qualify and maintain its status as a RIC, the Fund must derive at least 90% of its gross income each year from “qualifying income,” meet certain diversification tests at the end of each quarter and meet an annual distribution test. For purposes of the qualifying income requirement, the treatment of the swaps and other derivatives that provide exposure to the Autocallables is not entirely clear, and thus whether the income and gain therefrom is qualifying income is uncertain. If the Fund were to treat income or gain from particular instruments linked to the Autocallables as qualifying income, an adverse determination or future guidance by the Internal Revenue Service with respect to the treatment of income or gain from those investments may adversely affect the Fund’s ability to qualify as a RIC. For purposes of the diversification test, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In particular, there is no published Internal Revenue Service guidance or case law on how to determine the "issuer" of certain derivatives that the Fund will enter into. An adverse determination or future guidance by the Internal Revenue Service with respect to issuer identification for the Fund’s investments may adversely affect the Fund’s ability to qualify as a RIC. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund's taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed.

INVESTMENT RESTRICTIONS

The Fund is classified as a non-diversified, open-end management investment company. Except as noted below, the Fund operates under the following investment restrictions and may not:

(i)  act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act on disposition of securities acquired subject to legal or contractual restrictions on resale;

(ii)  purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts, except that the Fund may enter into (a) futures, options and options on futures, (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities;

(iii)  make loans, but this restriction shall not prevent a Fund from (a) investing in debt obligations, (b) investing in repurchase agreements or (c) lending portfolio securities, provided, however, that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

(iv)  borrow, except from banks, other affiliated funds and other entities to the extent permitted under the 1940 Act;1,2,3

(v)  invest in a security if more than 25% of a Fund's total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry or group of industries, except to the extent that the underlying reference indices of the synthetic autocallable yield notes invest more than 25% of its assets in an industry or group of industries. This restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or securities of other investment companies.4

(vi)  issue any senior security, except to the extent permitted under the 1940 Act;5

The above restrictions are fundamental policies and may not be changed with respect to a Fund without the approval of a "majority" of the outstanding shares of a Fund, which for this purpose means the approval of the lesser of

(a) more than 50% of the outstanding voting securities of a Fund or

(b) 67% or more of the outstanding shares if the holders of more than 50% of the outstanding shares of a Fund are present or represented at the meeting by proxy.

In addition to the fundamental restrictions listed above, the Fund has adopted the following as non-fundamental policies:

(a)  To the extent other Calamos Funds invest in a Fund in reliance on section 12(d)(1)(G), a Fund may not acquire any securities of registered open-end investment companies or unit investment trusts in reliance on section 12(d)(1)(F) or (G) of the 1940 Act;6

1 The Fund does not intend to purchase securities when its borrowings exceed 5% of total assets.

2 The Fund's borrowing practices are limited by the 1940 Act. Currently, under the 1940 Act, a Fund may borrow in an aggregate amount not exceeding 33 1/3% of its total assets, including the proceeds of borrowings, for any purpose, but borrowings from entities other than banks may not exceed 5% of its total assets and may be only as a temporary measure for extraordinary or emergency purposes, unless a Fund has received an exemptive order from the SEC permitting it to borrow from other affiliated funds in excess of 5% of its total assets.

3 Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. In accordance with Rule 18f-4 under the Investment Company Act, when a Fund engages in reverse repurchase agreements and similar financing transactions, a Fund may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as "derivatives transactions" and comply with Rule 18f-4 with respect to such transactions. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

4 As of the date hereof, it is anticipated that more than 25% of the Fund’s assets will have exposure to the information technology sector.

5 Currently, under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where the indebtedness is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

6 Under Section 12(d)(1)(A) of the 1940 Act, a Fund generally must limit its investment in other investment companies so that, as determined immediately after a Fund invests in another investment company: (i) not more than 3% of the outstanding voting shares of any one investment company will be owned by a Fund; (ii) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; and (iii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, except as permitted under the 1940 Act, the rules thereunder or SEC exemptive relief. Currently, under the 1940 Act, the rules thereunder and SEC exemptive relief, a Fund may invest in other investment companies in excess of the above limitations if certain requirements are met, including (i) that a Fund complies with Rule 12d1-4 under the 1940 Act or (ii) that any Fund whose shares are acquired by another Fund in accordance with Section 12(d)(1)(G) of the 1940 Act shall not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on either Section 12(d)(1) (F) or Section 12(d)(1)(G) of the 1940 Act. A Fund may also invest without limitation in money market funds, provided a Fund complies with Rule 12d1-1 under the 1940 Act. These limitations do not apply in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

(b)  A Fund may not invest in companies for the purpose of exercising control or management;

(c)  A Fund may not purchase securities on margin (except for use of such short-term credits as are necessary for the clearance of transactions, including transactions in options, futures and options on futures), or participate on a joint or a joint and several basis in any trading account in securities, except in connection with transactions in options, futures and options on futures;

(d)  A Fund may not make short sales of securities, except that a Fund may make short sales of securities (i) if a Fund owns an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such securities, (ii) other than those described in clause (i), provided that no more than 20% of its net assets would be deposited with brokers as collateral or allocated to segregated accounts in connection with all outstanding short sales other than those described in clause (i).

The non-fundamental investment restrictions above may be changed by the Board of Trustees without shareholder approval. Notwithstanding the foregoing investment restrictions, a Fund may purchase securities pursuant to the exercise of subscription rights. Far Eastern and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, a Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of a Fund's portfolio securities with the result that a Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

MANAGEMENT

TRUSTEES AND OFFICERS

The management of the Trust, including general supervision of the duties performed for the Funds under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its Board of Trustees. Each trustee elected will hold office for the lifetime of the Trust or until such trustee's earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years.

The following table sets forth each trustee's name, year of birth, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each trustee oversees each series of the Trust, including the Fund.

TRUSTEES WHO ARE INTERESTED PERSONS OF THE TRUST:

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PORTFOLIOS IN FUND COMPLEX OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
John P. Calamos, Sr. (1940)*	Chairman, Trustee and President (since 2014)	76	Founder, Chairman and Global Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”); Global Chief Investment Officer, Calamos Antetokounmpo Asset Management LLC, doing business as CGAM (“CGAM”); Director, CAM; and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”), CAM, CILLC, Calamos Advisors, and CWM	Served for multiple years as a trustee of the Trust; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree
John S. Koudounis (1966)*	Trustee (since September 2025) and Vice President (since 2016)	79^^	President (since February 2021) and Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM, and CFS (since 2016); Chairman and Chief Executive Officer (since 2022), CGAM; Director, CAM (since 2016); prior thereto President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.	More than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies

TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE TRUST:

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Hugh P. Armstrong (1961)	Trustee (since September 2025)	76	Partner (1997-2021) of PricewaterhouseCoopers LLP (professional services firm) (held various positions from 1988-1997); Chair of the Board of Trustees of Escuela De Guadalupe School (since 2024 and Trustee 2014-2017 and since 2021); Trustee and Treasurer of Denver Ballet Guild Endowment Trust (since 2021); Director of the Friends of Queen’s University of Belfast (since 2024); Former Chair of the Board and Trustee of St. Mary’s Academy (2004-2012); Former Chair and President of the Learning Source (1999-2004)	More than 25 years of experience in the financial services industry
Virginia G. Breen (1964)	Trustee (since 2015)	76	Private Investor; Trustee, UBS NY Fund Cluster (open-end funds) (since 2023)***; Director, Paylocity Holding Corporation (since 2018); Trustee, Neuberger Berman Private Equity Registered Funds (registered private equity funds) (since 2015)****; Director, UBS A&Q Fund Complex (closed-end funds) (since 2008)*****; Trustee, Jones Lang LaSalle Income Property Trust, Inc. (REIT) (2004-2023); Director, Tech and Energy Transition Corporation (blank check company) (2021-2023)	Served for multiple years as a trustee of the Trust; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree
Jeffrey S. Phlegar (1966)	Trustee (since September 2025)	76	Chairman and CEO of MacKay Shields (2011-2024); EVP and Chief Investment Officer AllianceBernstein (1988-2011); former Senior member of the Management and M&A Committees of New York Life Investment Management, LLC (2018-Q1/2024); Chairman of the Plainview Funds (Irish QIAF) Board of Directors (2013-Q1/2024); Advisory Committee Member - Brewer Lane Ventures Fund I & II (2020-Present)	More than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

William R. Rybak (1951)	Trustee (since 2014)	76	Private investor; Chairman (since 2016) and Director (since 2010), Christian Brothers Investment Services Inc.; Trustee, Jackson Credit Opportunities Fund (since 2023), Jackson Real Assets Fund (since 2024) (interval funds), JNL Series Trust and JNL Investors Series Trust (since 2007), JNL Variable Fund LLC (2007-2020), Jackson Variable Series Trust (2018-2020) and JNL Strategic Income Fund LLC (2007-2018), (open-end mutual funds)*****; formerly Director, Private Bancorp (2003-2017); Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager) (until 2000)	Served for multiple years as a trustee of the Trust; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree
Karen L. Stuckey (1953)	Trustee (since 2022)	76	Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions from 1975-1990); Member of Executive, Nominating, and Audit Committees and Chair of Finance Committee (1992-2006); formerly, Trustee, Denver Board of Oppenheimer Funds (open-end mutual funds) (2012-2019)	More than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies
Christopher M. Toub (1959)	Trustee (since 2022)	79^^	Private investor; formerly Director of Equities, AllianceBernstein LP (until 2012)	More than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree
Lloyd A. Wennlund (1957)	Trustee (since 2022)	76	Board Member, Mutual Fund Directors Forum (2023-present); Trustee and Chairman, Datum One Series Trust (since 2020)******; Expert Affiliate, Bates Group, LLC (financial services consulting and expert testimony firm) (since 2018); Executive Vice President, The Northern Trust Company (1989-2017); President and Business Unit Head of Northern Funds and Northern Institutional Funds (1994-2017); Director, Northern Trust Investments (1998-2017); Governor (2004-2017) and Executive Committee member (2011-2017), Investment Company Institute Board of Governors; Member, Securities Industry Financial Markets Association (SIFMA) Advisory Council, Private Client Services Committee and Private Client Steering Group (2006-2017); Board Member, Chicago Advisory Board of the Salvation Army (2011-2019)	More than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies and earned a Masters of Business Administration degree

^ The Fund Complex consists of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, Calamos Long/Short Equity & Dynamic Income Trust, Calamos ETF Trust, Calamos Antetokounmpo Sustainable Equities Trust and Calamos Aksia Alternative Credit and Income Fund, Calamos Aksia Private Equity and Alternatives Fund, and Calamos Aksia Hedged Strategies Fund.

^^ Messrs. Koudounis and Toub are the only Trustees of the Trust who oversee Calamos Aksia Alternative Credit and Income Fund, Calamos Aksia Private Equity and Alternatives Fund, and Calamos Aksia Hedged Strategies Fund.

* Messrs. Calamos and Koudounis are trustees who are each an "interested person" of the Trust as defined in the 1940 Act because each is an officer of the Trust and is an affiliated person of Calamos Advisors and CFS.

** Overseeing forty-one portfolios in fund complex.

*** Overseeing nineteen portfolios in fund complex.

**** Overseeing four portfolios in fund complex.

***** Overseeing 134 portfolios in fund complex.

****** Overseeing eleven portfolios in fund complex.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

OFFICERS. The preceding table gives information about John P. Calamos, Sr., who is Chairman, Trustee, and President of the Trust and John S. Koudounis, who is Trustee and Vice President of the Trust. The following table sets forth each other officer’s name, year of birth, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board of Trustees.

NAME AND YEAR OF BIRTH	POSITION(S) WITH TRUST	PRINCIPAL OCCUPATION(S)
Stephen Atkins (1965)	Treasurer (since 2022)	Senior Vice President, Head of Fund Administration (since February 2020), Calamos Advisors; prior thereto Consultant, Fund Accounting and Administration, Vx Capital Partners (March 2019-February 2020); Chief Financial Officer and Treasurer of SEC Registered Funds, and Senior Vice President, Head of European Special Purpose Vehicles Accounting and Administration, Avenue Capital Group (2010-2018)
Daniel Dufresne (1974)	Vice President (since 2022)	Executive Vice President and Chief Operating Officer, CAM, CILLC, Calamos Advisors, and CWM (since April 2021); President, CGAM (since 2022); prior thereto Citadel (1999-2020); Partner (2008-2020); Managing Director, Global Treasurer (2008-2020); Global Head of Operations (2011-2020); Global Head of Counterparty Strategy (2018-2020); Senior Advisor to the COO (2020); CEO, Citadel Clearing LLC (2015-2020)

Thomas E. Herman (1961)	Vice President (since 2016) and Chief Financial Officer (2016-2017 and since 2019)	Executive Vice President (since February 2021) and Chief Financial Officer, CAM, CILLC, Calamos Advisors, and CWM (since 2016); Chief Financial Officer and Treasurer, CGAM (since 2022); prior thereto, Chief Financial Officer and Treasurer, Harris Associates (2010-2016)
Walter Kelly (1970)	Chief Compliance Officer (since 2025)	Senior Vice President, Chief Compliance Officer - Calamos Funds (since 2025); Chief Compliance Officer Calamos Advisors (since 2026); Co- Chief Compliance Officer - Calamos Advisors (2025 - 2026); prior thereto, General Counsel, Cedar Pine, LLC (2021-2025); Chief Compliance Officer SBB Research Group, LLC (2021-2025); Managing Director Nuveen Investments (2017-2020), Senior Vice President (2008-2017) and Chief Compliance Officer Nuveen Funds (2006-2020)
Thomas P. Kiley III (1968)	Vice President (since 2024)	Senior Vice President, Chief Distribution Officer (since 2024), CAM, CILLC, and Calamos Advisors; Principal Executive Officer and Chief Distribution Officer (since 2024), CFS; Vice President (since 2024), CGAM; prior thereto Managing Director, RIA Eastern Divisional Sales Manager, Blackrock Investments, Inc. (2017-2024)
Erik D. Ojala (1975)	Vice President and Secretary (since 2023)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors, CWM (since 2023); Chief Legal Officer, CGAM (since 2023); General Counsel and Secretary, CFS (since 2023);Chief Compliance Officer, CFS (since 2026); prior thereto, Executive Vice President and General Counsel (2017-2023), Secretary (2010-2023) and Chief Compliance Officer (2021-2023), Harbor Capital Advisors, Inc.; Director and Secretary (2019-2023) and Chief Compliance Officer (2022-2023), Harbor Trust Company, Inc.; Director, Executive Vice President (2017-2023) and Chief Compliance Officer (2017-2021, 2022-2023), Harbor Funds Distributors, Inc.; Director (2017-2023), Assistant Secretary (2014-2023) and Chief Compliance Officer (2022-2023), Harbor Services Group, Inc.; Chief Compliance Officer, Harbor ETF Trust (2021-2023); and Chief Compliance Officer of Harbor Funds (2017-2023)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

COMMITTEES OF THE BOARD OF TRUSTEES. The Trust’s Board of Trustees has established five standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Valuation Committee and the Governance Committee.

Executive Committee. Messrs. John Calamos and Christopher Toub are members of the executive committee, which has authority during intervals between meetings of the Board of Trustees to exercise the powers of the board, with certain exceptions. John Calamos is an interested trustee of the Trust.

Dividend Committee. Mr. John Calamos serves as the sole member of the dividend committee. The dividend committee is authorized, subject to Board review, to declare distributions on the Fund Shares of the Trust’s series in accordance with such series’ distribution policies, including, but not limited to, regular dividends, special dividends and short- and long-term capital gains distributions.

Audit Committee. Messrs. Armstrong, Phlegar, Rybak (Chair), Toub and Wennlund and Mses. Breen and Stuckey serve on the audit committee. The audit committee operates under a written charter adopted and approved by the board. The audit committee selects independent auditors, approves services to be rendered by the auditors, monitors the auditors’ performance, reviews the results of the Trust’s audit and responds to other matters deemed appropriate by the board. All members of the audit committee are independent trustees of the Trust.

Valuation Committee. Messrs. Armstrong, Phlegar, Rybak, Toub, and Wennlund (Chair) and Mses. Breen and Stuckey serve on the valuation committee. The valuation committee operates under a written charter approved by the board. The valuation committee oversees valuation matters of the Trust delegated to the valuation designee, including the fair valuation determinations and methodologies proposed and utilized by the valuation designee, reviews the Trust’s valuation procedures and their application by the valuation designee, reviews pricing errors and procedures for calculation of net asset value of each series of the Trust and responds to other matters deemed appropriate by the board.

Governance Committee. Messrs. Armstrong, Phlegar, Rybak, Toub and Wennlund and Mses. Breen (Chair) and Stuckey serve on the governance committee. The governance committee operates under a written charter adopted and approved by the board. The governance committee oversees the independence and effective functioning of the Board of Trustees and endeavors to be informed about good practices for fund boards. It also makes recommendations to the board regarding compensation of independent trustees. The governance committee also functions as a nominating committee by making recommendations to the Board of Trustees regarding candidates for election as non- interested trustees. The governance committee looks to many sources for recommendations of qualified trustees, including current trustees, employees of Calamos Advisors, current shareholders of a Fund, search firms that are compensated for their services and other third-party sources. Any such search firm identifies and evaluates potential candidates, conducts screening interviews and provides information to the governance committee with respect to the individual candidates and the market for available candidates. In making trustee recommendations, the governance committee considers a number of factors, including a candidate’s background, integrity, knowledge and relevant experience. These factors are set forth in an appendix to the committee’s charter. Any prospective candidate is interviewed by the trustees and officers, and references are checked. The governance committee will consider shareholder recommendations regarding potential trustee candidates that are properly submitted to the governance committee for its consideration.

A Fund shareholder who wishes to propose a trustee candidate must submit any such recommendation in writing via regular mail to the attention of the Trust’s Secretary, at the address of the Trust’s principal executive offices. The shareholder recommendation must include:

●  the number and class of all shares of the Trust’s series owned beneficially or of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially;

●  a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references;

●  information as to whether the candidate is, has been or may be an “interested person” (as such term is defined in the 1940 Act) of the Trust, Calamos Advisors or any of its affiliates, and, if believed not to be or have been an “interested person,” information regarding the candidate that will be sufficient for the committee to make such determination;

●  the written and signed consent of the candidate to be named as a nominee and to serve as a trustee of the Trust, if elected;

●  a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the shareholder recommendation is being made, and if none, so specify;

●  the class or series and number of all shares of the Trust’s series owned of record or beneficially by the candidate, as reported by the candidate; and

●  such other information that would be helpful to the governance committee in evaluating the candidate.

The governance committee may require the nominating shareholder to furnish other information it may reasonably require or deem necessary to verify any information furnished pursuant to the procedures delineated above or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a trustee. If the nominating shareholder fails to provide such additional information in writing within seven days of receipt of written request from the governance committee, the recommendation of such candidate will be deemed not properly submitted for consideration, and the governance committee is not required to consider such candidate.

Unless otherwise specified by the governance committee’s chairman or by legal counsel to the non-interested trustees, the Trust’s Secretary will promptly forward all shareholder recommendations to the governance committee’s chairman and the legal counsel to the non-interested trustees, indicating whether the shareholder recommendation has been properly submitted pursuant to the procedures adopted by the governance committee for the consideration of trustee candidates nominated by shareholders.

Recommendations for candidates as trustees will be evaluated, among other things, in light of whether the number of trustees is expected to change and whether the trustees expect any vacancies. During periods when the governance committee is not actively recruiting new trustees, shareholder recommendations will be kept on file until active recruitment is under way. After consideration of a shareholder recommendation, the governance committee may dispose of the shareholder recommendation.

In addition to the above committees, there is a valuation designee, appointed by the Board of Trustees, comprised of officers of the Trust and employees of Calamos Advisors.

The following table identifies the number of meetings the Board of Trustees and each committee held during the fiscal period ended July 31, 2026:

NUMBER OF MEETINGS DURING FISCAL PERIOD ENDED July 31, 2026
Board	8
Executive Committee	0
Audit Committee	4
Governance Committee	3
Dividend Committee	12
Valuation Committee	4

LEADERSHIP STRUCTURE AND QUALIFICATIONS OF THE BOARD OF TRUSTEES. The Board of Trustees is responsible for oversight of the Trust. The Trust has engaged Calamos Advisors to manage a Fund on a day-to-day basis. The Board of Trustees oversees Calamos Advisors and certain other principal service providers in the operations of the Fund. The Board of Trustees is currently composed of ten members, eight of whom are non-interested trustees. The Board of Trustees meets in-person at regularly scheduled meetings four times throughout the year. In addition, the board may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, the Board of Trustees has established five standing committees — Audit, Dividend, Executive, Governance and Valuation — and may establish ad hoc committees or working groups from time to time to assist the Board of Trustees in fulfilling its oversight responsibilities. The non-interested trustees also have engaged independent legal counsel to assist them in fulfilling their responsibilities. Such independent legal counsel also serves as counsel to the Trust.

The chairman of the Board of Trustees is an “interested person” of the Trust (as such term is defined in the 1940 Act). The non-interested trustees have appointed a lead independent trustee. The lead independent trustee serves as a liaison between Calamos Advisors and the non-interested trustees and leads the non-interested trustees in all aspects of their oversight of a Fund. Among other things, the lead independent trustee reviews and approves, with the chairman, the agenda for each board and committee meeting and facilitates communication among the Trust’s non-interested trustees. The trustees believe that the board’s leadership structure is appropriate given the characteristics and circumstances of the Trust. The trustees also believe that this structure facilitates the exercise of the board’s independent judgment in fulfilling its oversight function and efficiently allocates responsibility among committees.

The Board of Trustees has concluded that, based on each trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other trustees, each trustee should serve as a member of the board. In making this determination, the board has taken into account the actual service of the trustees during their tenure in concluding that each should continue to serve. The board also has considered each trustee’s background and experience. Set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each trustee that led the board to conclude that he or she should serve as a trustee.

Each of Mses. Breen and Stuckey and Messrs. Calamos, Rybak, Toub, and Wennlund has served for multiple years as a trustee of the Trust. In addition, each of Mses. Breen and Stuckey and Messrs. Armstrong, Calamos, Koudounis, Rybak, Toub, and Wennlund has more than 25 years of experience in the financial services industry. Each of Mses. Breen and Stuckey and Messrs. Calamos, Koudounis, Phlegar, Rybak, Toub, and Wennlund has experience serving on boards of other entities, including other investment companies. Each of Ms. Breen and Messrs. Calamos, Phlegar, Rybak Toub, and Wennlund has earned a Masters of Business Administration degree.

RISK OVERSIGHT. The operation of an ETF, including its investment activities, generally involves a variety of risks. As part of its oversight of a Fund, the Board of Trustees oversees risk through various regular board and committee activities. The Board of Trustees, directly or through its committees, reviews reports from, among others, Calamos Advisors, the Trust’s Compliance Officer, the Trust’s independent registered public accounting firm, outside legal counsel, and internal auditors of Calamos Advisors or its affiliates, as appropriate, regarding risks faced by a Fund and the risk management programs Calamos Advisors and certain service providers. The actual day-to-day risk management with respect to a Fund resides with Calamos Advisors and other service providers to a Fund. Although the risk management policies of Calamos Advisors and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks. Not all risks that may affect a Fund can be identified, eliminated or mitigated and some risks simply may not be anticipated or may be beyond the control of the Board of Trustees or Calamos Advisors, its affiliates or other service providers.

TRUSTEE AND OFFICER COMPENSATION. John P. Calamos, Sr. and John Koudounis, the trustees who are an “interested person” of the Trust, do not receive compensation from the Trust. Although they are compensated, the non-interested trustees do not receive any pension or retirement benefits from the Trust. Mr. Kelly is the only Trust officer who receives compensation from the Trust. The following table sets forth the total compensation (including any amounts deferred, as described below) paid by the Trust during the periods indicated to each of the current trustees and officers compensated by the Trust. As the Fund was not in operation as of the date of this SAI, no Trustee received any compensation from the Fund during that time.

	Estimated	Total
	Compensation	Compensation
	from the Fund	from Calamos
	Fiscal Year	Funds Complex
Name	ending 7/31/27(1)	8/1/25-7/31/26(2)
John P. Calamos, Sr.	$-	$-
John S. Koudounis*	$-	$-
Hugh P. Armstrong*	$837	$192,203
Virginia G. Breen	$870	$241,083
Jeffrey S. Phlegar*	$837	$192,203
William R. Rybak	$315	$247,583
Karen L. Stuckey	$900	$231,083
Christopher M. Toub(3)	$1,013	$296,658
Lloyd A. Wennlund	$870	$241,083
Walter M. Kelly	$2,716	$571,017

(1) Compensation estimated to be paid to the Independent Trustees for the Fund’s initial fiscal year ending July 31, 2027.

(2)  Calamos Funds Complex consisted of 72 portfolios as of the end of the period indicated.

(3) Total compensation from the Calamos Funds Complex with respect to Mr. Toub includes compensation received in the aggregate from the Calamos Aksia Alternative Credit and Income Fund, Calamos Aksia Private Equity and Alternatives Fund, and Calamos Aksia Hedged Strategies Fund in the amount of $45,575.

* Messrs. Armstrong, Koudounis, and Phlegar were elected to the Board effective September 1, 2025.

The compensation paid to the non-interested trustees of Calamos Funds for their services as such consists of an annual retainer fee in the amount of $230,000 (increased on January 1, 2026 from $210,000), with annual supplemental retainers of $40,000 to the lead independent trustee, $20,000 to the chair of the audit committee and $10,000 to the chair of any other committee. Each non-interested trustee receives a meeting attendance fee of $7,000 for any special board meeting attended in person or $3,500 for any special board meeting attended by telephone.

Compensation paid to the non-interested trustees is allocated among the series of the Calamos Funds in accordance with a procedure determined from time to time by the board.

The Trust has adopted a deferred compensation plan for non-interested trustees (the “Plan”). Under the Plan, a trustee who is not an “interested person” of Calamos Advisors and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his or her compensation from the Trust in order to defer payment of income taxes or for other reasons. The deferred compensation payable to the participating trustee is credited to the trustee’s deferred compensation account as of the business day such compensation otherwise would have been paid to the trustee. The value of a trustee’s deferred compensation account at any time is equal to what the value would be if the amounts credited to the account had instead been invested in shares of one or more of the Funds as designated by the trustee. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating trustee retires, the trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to the trustee’s beneficiaries. A Fund’s obligation to make payments under the Plan is a general obligation of that Fund. No Fund is liable for any other Fund’s obligations to make payments under the Plan.

The Fund had not yet publicly offered any Fund Shares for sale as of December 31, 2025. Accordingly, no trustee owned “beneficially” (within the meaning of that term as defined in Rule 16a-1(a)(2) under the 1934 Act) any Fund Shares of the Fund as of December 31, 2025. As of December 31, 2025, each trustee beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (“1934 Act”)) Fund Shares of all funds in a Fund Complex having values within the indicated dollar ranges.* Mr. Armstrong and Mr. Phlegar, who were elected trustees of the Trust effective September 1, 2025, did not beneficially own shares of any Fund as of December 31, 2025.

AGGREGATE DOLLAR RANGE OF SHARES OF ALL FUNDS IN THE FUND COMPLEX
John P. Calamos, Sr.(1)	Over $100,000
John S. Koudounis (2)	Over $100,000
Hugh Armstrong (2)	None
Virginia G. Breen	Over $100,000
Jeffrey Phlegar (2)	None
William R. Rybak	Over $100,000
Karen L. Stuckey	Over $100,000
Christopher M. Toub	Over $100,000
Lloyd A. Wennlund	Over $100,000

(1)  Pursuant to Rule 16a-1(a)(2) of the 1934 Act, John P. Calamos, Sr. may be deemed to have indirect beneficial ownership of Fund shares held by Calamos Investments LLC, its subsidiaries, and its parent companies (Calamos Asset Management, Inc. and Calamos Partners LLC, and its parent company Calamos Family Partners, Inc.) due to his direct or indirect ownership interest in those entities. As a result, these amounts reflect any holdings of those entities in addition to the individual, personal accounts of John P. Calamos, Sr.

(2) Messrs. Armstrong, Koudounis, and Phlegar were elected to the Board effective September 1, 2025.

*  Valuation as of December 31, 2025.

CODE OF ETHICS. Personnel of Calamos Advisors and Calamos Financial Services LLC (“CFS”), the Fund’s distributor, are permitted to make personal securities transactions, including transactions in securities that the Trust may purchase, sell or hold, subject to requirements and restrictions set forth in the Code of Ethics of the Trust and the Code of Ethics of Calamos Advisors and CFS. The Codes of Ethics adopted pursuant to Rule 17j-1 under the 1940 Act contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Calamos Advisors and CFS personnel and the interests of investment advisory clients such as the Trust. Among other things, the Codes of Ethics prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions may not be made in certain securities, and require the submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.

Affiliates of Calamos Advisors and CFS, CAM, CILLC, Calamos Partners LLC (“CPL”), Calamos Family Partners, Inc. (“CFP”) and the owners of these affiliates, which include John P. Calamos, Sr. and members of his family (“Calamos Family”), may invest in products managed by Calamos Advisors to support the continued growth of our investment products and strategies, including investments to seed new products. Notwithstanding any provision to the contrary in the Code of Ethics, investments and corresponding hedging transactions made by Calamos Advisors, CFS, CAM, CILLC, CPL, CFP and the Calamos Family in Calamos products (excluding Closed-End Funds and ETFs) are not subject to restrictions of the Code of Ethics, such as the short-term trading ban. However, these hedging transactions are subject to pre-clearance by the Corporate Investment Committee. Calamos Advisors’ CCO and Funds’ CCO are copied in the approval process. In addition, these entities do not receive preferential treatment over clients. (They may, however, be traded together with discretionary client transactions.)

The General Counsel may approve additional strategies or instruments based on unusual market circumstances and on the determination that the transactions would not impact the broader market or conflict with any customer activity.

PROXY VOTING PROCEDURES. The Fund has delegated proxy voting responsibilities to Calamos Advisors, subject to the board of trustees’ general oversight. The Fund expects Calamos Advisors to vote proxies related to that Fund’s portfolio securities for which the Fund has voting authority consistent with the Fund’s best interests. Calamos Advisors has adopted its own Proxy Voting Policies and Procedures (the “Policies”). The Policies address, among other things, conflicts of interest that may arise between the Fund’s interests, and the interests of Calamos Advisors and its affiliates.

The following is a summary of the Policies used by Calamos Advisors in voting proxies.

To assist it in voting proxies, Calamos Advisors has established a Proxy Review Committee (“committee”) comprised of representatives of its Portfolio Management (which may include portfolio managers and/or research analysts), Operations, and advisory, non-voting members from the Legal and Compliance Departments. The committee and/or its members will vote proxies using the following guidelines.

In general, if Calamos Advisors believes that a company’s management and board have interests sufficiently aligned with the Fund’s interest, Calamos Advisors will vote in favor of proposals recommended by the company’s management, including, but not by way of limitation, management’s recommendations on the election of directors but will consider both meeting attendance and number of boards each board member sits on when determining its vote.

Because of the enormous variety and complexity of transactions that are presented to shareholders, such as mergers, acquisitions, reincorporations, reorganizations, shareholder rights plans, “poison pills”, severance compensation packages, golden parachutes, that occur in a variety of industries, companies and market cycles, it is extremely difficult to foresee exactly what would be in the best interests of a Fund in all circumstances. Moreover, voting on such proposals involves considerations unique to each transaction. Accordingly, Calamos Advisors will vote on a case-by-case basis on proposals presenting these transactions.

Calamos Advisors has assigned its administrative duties with respect to the proxy analysis and voting decisions to the “Proxy Group” (the Investment team - research analysts and portfolio management), and administrative processing to its Corporate Actions Group within the Operations Department. To assist it in analyzing proxies, Calamos subscribes to Glass Lewis, an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and voting recommendations. Glass Lewis facilitates the voting of each proxy by applying Calamos’ custom proxy voting rules (“proxy voting policy”) to the proposal(s). Any proxy proposal that is not covered by the proxy voting guidelines is reviewed and considered by Calamos’ Proxy Group and voted in accordance with that review.

Finally, Calamos Advisors has established procedures to help identify and resolve conflicts of interest that might arise when voting proxies for the Funds. Calamos will generally apply its proxy voting policy to proxy proposals regardless of whether a conflict has been identified. However, in these situations, the Proxy Group will refer the proxy proposal, along with the recommended course of action, if any, to the Proxy Review Committee or a subcommittee thereof (each, a “committee”) for evaluation. The committee will independently review the proposals and determine the appropriate action to be taken. The Corporate Actions Group will then memorialize the conflict(s) and the procedures used to address the conflict.

The Trust is required to file with the SEC on Form N-PX its complete proxy voting record for the 12-month period ending June 30, by no later than August 31 of each year. The Trust’s proxy voting record for the most recent 12-month period ending June 30 will be available by August 31 of each year (1) on the SEC’s website at www.sec.gov, (2) on the Calamos Funds’ website at www.calamos.com, and (3) without charge, upon request, by calling 866.363.9219 or emailing caminfo@calamos.com.

You may obtain a copy of Calamos Advisors’ Policies by calling 866.363.9219, by emailing caminfo@calamos.com, or by writing Calamos Advisors at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563, and on the SEC’s website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS. The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy. The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of a Fund. The Trust and Calamos Advisors will not disseminate non-public information concerning the Trust.

Calamos Advisors and CFS carry out the policies and procedures governing disclosure of portfolio security holdings, and as such have access to information regarding portfolio security holdings on a daily basis and may disclose that information to the Fund’s service providers and other third parties only in accordance with the policies and procedures adopted by the Board of Trustees.

NON-PUBLIC DISCLOSURE

Disclosures required by Applicable Law. The Fund, Calamos Advisors and CFS may disclose portfolio security holdings information of a Fund as may be required by applicable law, rule, regulation or court order. Any officer of a Fund, Calamos Advisors or CFS is authorized to disclose portfolio security holdings pursuant to these policies and procedures.

As part of the Fund’s compliance program under Rule 38a-1 under the 1940 Act, the Trust’s Chief Compliance Officer periodically will review or cause to be reviewed portfolio security holding disclosures in order to seek compliance with these policies and procedures. The Board of Trustees oversees disclosures through the reporting of the Chief Compliance Officer.

The Fund, Calamos Advisors and CFS do not receive compensation or other consideration for the disclosure of portfolio security holdings.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding Shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control.

INVESTMENT ADVISORY SERVICES

Investment Adviser

Investment management and certain other services are provided to the Trust by Calamos Advisors pursuant to a Management Agreement (the “Management Agreement”) dated September 1, 2023, as amended. Calamos Advisors also furnishes office space, equipment and management personnel to the Trust.

The Fund pays Calamos Advisors a fee based on its average daily net assets that is accrued daily and paid on a monthly basis.

The Fund pays a fee on its average daily net assets at the annual rate of 0.74% on average daily net assets.

With respect to a Fund in the Calamos Family of Funds (each an “Acquiring Fund”) that invests in Fund Shares of Calamos Nasdaq® Autocallable Growth ETF, Calamos Advisors agrees to waive an amount equal to the portion of the advisory fee payable to the Fund that is attributable to the Acquiring Fund’s investment in the Fund, based on daily net assets. In the event the Calamos Nasdaq® Autocallable Growth ETF invests in another affiliated fund (the "Acquired Fund"), the portion of the Calamos Nasdaq® Autocallable Growth ETF’s Investment Management Fee equal to the advisory fee payable to the Acquired Fund (based on average daily net assets invested) is waived.

The Fund is advised by Calamos Advisors LLC (“Calamos Advisors” or the “Adviser”), 2020 Calamos Court, Naperville, Illinois 60563. Calamos Advisors, an investment adviser registered with the SEC effective May 29, 1987, is a wholly owned subsidiary of Calamos Investments LLC (“CILLC”). Calamos Partners LLC (“CPL”) is the sole manager of CILLC. As of June 23, 2026, approximately 78% of the outstanding interests of CILLC was owned by CPL, 22% by Calamos Asset Management, Inc. (“CAM”), and 0.04% by Calamos Equity Partners LLC (“CEP”). John P. Calamos, Sr. controls CILLC and the Adviser through his controlling interest in both CPL and CAM through the John P. Calamos QTIP Trust, an irrevocable trust with Mr. Calamos as sole trustee and investment adviser.  John S. Koudounis is the other owner of both CAM and CPL. CEP is owned by John S. Koudounis and Daniel L. Dufresne.

John P. Calamos, Sr., is an affiliated person of the Fund and Calamos Advisors by virtue of his position as Chairman, Trustee and President of the Trust and Chairman and Global CIO of Calamos Advisors. John S. Koudounis, Thomas P. Kiley, Thomas E. Herman, Erik D. Ojala, Stephen Atkins, Daniel Dufresne and Walter Kelly are affiliated persons of the Fund and Calamos Advisors by virtue of their positions as Trustee and Vice President; Vice President; Vice President and Chief Financial Officer; Vice President and Secretary; Treasurer; Vice President; and Chief Compliance Officer of the Trust; respectively, and as President and Chief Executive Officer; Senior Vice President and Chief Distribution Officer; Executive Vice President and Chief Financial Officer; Senior Vice President, General Counsel and Secretary; Senior Vice President and Head of Fund Administration; Executive Vice President and Chief Operating Officer; and Chief Compliance Officer of Calamos Advisors, respectively.

The use of the name “Calamos” in the name of the Trust and in the name of the Funds are pursuant to licenses granted by Calamos Investments LLC, and the Trust has agreed to change the names to remove those references if Calamos Advisors ceases to act as Adviser to the Funds.

EXPENSES

Out of its management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

Fees and expenses related to a Fund’s organization and registration and qualification of a Fund and its Fund Shares under federal and state securities laws will be borne by the Adviser.

MANAGEMENT APPROACH

Calamos Advisors employs a “team of teams” approach to portfolio management, led by the Global CIO and our CIO team consisting of five (5) Co-CIOs with specialized areas of investment expertise. The Global CIO and Co-CIO team are responsible for oversight of investment team resources, investment processes, performance and risk. As heads of investment verticals, Co-CIOs manage investment team members and, along with Co-Portfolio Managers and Associate Portfolio Managers, have day-to-day portfolio oversight and construction responsibilities of their respective investment strategies. While investment research professionals within each Co-CIO’s team are assigned specific strategy responsibilities, they also provide support to other investment team verticals, creating deeper insights across a wider range of investment strategies. The combination of specialized investment teams with cross-team collaboration results in what we call our team of teams approach.

This team of teams approach is further reflected in the composition of Calamos Advisors’ Investment Committee, made up of the Global CIO, the Co-CIO team, and the Global Head of Trading. Other members of the investment team participate in Investment Committee meetings in connection with specific investment-related issues or topics as deemed appropriate.

The structure and composition of the Investment Committee results in a number of benefits, as it:

●   Leads to broader perspective on investment decisions: multiple viewpoints and areas of expertise feed into consensus;

●   Promotes collaboration between teams; and

●   Functions as a think tank with the goal of identifying ways to outperform the market on a risk-adjusted basis.

The objectives of the Investment Committee are to:

●   Form the firm’s top-down macro view, market direction, asset allocation, and sector/country positioning.

●   Establish firm-wide secular and cyclical themes for review.

●   Review firm-wide and portfolio risk metrics, recommending changes where appropriate.

●   Review firm-wide, portfolio and individual security liquidity constraints.

●   Evaluate firm-wide and portfolio investment performance.

●   Evaluate firm-wide and portfolio hedging policies and execution.

●   Evaluate enhancements to the overall investment process.

Shaheen Iqubal and Jordan Rosenfeld are the Fund’s portfolio managers and are collectively referred to within this registration statement as “Portfolio Managers”. The Portfolio Managers have responsibility for allocating the portfolio across the market capitalization spectrum, sectors, and geographies within the portfolio’s eligible investment universe and for reviewing the overall composition of the portfolio to ensure compliance with its stated investment objective. The Portfolio Managers, in collaboration with other members of the Calamos Advisors investment teams, have the responsibility of overseeing the integration of the Fund’s investment approach and framework to ensure compliance with the Fund’s stated investment approach.

The Portfolio Managers also have responsibility for the day-to-day management of accounts other than a Fund. Information regarding these other accounts as of July 31, 2026 is set forth below.

Other Accounts Managed and Assets by Account Type as of July 31, 2026

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Jordan Rosenfeld	40	3,447,322,349	1	3,871,684	0	-
Shaheen Iqubal	6	2,727,296,183	0	-	0	-

Number of Accounts and Assets for which Advisory Fee is Performance Based as of July 31, 2026

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Jordan Rosenfeld	0	-	0	-	0	-
Shaheen Iqubal	0	-	0	-	0	-

The Portfolio Managers may invest for their own benefit in securities held in brokerage and fund accounts. The information shown in the table does not include information about those accounts where the Portfolio Managers or members of their family have a beneficial or pecuniary interest because no advisory relationship exists with Calamos Advisors or any of its affiliates.

The Fund’s Portfolio Managers are responsible for managing both the Fund and other accounts, including separate accounts.

Other than potential conflicts between investment strategies, the side-by-side management of both a Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the Portfolio Managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades).

Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by a Fund in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis. The allocation methodology employed by Calamos Advisors varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos Advisors brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos Advisors to execute trades through a specific broker. However, if the directed broker allows Calamos Advisors to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos Advisors full brokerage discretion. Calamos Advisors and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients.

A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos Advisors from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos Advisors’ head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to Calamos Advisors’ Chief Compliance Officer on a monthly basis. Investment opportunities for which there is limited availability generally are allocated among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, Calamos Advisors may consider subjective elements in attempting to allocate a trade, in which case a Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, Calamos Advisors is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.

As of September 30, 2026, Messrs. Iqubal and Rosenfeld receive all of their compensation from Calamos Advisors. Compensation for portfolio management team members includes a competitive base salary, and an annual cash bonus (driven by investment, company, and individual performance). Portfolio managers are also eligible for Calamos Advisors’ Long-Term Incentive (“LTI”) program, which is an incentive award vesting over time that reflects appreciation and depreciation in the value of both the funds managed by such professional and the company generally. LTI awards vest on a three-year schedule (25% on or about the first anniversary of the award grant, 25% on or about the second anniversary of the award grant, and 50% on or about the third anniversary of the award grant). Each investment team LTI award will be allocated as follows: (i) 33.3% to track the value of the associate’s managed strategies, (ii) 33.3% to track the Calamos strategy of the associate’s choice, and (iii) 33.3% to track the value of the firm; all over the vesting period.

The existence of these separate asset or fee-based payments could create a conflict of interest with regard to each portfolio manager’s allocation of investment opportunities among the accounts for which they act as portfolio manager. Calamos Advisors maintains policies and procedures reasonably designed to mitigate such conflicts of interest.

This compensation structure considers annually the performance of the various strategies managed by the Portfolio Managers, among other factors, including, without limitation, the overall performance of the firm. The Fund had not yet publicly offered any Fund Shares for sale prior to the date of this SAI. Accordingly, the Portfolio Managers do not own any Fund Shares as of the date of this SAI.

DISTRIBUTOR

The Fund’s distributor is Calamos Financial Services LLC (“CFS” or the “Distributor”), 2020 Calamos Court, Naperville, Illinois, 60563. The Distributor has entered into a distribution agreement (the “Distribution Agreement”) with the Trust pursuant to which it distributes Fund Shares.

Fund Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Transactions in Creation Units.” Fund Shares in less than Creation Units are not distributed by the Distributor. The Distributor also acts as agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing Fund Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority, Inc.

The Distributor has no role in determining the investment policies of the Fund, or which securities are to be purchased or sold by the Fund.

12b-1 Plan. The Board has adopted a distribution and service plan (“Distribution and Service Plan”) pursuant to Rule 12b-1 under the Investment Company Act (“Plan”). In accordance with its Plan, a Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. In addition, if the payment of management fees by a Fund is deemed to be indirect financing by the Fund of the distribution of its Fund Shares, such payment is authorized by the Plan. Calamos Advisors may use management fee revenue, as well as past profits or other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund Shares. Calamos Advisors may pay amounts to third parties for distribution or marketing services on behalf of a Fund.

The Plan was adopted in order to permit the implementation of a Fund’s method of distribution. No fees are currently paid by a Fund under the Plan, however, and there are no current plans to impose such fees. In the event such fees were to be charged, over time they would increase the cost of an investment in a Fund because they would be paid on an ongoing basis. If fees were charged under the Plan, the Trustees would receive and review at the end of each quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

The Plan will remain in effect for a period of one year and is renewable from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees and (2) by a vote of the majority of the independent trustees, cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amount of fees paid by a Fund unless such amendment is approved by majority vote of the outstanding Fund Shares and by the independent trustees in the manner described above. The Plan is terminable with respect to a Fund at any time by a vote of a majority of the independent trustees or by 1940 Act majority vote of the outstanding Fund Shares.

OTHER COMPENSATION TO INTERMEDIARIES

Calamos Advisors and its affiliates are currently subject to supplemental compensation payment requests by certain securities broker-dealers, banks or other intermediaries, including third party administrators of qualified plans (each an “Intermediary”) whose customers have purchased Fund Shares. In their discretion, Calamos Advisors and its affiliates may make payments to an Intermediary for various purposes. These payments do not increase the amount paid by you or a Fund, as they are paid from the legitimate profits from these entities in what is generally referred to as “revenue sharing.”

Revenue sharing payments are generally a percentage of the account’s average annual net assets. Calamos Advisors and its affiliates may make these payments to an Intermediary for various purposes, including to help defray costs incurred by the Intermediary to educate financial advisers about a Fund so they can make recommendations and provide services that are suitable and meet shareholder needs, to access the Intermediary’s representatives, to provide marketing support and other specified services. To the extent that a Fund does not pay for these costs directly, Calamos Advisors and its affiliates may also make payments to certain financial intermediaries for administrative services such as record keeping, sub-accounting for shareholder accounts, client account maintenance support, statement preparation, transaction processing, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain trading systems, or one-time payments for services such as setting up a Fund on a intermediary’s trading system.

In addition, Calamos Advisors and its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of a Fund. Calamos Advisors and its affiliates may make payments to participate in intermediary marketing support programs which may provide Calamos Advisors, as applicable, with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, data and data analytics, business planning and strategy sessions with intermediary personnel, information on industry- or platform specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of the Fund and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Fund to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Fund available to their customers.

These payments may provide Intermediaries with an incentive to favor Shares of a Fund over sales of shares of other ETFs or non-ETF investments. These payments may influence the Intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund Shares and you should discuss this matter with your Intermediary and its representatives. A Fund may utilize an Intermediary that offers and sells Fund Shares to execute portfolio transactions for the Fund. The Fund and Calamos Advisors do not consider sales of Fund Shares as a factor in the selection of broker-dealers to execute portfolio transactions for a Fund.

PORTFOLIO TRANSACTIONS

Calamos Advisors is responsible for decisions to buy and sell securities for a Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions.

Portfolio transactions on behalf of a Fund effected on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the OTC markets, but the price a Fund pays usually includes an undisclosed dealer commission or mark-up. For securities purchased in an underwritten offering, the price a Fund pays includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

In executing portfolio transactions, Calamos Advisors uses its best efforts to obtain for a Fund the most favorable combination of price and execution available. In seeking the most favorable combination of price and execution, Calamos Advisors considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the execution capability of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

In allocating a Fund’s portfolio brokerage transactions to unaffiliated broker-dealers, Calamos Advisors may take into consideration the research, analytical, statistical and other information and services provided by the broker-dealer, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation. Although Calamos Advisors believes these services have substantial value, they are considered supplemental to Calamos Advisors’ own efforts in performing its duties under the Management Agreement.

Calamos Advisors does not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. Calamos Advisors does, however, have internal procedures for allocating transactions in a manner consistent with its execution policies to brokers that it has identified as providing research, research-related products or services, or execution-related services of a particular benefit to its clients. Calamos Advisors has entered into client commission agreements (“CCAs”) with certain broker-dealers under which the broker-dealers may use a portion of their commissions to pay third parties or other broker-dealers that provide Calamos Advisors with research or brokerage services, as permitted under Section 28(e) of the Exchange Act. CCAs allow Calamos Advisors to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third parties or other broker-dealers for research or brokerage services. All uses of CCAs by Calamos Advisors are subject to applicable law and their best execution obligations. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Calamos Advisors and such research may not necessarily be used by Calamos Advisors in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services.

As permitted by Section 28(e) of the 1934 Act, Calamos Advisors may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for a Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if Calamos Advisors believes the amount to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of Calamos Advisors may indirectly benefit from the availability of these services to Calamos Advisors, and a Fund may indirectly benefit from services available to Calamos Advisors as a result of research services received by Calamos Advisors through transactions for other clients. In addition, Calamos Advisors may execute portfolio transactions for a Fund, to the extent permitted by law, through broker-dealers affiliated with a Fund, Calamos Advisors, CFS, or other broker-dealers distributing Shares of a Fund if it reasonably believes that the combination of price and execution is at least as favorable as with unaffiliated broker-dealers, and in such transactions any such broker-dealer would receive brokerage commissions paid by a Fund.

In certain cases, Calamos Advisors may obtain products or services from a broker that have both research and non-research uses. Examples of non-research uses are administrative and marketing functions. These are referred to as “mixed use” products. In each case, Calamos Advisors makes a good faith effort to determine the proportion of such products or services that may be used for research and non-research purposes. That determination is based upon the time spent by Calamos Advisors personnel for research and non-research uses. The portion of the costs of such products or services attributable to research usage may be defrayed by Calamos Advisors through brokerage commissions generated by transactions of its clients, including a Fund. Calamos Advisors pays the provider in cash for the non-research portion of its use of these products or services.

Subject to applicable law, Calamos Advisors may select brokers that furnish Calamos Advisors, the Funds, or other Calamos Advisors client accounts or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in Calamos Advisors’ view, appropriate assistance to Calamos Advisors in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer databases; research-oriented software and other services and products.

ADDITIONAL INFORMATION CONCERNING THE FUND SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and registered open-end investment company. The Trust was organized on June 17, 2013, and has authorized capital of unlimited Fund Shares of beneficial interest of no-par value that may be issued in more than one class or series. Currently, the Trust consists of forty-two actively managed series. The Board of Trustees may designate additional series.

Under Delaware law, the Trust is not required to hold an annual shareholders’ meeting if the 1940 Act does not require such a meeting. Shareholders holding two-thirds of Fund Shares outstanding of the relevant Fund may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.

All Fund Shares are freely transferable. Fund Shares will not have preemptive rights or cumulative voting rights, and none of the Fund Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Fund Shares have equal voting rights. The Trust Instrument confers upon the Board the power, by resolution, to alter the number of Fund Shares constituting a Creation Unit or to specify that Fund Shares may be individually redeemable. The Trust reserves the right to adjust the stock prices of Fund Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits that would have no effect on the NAV of a Fund.

The Trust Instrument of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust that are binding only on the assets and property of the Trust. The Trust Instrument provides for indemnification out of a Fund’s property for all loss and expense of a Fund’s shareholders being held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would not be able to meet the Trust’s obligations and this risk should be considered remote.

If a Fund does not grow to a size to permit it to be economically viable, a Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their Fund Shares at an inopportune time and shareholders may lose money on their investment.

Book Entry Only System

The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled “Fund Facts — Book Entry.”

The Depository Trust Company (“DTC”) acts as Securities Depository for Fund Shares. Fund Shares are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Fund Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Fund Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant written confirmation relating to their purchase and sale of Fund Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Fund Shares held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Fund Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Fund Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Fund Shares held through such DTC Participants will be governed by standing instructions and customary practices, and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Fund Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Fund Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

The Trust is required to disclose on a quarterly basis the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-PORT. Form N-PORT for the Trust is available on the SEC’s website at https://www.sec.gov. A Fund’s Form N-PORT may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust’s Forms N-PORT are available without charge, upon request, by calling (866) 363-9219 or by writing to Calamos ETF Trust, 2020 Calamos Court, Naperville, IL 60563.

CREATION AND REDEMPTION OF CREATION UNITS

General

A Fund will issue and sell Fund Shares only in Creation Units on a continuous basis, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. An Authorized Participant (defined below) that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

A “Business Day” with respect to a Fund is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Distribution of Fund Shares

In connection with its launch, a Fund was seeded through the sale of one or more Creation Units to one or more initial investors. Initial investors participating in the seeding may be Authorized Participants or a lead market maker, other third-party investor or an affiliate of a Fund or the Adviser purchasing from an Authorized Participant. Each such initial investor may sell some or all of the Fund Shares underlying the Creation Unit(s) held by them pursuant to the registration statement for a Fund (each, a “Selling Shareholder”), which Fund Shares have been registered to permit the resale from time to time after purchase. No Fund will receive any of the proceeds from the resale by the Selling Shareholders of these Fund Shares. Selling Shareholders may sell Fund Shares owned by them directly or through broker-dealers, in accordance with applicable law, on any national securities exchange on which the Fund Shares may be listed or quoted at the time of sale, through trading systems, in the over-the-counter market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected through brokerage transactions, privately negotiated trades, block sales, entry into options or other derivatives transactions or through any other means authorized by applicable law. Selling Shareholders may redeem the Fund Shares held in Creation Unit size by them through an Authorized Participant. Any Selling Shareholder and any broker-dealer or agents participating in the distribution of Fund Shares may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the Securities Act, in connection with such sales. Any Selling Shareholder and any other person participating in such distribution will be subject to any applicable provisions of the Exchange Act and the rules and regulations thereunder.

Fund Deposit

The consideration for purchase of a Creation Unit of a Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, and the Cash Component (defined below), computed as described below. The Trust reserves the right to permit or require the substitution of Deposit Cash to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The “Cash Component” is an amount equal to the difference between the NAV of Fund Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant.

A Fund, through NSCC, make available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of Fund Shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of Fund Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of a Fund.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The adjustments described above will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of a Fund Deposit from certain corporate actions.

Procedures for Purchase of Creation Units

To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party” (i.e., a broker- dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

All orders to purchase Fund Shares directly from a Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for a Fund for orders to purchase Creation Units is expected to be 2:00 p.m. Eastern Time which time may be modified by a Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. In the case of custom orders, the order must be received by the Transfer Agent no later than 2:30 p.m. Eastern Time or such earlier time as may be designated by a Fund and disclosed to Authorized Participants. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Fund Shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund’s investments are primarily traded is closed, a Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of a Fund, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failures may impede the ability to reach the Transfer Agent or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of a Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. A Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the applicable Fund or its agents by no later than 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If a Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to a Fund for losses, if any, resulting therefrom. The “Settlement Date” for a Fund is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the applicable Fund.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. or 3:00 p.m., Eastern Time (as set forth on the applicable order form), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m., Eastern Time (as set forth on the applicable order form) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to a Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Issuance of a Creation Unit

Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Transfer Agent and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Transfer Agent. The Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to up to 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If a Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to a Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases.

The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units

The Trust reserves the right to reject an order for Creation Units transmitted to it by the Transfer Agent with respect to a Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining Fund Shares ordered, would own 80% or more of the currently outstanding Fund Shares; (d) the acceptance of a Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of Fund Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

A fixed purchase (i.e., creation) transaction fee, payable to a Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for a Fund is $250 for in-kind Creation Units or $100 for cash Creation Units, or such other amount as agreed to in writing between the parties, regardless of the number of Creation Units created in the transaction. A Fund may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if a Fund’s custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to a Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. A Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of a Fund’s portfolio in a more tax efficient manner than could be achieved without such order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring a Fund Securities from the Trust to their account or on their order.

Risks of Purchasing Creation Units

There are certain legal risks unique to investors purchasing Creation Units directly from a Fund. Because Fund Shares may be issued on an ongoing basis, a “distribution” of Fund Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from a Fund, breaks them down into the constituent Fund Shares, and sells those Fund Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Fund Shares with an active selling effort involving solicitation of secondary-market demand for Fund Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Fund Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemptions

Fund Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. Except upon liquidation of a Fund, the Trust will not redeem Fund Shares in amounts less than Creation Units. Investors must accumulate enough Fund Shares in the secondary market to constitute a Creation Unit to have such Fund Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit.

With respect to a Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of a Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities — as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of a Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. In the event that the Fund Securities have a value greater than the NAV of Fund Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

Redemption Transaction Fee

A fixed redemption transaction fee, payable to a Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for a Fund is $250 for in-kind Creation Units or $100 for cash Creation Units, or such other amount as agreed to in writing between the parties, regardless of the number of Creation Units redeemed in the transaction. A Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if a Fund’s custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to a Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. A Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of a Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

Procedures for Redemption of Creation Units

Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 4:00 p.m. Eastern Time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Fund Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Fund Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures

In connection with taking delivery of Fund Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of a Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two business days of the trade date.

The Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Fund Shares next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of a Fund Securities but does not differ in NAV.

Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and a Fund (whether or not it otherwise permits cash redemptions) reserve the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering a Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in a Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of Fund Shares or determination of the NAV of Fund Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require, in certain circumstances, a delivery process longer than seven calendar days for a Fund. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for a Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

Custom Baskets

Creation and Redemption baskets may differ and a Fund may accept “custom baskets.” A custom basket may include any of the following: (i) a basket that is composed of a non-representative selection of a Fund’s portfolio holdings; (ii) a representative basket that is different from the initial basket used in transactions on the same business day; or (iii) a basket that contains bespoke cash substitutions for a single Authorized Participant. The Fund has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets. Such policies and procedures provide the parameters for the construction and acceptance of custom baskets that are in the best interests of a Fund and their shareholders, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of the Adviser who are required to review each custom basket for compliance with those parameters. In addition, when constructing custom baskets for redemptions, the tax efficiency of a Fund may be taken into account. The policies and procedures distinguish among different types of custom baskets that may be used and impose different requirements for different types of custom baskets in order to seek to mitigate against potential risks of conflicts and/or overreaching by an Authorized Participant. The Adviser has established a governance process to oversee basket compliance for a Fund, as set forth in a Fund’s policies and procedures.

DETERMINATION OF NET ASSET VALUE

The NAV of Fund Shares is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the NYSE is open. NAV is computed by determining the aggregate market value of all assets of the applicable Fund, less its liabilities, divided by the total number of Fund Shares outstanding ((assets-liabilities)/number of Fund Shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of a Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a Fund for a particular day is applicable to all applications for the purchase of Fund Shares, as well as all requests for the redemption of Fund Shares, received by a Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Futures, swaps and options contracts listed for trading on a futures or options exchange or board of trade for which market quotations are generally available are valued at the last quoted sale price, or, in the absence of a sale, at the mean of the last bid and ask price. Total return swaps on exchange-listed securities are valued at the last quoted sale price, or, in the absence of a sale, at the mean of the last bid and ask price.

If market quotations are not readily available, securities or other assets will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, a Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security or other asset may be materially different than the value that could be realized upon the sale of that security or other asset. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to Calamos Advisors as “valuation designee” for a Fund. Calamos Advisors may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. Calamos Advisors reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

A Fund may use independent pricing services to assist in calculating the value of a Fund’s securities or other assets. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for a Fund. Because a Fund may invest in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when a Fund does not price its Fund Shares, the value of some of a Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund Shares.

In computing the NAV, a Fund values foreign securities held by a Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in a Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before a Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Adviser may need to price the security using a Fund’ fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’ portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’ NAVs by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, a Fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES.”

General Policies

The Fund intends to make distributions annually and distribute long-term capital gains, if any, at least annually.

Dividend Distributions

Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Fund Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

Dividend Reinvestment Service

The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of a Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both investment income and realized gains will be automatically reinvested in additional whole Fund Shares issued by the Trust of the same Fund at NAV per Share. Distributions reinvested in additional Shares of a Fund will nevertheless be taxable to Beneficial Owners acquiring such additional Fund Shares to the same extent as if such distributions had been received in cash.

TAXATION

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to a Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in a Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, a Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of a Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of a Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which a Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by a Fund.

For purposes of the qualifying income test, the treatment of derivatives that provide exposure to the Autocallable Index is not entirely clear, and thus whether the income and gain therefrom is qualifying income is uncertain. An adverse determination or future guidance by the Internal Revenue Service with respect to the treatment of income or gain from those investments may adversely affect the Fund’s ability to qualify as a regulated investment company. See discussion under heading “Tax Risk.”

For purposes of the diversification tests, the identification of the issuer (or, in some cases, issuers) of a particular investment can depend on the terms and conditions of such investment. Because there is no published Internal Revenue Service guidance or case law on how to determine the “issuer” of various derivatives that the Fund may enter into, there is a risk that the Fund will not meet the Code’s diversification requirements and will not qualify, or will be disqualified, as a regulated investment company. See discussion under heading “Tax Risk.”

If determined necessary, the Fund may invest a portion of its assets in a Subsidiary, which is expected to provide the Fund with exposure to the Autocallable Index within the limitations of the qualifying income and diversification tests.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. However, if a Fund retains any net capital gain, the Fund may report the retained amount as undistributed capital gains to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If a Fund makes this designation, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder.

In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, a Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by a Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Subject to certain reasonable cause and de minimis exceptions, if a Fund fails to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, a Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions

Dividends paid out of a Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of a Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions paid by a Fund may be taxed at long-term capital gains tax rates. In particular, dividends received by an individual shareholder from a regulated investment company such as a Fund may be treated as “qualified dividend income” that is eligible to be taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied by both the Fund and shareholder and provided the dividends are attributable to qualifying dividends received by the Fund itself.

A Fund will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend, which is eligible for the long-term capital gains tax rates. A Fund cannot make any guarantees as to the amount of any distribution, which will be regarded as a qualified dividend income. It is not anticipated that the Fund will have qualified dividend income.

Income from a Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A portion of dividends from the Fund also may be eligible for the dividends-received deduction allowed to corporations, provided certain holding period and other requirements are satisfied. The eligible portion is not permitted to exceed the aggregate dividends a Fund receives from U.S. corporations. Funds with higher concentrations of securities other than stock of U.S. corporations are generally not expected to designate a significant portion of their distributions as qualifying for the dividends-received deduction.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund Shares. The Internal Revenue Service and the Department of the Treasury have issued regulations that impose special rules in respect of capital gain dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Shareholders receiving distributions in the form of additional Fund Shares, rather than cash, generally will have a tax basis in each such Fund Share equal to the value of a share of a Fund on the reinvestment date. A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her Fund Shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her Fund Shares, the excess will be treated by the shareholder as gain from a sale or exchange of a Fund Shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional Fund Shares will receive a report as to the value of those Fund Shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of Fund Shares, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund Shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if a Fund Shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that Fund Shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of Fund Shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the Fund Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund Shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such Fund Shares.

Taxes on Purchase and Redemption of Creation Units

If a shareholder exchanges securities for Creation Units the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time plus (or minus) any Cash Component received (or paid) and the shareholder’s aggregate basis in the securities surrendered. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the aggregate market value of the securities received, plus (or minus) any Cash Redemption Amount received (or paid), and such shareholder’s basis in the Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. In addition, when a regulated investment company redeems a shareholder in kind, the regulated investment company generally is not required to recognize taxable gains in respect of the portfolio securities it distributes to the redeeming shareholder. However, a Fund may be required to recognize taxable gain on the distribution of certain securities, and the Internal Revenue Service may assert that a Fund must recognize taxable gain in respect of certain other securities that the Fund distributes to a shareholder in exchange for Creation Units, which may increase the amount of taxable gains that the Fund would otherwise be required to distribute in order to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

Authorized Participants that are dealers may be subject to special tax rules and should consult their own tax advisors regarding the tax consequences of purchasing and redeeming Creation Units in their capacity as dealers.

Options, Futures and Forward Contracts, and Swap Agreements or Derivatives

In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of a Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain positions entered into by a Fund (including options, Box Spreads, box spread ETFs, futures contracts, forward contracts, foreign currency positions and swap agreements) may be governed by Section 1256 of the Code (“Section 1256 contracts”). Any gains or losses on Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

The Fund’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the straddle rules contained primarily in Section 1092 of the Code. In some cases, the straddle rules also could apply in connection with swap agreements, Box Spreads, box spread ETFs, and the other derivatives. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. The straddle rules and the rules governing qualified covered calls may affect the character of gains (or losses) realized by the Fund by causing gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of transactions in options Box Spreads, box spread ETFs, futures, forward contracts, and swap agreements are not entirely clear.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

In addition, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules), which could affect the amount, timing and/or character of distributions to shareholders. The qualifying income and diversification requirements applicable to the Fund’s assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements, and other derivative instruments.

Rules governing the tax aspects of swap agreements, Box Spreads, box spread ETFs, and other derivative instruments are in a developing state and not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. Calamos Advisors intends to monitor developments in this area.

An adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

Investments in Other Investment Companies

The Fund’s investments in shares of other investment companies that qualify as regulated investment companies (each an “underlying RIC”) can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying RIC.

If a Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

If a Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

Nature of Fund Investments

Certain of a Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions.

Non-U.S. Taxes

Income and proceeds received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which would reduce the Fund’s return on investments in such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders generally will not be entitled separately to claim a credit or deduction in respect of non-U.S. taxes paid or treated as paid by a Fund. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Investments in Certain Non-U.S. Corporations

If a Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, a Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. A Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. A Fund may be able to make an election that could ameliorate these adverse tax consequences. For instance, a Fund may elect to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. If a Fund were to make a mark-to-market election, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

Investments in a Subsidiary

If the Fund invests in a Subsidiary, such Subsidiary is expected to be a controlled foreign corporation (“CFC”) for U.S. federal income tax purposes, in which the Fund will be a U.S. Shareholder. If the Fund is a U.S. Shareholder of a CFC, the Fund will be required to include in gross income for U.S. federal income tax purposes all of the CFC’s “subpart F income,” whether or not such income is actually distributed by the CFC. Subpart F income generally includes net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward, and similar transactions) in commodities, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. The Subsidiary may be required to sell investments in order to make cash payments to the Fund, including at a time when it may be disadvantageous to do so.

In addition, if any income earned by a Subsidiary were treated as “effectively connected” with the conduct of a trade or business in the United States (effectively connected income or ECI), such income would be subject to both a so-called “branch profits tax” and a U.S. federal income tax at the rates applicable to U.S. corporations, at the entity level. If, for U.S. federal income tax purposes, a Subsidiary were to earn ECI in connection with its direct investment activities, a portion or all of the Subsidiary’s income would be subject to these U.S. taxes. The Fund expects that if it invests in a Subsidiary, in general, the activities of the Subsidiary will be conducted in such a manner that it will not be treated as engaged in a U.S. trade or business, but there can be no assurance that the entity will not recognize any effectively connected income. The imposition of U.S. taxes on ECI could significantly reduce shareholders’ returns on their investments in the Fund.

Under Treasury regulations, subpart F inclusions included in the Fund’s annual income for U.S. federal income purposes will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Fund’s business of investing in stock, securities or currencies.

Backup Withholding

A Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide a Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a non-U.S. trust or estate, a non-U.S. corporation or non-U.S. partnership (“non-U.S. shareholder”) depends on whether the income of a Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the Department of the Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the Department of the Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business; (ii) holds financial assets for the account of others as a substantial portion of its business; or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. The Internal Revenue Service and the Department of the Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or capital gains dividends that a Fund pays.

Distributions to non-financial non-U.S. entities (other than publicly traded non-U.S. entities, entities owned by residents of U.S. possessions, non-U.S. governments, international organizations, or non-U.S. central banks), will also be subject to a withholding tax of 30% if the entity does not (i) certify that the entity does not have any substantial U.S. owners or (ii) provide the name, address and TIN of each substantial U.S. owner. The Internal Revenue Service and the Department of the Treasury have issued proposed regulations providing that these withholding rules will also not be applicable to the gross proceeds of share redemptions or capital gains dividends that a Fund pays.

Income Not Effectively Connected

If the income from a Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by a Fund which are properly reported by a Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, a Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s Fund Shares in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Distributions from a Fund that are properly reported by a Fund as an interest-related dividend attributable to certain interest income received by a Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by a Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that a Fund makes certain elections and certain other conditions are met.

In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to U.S. withholding tax and may give rise to an obligation on the part of the non-U.S. shareholder to file a US tax return.

Income Effectively Connected

If the income from a Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by a Fund which are properly reported by a Fund as undistributed capital gains and any gains realized upon the sale or exchange of Fund Shares will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

Capital Loss Carryforward

Net capital gains of a Fund that are available for distribution to shareholders will be computed by taking into account any applicable capital loss carryforward.

Other Taxation

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company (“State Street”), One Congress Street, Boston, Massachusetts 02114-2016, is the custodian for the assets of a Fund. The custodian is responsible for holding all cash and securities of a Fund, directly or through a book entry system, delivering and receiving payment for securities sold by a Fund, receiving and paying for securities purchased by a Fund, collecting income from investments of a Fund and performing other duties, all as directed by authorized persons of the Trust. The custodian does not exercise any supervisory functions in such matters as the purchase and sale of securities by a Fund, payment of dividends or payment of expenses of a Fund.

State Street also serves as transfer agent and dividend paying agent for a Fund.

FUND ACCOUNTING AND FINANCIAL ACCOUNTING AGENT

The Fund has an agreement with Ernst & Young LLP ("EY") located at 155 N. Wacker Drive, Chicago, IL 60606 to provide certain tax services. The tax services include the following: calculating, tracking and reporting tax adjustments on all assets of the Funds, including but not limited to contingent debt and preferred trust obligations; preparing excise tax and fiscal year distribution schedules; preparing tax information required for financial statement footnotes; preparing state and federal income tax returns; preparing specialized calculations of amortization on convertible securities; preparing year-end dividend disclosure information; providing treaty-based foreign withholding tax reclaim services; providing certain global compliance and reporting services; providing a match service and analysis of the "passive foreign investment company" status of foreign corporate entities; and providing services related to corporate actions that may or may not have a tax impact on the Fund’s holdings. EY receives compensation for these services from the Adviser out of its management fee.

Under the arrangements with State Street to provide fund accounting services, State Street provides certain administrative and accounting services including providing daily reconciliation of cash, trades and positions; maintaining general ledger and capital stock accounts; preparing daily trial balance; calculating NAV; providing selected general ledger reports; preferred share compliance; calculating total returns; and providing monthly distribution analysis to a Fund. A Fund has also entered into an agreement with State Street pursuant to which State Street provides certain administration treasury services to a Fund. These services include: monitoring the calculation of expense accrual amounts for a Fund and making any necessary modifications; managing a Fund’s expenses and expense payment processing; coordinating any expense reimbursement calculations and payment; calculating net investment income dividends and capital gain distributions; coordinating the audits for a Fund; preparing financial reporting statements for a Fund; preparing certain regulatory filings; and calculating asset coverage tests for certain Calamos Funds. State Street receives compensation for these services from the Adviser out of its management fee.

MISCELLANEOUS

Counsel. Ropes & Gray LLP, located at 191 North Wacker Drive, 32nd Floor, Chicago, IL 60606, is counsel to the Trust.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, an independent registered public accounting firm, is the Trust’s independent auditor and is located at 111 South Wacker Drive, Chicago, IL 60606. Deloitte & Touche LLP audits and reports on a Fund’s annual financial statements and performs audit, audit-related and other services when approved by the Trust’s audit committee.

FINANCIAL STATEMENTS

Because the Fund has not yet commenced operations, financial statements are not yet available for the Fund. Deloitte & Touche LLP will audit a Fund's annual financial statements once the Fund becomes operational. A copy of the Fund's Annual Report, once available, may be obtained upon request and without charge by writing or by calling the Fund at 1-866-363-9219.

EXHIBIT A—DESCRIPTION OF RATINGS7

A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, Calamos Advisors believes that the quality of debt securities in which a Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“S&P”).

MOODY’S GLOBAL SHORT-TERM RATING SCALE

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

MOODY’S GLOBAL LONG-TERM RATING SCALE

Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

7 The ratings indicated herein are believed to be the most recent ratings available at the date of this prospectus for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of a Fund’s fiscal year-end.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*  By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

S&P SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

S&P LONG-TERM ISSUE CREDIT RATINGS*

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

●   The likelihood of payment — the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

●   The nature and provisions of the financial obligation, and the promise we impute; and

●   The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

*  Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C—An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D—An obligation rated ‘D’ is in payment default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR—indicates that a rating has not been assigned or is no longer assigned.

Local Currency and Foreign Currency Ratings

S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer will differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency versus obligations denominated in a foreign currency.

 CALAMOS ETF TRUST

PART C

OTHER INFORMATION

Item 28. EXHIBITS.

(a)	(i)	Amended and Restated Certificate of Trust of the Registrant (incorporated by reference to Exhibit (a)(ii) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2023).
	(ii)	Second Amended and Restated Trust Instrument (incorporated by reference to Exhibit (a)(iii) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2023).
(b)		Bylaws of the Registrant (incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2023).
(c)		See Articles IV, V, and VI of Exhibit (a)(ii) above and Article V of Exhibit (b) above.
(d)	(i)	Investment Advisory Agreement dated January 10, 2023 by and between Calamos ETF Trust and Calamos Antetokounmpo Asset Management LLC (incorporated by reference to Exhibit (d)(i) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2023).
	(ii)	Sub-Advisory Agreement dated January 10, 2023 by and among Calamos Antetokounmpo Asset Management LLC, Calamos Advisors LLC and Calamos ETF Trust (incorporated by reference to Exhibit (d)(ii) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2023).
	(iii)	Investment Advisory Agreement dated September 1, 2023 by and between Calamos ETF Trust and Calamos Advisors LLC (incorporated by reference to Exhibit (d)(iii) to Post-Effective Amendment No. 16 to Registrant’s Registration Statement on Form N-1A, filed on September 28, 2023).
	(iv)	Amendment, dated September 26, 2023, regarding Calamos CEF Income & Arbitrage ETF, to Investment Advisory Agreement by and between Calamos ETF Trust and Calamos Advisors LLC (incorporated by reference to Exhibit (d)(iv) to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A, filed on November 21, 2023).
	(v)	Amendment, dated December 12, 2023, regarding Calamos Alternative Nasdaq® & Bond ETF, to Investment Advisory Agreement by and between Calamos ETF Trust and Calamos Advisors LLC (incorporated by reference to Exhibit (d)(v) to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A, filed on January 10, 2024).
	(vi)	Amendment, dated April 18, 2024, regarding Calamos S&P 500 Structured Alt Protection ETF® - May, Calamos S&P 500 Structured Alt Protection ETF® - August, Calamos S&P 500 Structured Alt Protection ETF® - July (formerly, Calamos S&P 500 Structured Alt Protection ETF® - November), Calamos S&P 500 Structured Alt Protection ETF® - September (formerly, Calamos S&P 500 Structured Alt Protection ETF® - February), Calamos Nasdaq-100® Structured Alt Protection ETF® - June, Calamos Nasdaq-100® Structured Alt Protection ETF® - September, Calamos Nasdaq-100® Structured Alt Protection ETF® - December, and Calamos Nasdaq-100® Structured Alt Protection ETF® - March, to Investment Advisory Agreement by and between Calamos ETF Trust and Calamos Advisors LLC (incorporated by reference to Exhibit (d)(vi) to Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A, filed on April 22, 2024).

(vii)	Amendment, dated May 22, 2024 regarding Calamos Russell 2000® Structured Alt Protection ETF® - July, Calamos Russell 2000® Structured Alt Protection ETF® - October, Calamos Russell 2000® Structured Alt Protection ETF® - January, and Calamos Russell 2000® Structured Alt Protection ETF® - April to Investment Advisory Agreement by and between Calamos ETF Trust and Calamos Advisors LLC (incorporated by reference to Exhibit (d)(vii) to Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A, filed on June 13, 2024).
(viii)	Amendment, dated August 12, 2024 regarding Calamos Laddered S&P 500® Structured Alt Protection ETF®, Calamos S&P 500® Structured Alt Protection ETF® - January, Calamos S&P 500® Structured Alt Protection ETF® - February, Calamos S&P 500® Structured Alt Protection ETF® - March, Calamos S&P 500® Structured Alt Protection ETF® - April, Calamos S&P 500® Structured Alt Protection ETF® - June, Calamos S&P 500® Structured Alt Protection ETF® - October, Calamos S&P 500® Structured Alt Protection ETF® - November, and Calamos S&P 500® Structured Alt Protection ETF® - December to Investment Advisory Agreement by and between Calamos ETF Trust and Calamos Advisors LLC (incorporated by reference to Exhibit (d)(viii) to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A, filed on August 23, 2024).
(ix)	Amendment, dated January 10, 2025 regarding Calamos Bitcoin Structured Alt Protection ETF® - January, Calamos Bitcoin Structured Alt Protection ETF® - April, Calamos Bitcoin Structured Alt Protection ETF® - July and Calamos Bitcoin Structured Alt Protection ETF® - October to Investment Advisory Agreement by and between Calamos ETF Trust and Calamos Advisors LLC (incorporated by reference to Exhibit (d)(ix) to Post-Effective Amendment No. 52 to Registrant’s Registration Statement on Form N-1A, filed on January 17, 2025).
(x)	Amendment, dated January 23, 2025 regarding Calamos Bitcoin 90 Series Structured Alt Protection ETF® - January, Calamos Bitcoin 90 Series Structured Alt Protection ETF® - April, Calamos Bitcoin 90 Series Structured Alt Protection ETF® - July, Calamos Bitcoin 90 Series Structured Alt Protection ETF® - October, Calamos Bitcoin 80 Series Structured Alt Protection ETF® - January, Calamos Bitcoin 80 Series Structured Alt Protection ETF® - April, Calamos Bitcoin 80 Series Structured Alt Protection ETF® - July, Calamos Bitcoin 80 Series Structured Alt Protection ETF® - October, Calamos Bitcoin Structured Alt Protection ETF® - 6 Mo Jan/Jul and Calamos Bitcoin Structured Alt Protection ETF® - 6 Mo Apr/Oct to Investment Advisory Agreement by and between Calamos ETF Trust and Calamos Advisors LLC (incorporated by reference to Exhibit (d)(xi) to Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A, filed on January 31, 2025).
(xi)	Amendment, dated May 2, 2025, regarding name change of Calamos Alternative Nasdaq® & Bond ETF to Calamos Nasdaq® Equity & Income ETF to Investment Advisory Agreement by and between Calamos ETF Trust and Calamos Advisors LLC (incorporated by reference to Exhibit (d)(xi) to Post-Effective Amendment No. 57 to Registrant’s Registration Statement on Form N-1A, filed on June 23, 2025).
(xii)	Amendment, dated June 18, 2025, regarding Calamos Autocallable Income ETF to Investment Advisory Agreement by and between Calamos ETF Trust and Calamos Advisors LLC (incorporated by reference to Exhibit (d)(xii) to Post-Effective Amendment No. 57 to Registrant’s Registration Statement on Form N-1A, filed on June 23, 2025).
(xiii)	Amendment, dated August 20, 2025 regarding Calamos Laddered Bitcoin Structured Alt Protection ETF®, Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF®, and Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF® to Investment Advisory Agreement by and between Calamos ETF Trust and Calamos Advisors LLC (incorporated by reference to Exhibit (d)(xiii) to Post-Effective Amendment No. 63 to Registrant’s Registration Statement on Form N-1A, filed on September 26, 2025).
(xiv)	Amendment, dated October 9, 2025, regarding Calamos Nasdaq® Autocallable Income ETF to Investment Advisory Agreement by and between Calamos ETF Trust and Calamos Advisors LLC

(incorporated by reference to Exhibit (d)(xiv) to Post-Effective Amendment No. 71 to Registrant’s Registration Statement on Form N-1A, filed on November 5, 2025).
(xv)	Amendment, dated April 8, 2026, regarding Calamos Autocallable Growth ETF and Calamos Tax-Aware Collateral ETF to Investment Advisory Agreement by and between Calamos ETF Trust and Calamos Advisors LLC (incorporated by reference to Exhibit (d)(xv) to Post-Effective Amendment No. 82 to Registrant’s Registration Statement on Form N-1A, filed on April 10, 2026).
(xvi)	Amendment, dated April 8, 2026, regarding Calamos Active Hedged Equity ETF and Calamos Timpani Active SMID Growth ETF to Investment Advisory Agreement by and between Calamos ETF Trust and Calamos Advisors LLC (incorporated by reference to Exhibit (d)(xvi) to Post-Effective Amendment No. 86 to Registrant’s Registration Statement on Form N-1A, filed on June 18, 2026).
(xvii)	Amendment, dated September 29, 2026, regarding Calamos Nasdaq® Autocallable Growth ETF and Calamos Least-Of Autocallable Income ETF to Investment Advisory Agreement by and between Calamos ETF Trust and Calamos Advisors LLC (filed herewith).
(xviii)	Investment Advisory Agreement dated June 18, 2025 between Calamos Advisors LLC and Calamos Bitcoin Structured Alt Protection ETF® - January Sub 1, Calamos Bitcoin Structured Alt Protection ETF® - April Sub 1, Calamos Bitcoin Structured Alt Protection ETF® - July Sub 1, Calamos Bitcoin Structured Alt Protection ETF® - October Sub 1, Calamos Bitcoin Structured Alt Protection ETF® - 6 Mo Jan/Jul Sub 1, Calamos Bitcoin Structured Alt Protection ETF® - 6 Mo Apr/Oct Sub 1, Calamos Bitcoin 90 Series Structured Alt Protection ETF® - January Sub 1, Calamos Bitcoin 90 Series Structured Alt Protection ETF® - April Sub 1, Calamos Bitcoin 90 Series Structured Alt Protection ETF® - July Sub 1, Calamos Bitcoin 90 Series Structured Alt Protection ETF® - October Sub 1, Calamos Bitcoin 80 Series Structured Alt Protection ETF® - January Sub 1, Calamos Bitcoin 80 Series Structured Alt Protection ETF® - April Sub 1, Calamos Bitcoin 80 Series Structured Alt Protection ETF® - July Sub 1, and Calamos Bitcoin 80 Series Structured Alt Protection ETF® - October Sub 1 (incorporated by reference to Exhibit (d)(xiii) to Post-Effective Amendment No. 57 to Registrant’s Registration Statement on Form N-1A, filed on June 23, 2025).
(xix)	Amendment, dated September 11, 2025 regarding fund name changes to Investment Advisory Agreement by and between Calamos Advisors LLC and Calamos Bitcoin Structured Alt Protection ETF® - January Sub 1, Calamos Bitcoin Structured Alt Protection ETF - April® Sub 1, Calamos Bitcoin Structured Alt Protection ETF® - July Sub 1, Calamos Bitcoin Structured Alt Protection ETF® - October Sub 1, Calamos Bitcoin 90 Series Structured Alt Protection ETF® - January Sub 1, Calamos Bitcoin 90 Series Structured Alt Protection ETF® - April Sub 1, Calamos Bitcoin 90 Series Structured Alt Protection ETF® - July Sub 1, Calamos Bitcoin 90 Series Structured Alt Protection ETF® - October Sub 1, Calamos Bitcoin 80 Series Structured Alt Protection ETF® - January Sub 1, Calamos Bitcoin 80 Series Structured Alt Protection ETF® - April Sub 1, Calamos Bitcoin 80 Series Structured Alt Protection ETF® - July Sub 1, and Calamos Bitcoin 80 Series Structured Alt Protection ETF® - October Sub 1 (incorporated by reference to Exhibit (d)(xv) to Post-Effective Amendment No. 63 to Registrant’s Registration Statement on Form N-1A, filed on September 26, 2025).
(xx)	Investment Advisory Agreement dated June 18, 2025 between Calamos Advisors LLC and Calamos Autocallable Income ETF - Sub 1 (incorporated by reference to Exhibit (d)(xiv) to Post-Effective Amendment No. 57 to Registrant’s Registration Statement on Form N-1A, filed on June 23, 2025).
(xxi)	Investment Advisory Agreement dated October 9, 2025 between Calamos Advisors LLC and Calamos Nasdaq® Autocallable Income ETF - Sub 1 (incorporated by reference to Exhibit (d)(xviii) to Post-Effective Amendment No. 71 to Registrant’s Registration Statement on Form N-1A, filed on November 5, 2025).

	(xxii)	Investment Advisory Agreement dated April 8, 2026, between Calamos Advisors LLC and Calamos Autocallable Growth ETF - Sub 1 (incorporated by reference to Exhibit (d)(xx) to Post-Effective Amendment No. 82 to Registrant's Registration Statement on Form N-1A, filed on April 10, 2026).
	(xxiii)	Investment Advisory Agreement dated September 29, 2026, between Calamos Advisors LLC and Calamos Nasdaq Autocallable Growth ETF – Sub 1 and Calamos Least-Of Autocallable Income ETF – Sub 1 (filed herewith).
(e)	(i)	ETF Distribution Agreement dated December 19, 2023 between Calamos ETF Trust and Calamos Financial Services LLC (incorporated by reference to Exhibit (e)(iv) to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A, filed on January 10, 2024).
	(ii)	First Amendment to ETF Distribution Agreement dated April 18, 2024 (incorporated by reference to Exhibit (e)(ii) to Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A, filed on April 22, 2024).
	(iii)	Second Amendment to ETF Distribution Agreement dated May 22, 2024 (incorporated by reference to Exhibit (e)(iii) to Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A, filed on June 13, 2024).
	(iv)	Third Amendment to ETF Distribution Agreement dated August 12, 2024 (incorporated by reference to Exhibit (e)(iv) to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A, filed on August 23, 2024).
	(v)	Fourth Amendment to ETF Distribution Agreement dated January 10, 2025 (incorporated by reference to Exhibit (e)(v) to Post Effective Amendment No. 52 to Registrant’s Registration Statement on Form N-1A, filed on January 17, 2025).
	(vi)	Fifth Amendment to ETF Distribution Agreement dated January 23, 2025 (incorporated by reference to Exhibit (e)(vi) to Post Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A, filed on January 31, 2025).
	(vii)	Sixth Amendment to ETF Distribution Agreement dated June 12, 2025 (incorporated by reference to Exhibit (e)(vii) to Post-Effective Amendment No. 57 to Registrant’s Registration Statement on Form N-1A, filed on June 23, 2025).
	(viii)	Seventh Amendment to ETF Distribution Agreement dated August 20, 2025 (incorporated by reference to Exhibit (e)(viii) to Post-Effective Amendment No. 63 to Registrant’s Registration Statement on Form N-1A, filed on September 26, 2025).
	(ix)	Eighth Amendment to ETF Distribution Agreement dated October 9, 2025 (incorporated by reference to Exhibit (e)(ix) to Post-Effective Amendment No. 71 to Registrant’s Registration Statement on Form N-1A, filed on November 5, 2025).
	(x)	Ninth Amendment to ETF Distribution Agreement dated April 8, 2026 (incorporated by reference to Exhibit (e)(x) to Post-Effective Amendment No. 82 to Registrant’s Registration Statement on Form N-1A, filed on April 10, 2026).
	(xi)	Tenth Amendment to ETF Distribution Agreement dated May 28, 2026 (incorporated by reference to Exhibit (e)(xi) to Post-Effective Amendment No. 86 to Registrant’s Registration Statement on Form N-1A, filed on June 18, 2026).
	(xii)	Eleventh Amendment to ETF Distribution Agreement dated September 29, 2026 (filed herewith).
(f)		Not applicable.

(g)	(i)	Master Custodian Agreement with State Street Bank and Trust Company, dated September 11, 2009 (incorporated by reference to Exhibit (g)(i) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2023).
	(ii)	Notification of Additional Fund, dated December 21, 2022, pursuant to Master Custodian Agreement (incorporated by reference to Exhibit (g)(ii) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2023).
	(iii)	Notification of Additional Funds, dated September 26, 2023, pursuant to Master Custodian Agreement (incorporated by reference to Exhibit (g)(iii) to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A, filed on October 6, 2023).
	(iv)	Notification of Additional Fund, dated December 12, 2023, pursuant to Master Custodian Agreement (incorporated by reference to Exhibit (g)(iv) to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A, filed on January 10, 2024).
	(v)	Notification of Additional Funds, dated April 24, 2024, pursuant to Master Custodian Agreement (incorporated by reference to Exhibit (g)(v) to Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A, filed on June 13, 2024).
	(vi)	Notification of Additional Funds, dated May 29, 2024, pursuant to Master Custodian Agreement (incorporated by reference to Exhibit (g)(vi) to Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A, filed on June 13, 2024).
	(vii)	Notification of Additional Funds, dated July 1, 2024, pursuant to Master Custodian Agreement (incorporated by reference to Exhibit (g)(vii) to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A, filed on August 23, 2024).
	(viii)	Notification of Additional Funds, dated August 26, 2024, pursuant to Master Custodian Agreement (incorporated by reference to Exhibit (g)(viii) to Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A, filed on August 30, 2024).
	(ix)	Notification of Additional Funds, dated September 30, 2024, pursuant to Master Custodian Agreement (incorporated by reference to Exhibit (g)(ix) to Post-Effective Amendment No. 49 to Registrant’s Registration Statement on Form N-1A, filed on November 21, 2024).
	(x)	Notification of Additional Funds, dated November 6, 2024, pursuant to Master Custodian Agreement (incorporated by reference to Exhibit (g)(x) to Post-Effective Amendment No. 49 to Registrant’s Registration Statement on Form N-1A, filed on November 21, 2024).
	(xi)	Notification of Additional Funds, dated January 24, 2025, pursuant to Master Custodian Agreement (incorporated by reference to Exhibit (g)(xi) to Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A, filed on January 31, 2025).
	(xii)	Notification of Additional Funds, dated June 20, 2025, pursuant to Master Custodian Agreement (incorporated by reference to Exhibit (g)(xii) to Post-Effective Amendment No. 57 to Registrant’s Registration Statement on Form N-1A, filed on June 23, 2025).
	(xiii)	Notification of Additional Funds, dated September 19, 2025, pursuant to Master Custodian Agreement (incorporated by reference to Exhibit (g)(xiii) to Post-Effective Amendment No. 63 to Registrant’s Registration Statement on Form N-1A, filed on September 26, 2025).
	(xiv)	Notification of Additional Funds, dated October 23, 2025, pursuant to Master Custodian Agreement (incorporated by reference to Exhibit (g)(xiv) to Post-Effective Amendment No. 71 to Registrant’s Registration Statement on Form N-1A, filed on November 5, 2025).

	(xv)	Notification of Additional Funds, dated May 8, 2026, pursuant to Master Custodian Agreement (incorporated by reference to Exhibit (g)(xv) to Post-Effective Amendment No. 86 to Registrant’s Registration Statement on Form N-1A, filed on June 18, 2026).
(h)		Other Material Contracts.
	(i)	Transfer Agency and Service Agreement, with State Street Bank and Trust Company dated as of March 21, 2014 (incorporated by reference to Exhibit (h)(2) to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A, filed on May 28, 2014).
	(ii)	Notification of Additional Fund, dated December 21, 2022, pursuant to Transfer Agency and Service Agreement (incorporated by reference to Exhibit (h)(ii) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2023).
	(iii)	Notification of Additional Funds, dated September 26, 2023, pursuant to Transfer Agency and Service Agreement (incorporated by reference to Exhibit (h)(iii) to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A, filed on October 6, 2023).
	(iv)	Notification of Additional Fund, dated December 12, 2023, pursuant to Transfer Agency and Service Agreement (incorporated by reference to Exhibit (h)(iv) to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A, filed on January 10, 2024).
	(v)	Notification of Additional Funds, dated April 24, 2024, pursuant to Transfer Agency and Service Agreement (incorporated by reference to Exhibit (h)(v) to Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A, filed on June 13, 2024).
	(vi)	Notification of Additional Funds, dated May 29, 2024, pursuant to Transfer Agency and Service Agreement (incorporated by reference to Exhibit (h)(vi) to Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A, filed on June 13, 2024).
	(vii)	Notification of Additional Funds, dated July 1, 2024, pursuant to Transfer Agency and Service Agreement (incorporated by reference to Exhibit (h)(vii) to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A, filed on August 23, 2024).
	(viii)	Notification of Additional Funds, dated August 26, 2024, pursuant to Transfer Agency and Service Agreement (incorporated by reference to Exhibit (h)(viii) to Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A, filed on August 30, 2024).
	(ix)	Notification of Additional Funds, dated September 30, 2024, pursuant to Transfer Agency and Service Agreement (incorporated by reference to Exhibit (h)(ix) to Post-Effective Amendment No. 49 to Registrant’s Registration Statement on Form N-1A, filed on November 21, 2024).
	(x)	Notification of Additional Funds, dated November 8, 2024, pursuant to Transfer Agency and Service Agreement (incorporated by reference to Exhibit (h)(x) to Post-Effective Amendment No. 49 to Registrant’s Registration Statement on Form N-1A, filed on November 21, 2024).
	(xi)	Notification of Additional Funds, dated January 24, 2025, pursuant to Transfer Agency and Service Agreement (incorporated by reference to Exhibit (h)(xi) to Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A, filed on January 31, 2025).
	(xii)	Notification of Additional Funds, dated June 20, 2025, pursuant to Transfer Agency and Service Agreement (incorporated by reference to Exhibit (h)(xii) to Post-Effective Amendment No. 57 to Registrant’s Registration Statement on Form N-1A, filed on June 23, 2025).
	(xiii)	Notification of Additional Funds, dated September 19, 2025, pursuant to Transfer Agency and Service Agreement (incorporated by reference to Exhibit (h)(xiii) to Post-Effective Amendment No. 63 to Registrant’s Registration Statement on Form N-1A, filed on September 26, 2025).

(xiv)	Notification of Additional Funds, dated October 23, 2025, pursuant to Transfer Agency and Service Agreement (incorporated by reference to Exhibit (h)(xiv) to Post-Effective Amendment No. 71 to Registrant’s Registration Statement on Form N-1A, filed on November 5, 2025).
(xv)	Notification of Additional Funds, dated May 8, 2026 pursuant to Transfer Agency and Service Agreement (incorporated by reference to Exhibit (h)(xv) to Post-Effective Amendment No. 86 to Registrant’s Registration Statement on Form N-1A, filed on June 18, 2026).
(xvi)	Administration Agreement, effective November 1, 2018, with State Street Bank (incorporated by reference to Exhibit (h)(iii) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2023).
(xvii)	Notification of Additional Fund, dated December 21, 2022, pursuant to Administration Agreement (incorporated by reference to Exhibit (h)(iv) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2023).
(xviii)	Notification of Additional Funds, dated October 3, 2023, pursuant to Administration Agreement (incorporated by reference to Exhibit (h)(vi) to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A, filed on October 6, 2023).
(xix)	Amendment to Administration Agreement, dated January 4, 2024 (incorporated by reference to Exhibit (h)(viii) to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A, filed on February 8, 2024).
(xx)	Notification of Additional Funds, dated April 24, 2024, pursuant to Administration Agreement (incorporated by reference to Exhibit (h)(xii) to Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A, filed on June 13, 2024).
(xxi)	Notification of Additional Funds, dated May 29, 2024, pursuant to Administration Agreement (incorporated by reference to Exhibit (h)(xiii) to Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A, filed on June 13, 2024).
(xxii)	Notification of Additional Funds, dated July 1, 2024, pursuant to Administration Agreement (incorporated by reference to Exhibit (h)(xv) to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A, filed on August 23, 2024).
(xxiii)	Notification of Additional Funds, dated August 26, 2024, pursuant to Administration Agreement (incorporated by reference to Exhibit (h)(xvi) to Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A, filed on August 30, 2024).
(xxiv)	Notification of Additional Funds, dated September 30, 2024, pursuant to Administration Agreement (incorporated by reference to Exhibit (h)(xix) to Post-Effective Amendment No. 49 to Registrant’s Registration Statement on Form N-1A, filed on November 21, 2024).
(xxv)	Notification of Additional Funds, dated November 8, 2024, pursuant to Administration Agreement (incorporated by reference to Exhibit (h)(xx) to Post-Effective Amendment No. 49 to Registrant’s Registration Statement on Form N-1A, filed on November 21, 2024).
(xxvi)	Notification of Additional Funds, dated January 24, 2025, pursuant to Administration Agreement (incorporated by reference to Exhibit (h)(xxii) to Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A, filed on January 31, 2025).
(xxvii)	Notification of Additional Funds, dated June 20, 2025, pursuant to Administration Agreement (incorporated by reference to Exhibit (h)(xxiv) to Post-Effective Amendment No. 57 to Registrant’s Registration Statement on Form N-1A, filed on June 23, 2025).

(xxviii)	Notification of Additional Funds, dated September 19, 2025, pursuant to Administration Agreement (incorporated by reference to Exhibit (h)(xxvi) to Post-Effective Amendment No. 63 to Registrant’s Registration Statement on Form N-1A, filed on September 26, 2025).
(xxix)	Notification of Additional Funds, dated October 23, 2025, pursuant to Administration Agreement (incorporated by reference to Exhibit (h)(xxviii) to Post-Effective Amendment No. 71 to Registrant’s Registration Statement on Form N-1A, filed on November 5, 2025).
(xxx)	Amendment to Administration Agreement, dated May 8, 2026 (incorporated by reference to Exhibit (h)(xxx) to Post-Effective Amendment No. 86 to Registrant’s Registration Statement on Form N-1A, filed on June 18, 2026).
(xxxi)	Master Services Agreement, dated March 15, 2004, with State Street Bank and Trust Company (incorporated by reference to Exhibit (h)(v) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2023).
(xxxii)	Notification of Additional Funds, dated December 21, 2022, pursuant to the Master Services Agreement (incorporated by reference to Exhibit (h)(vi) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2023).
(xxxiii)	Notification of Additional Funds, dated September 26, 2023, pursuant to the Master Services Agreement (incorporated by reference to Exhibit (h)(ix) to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A, filed on October 6, 2023).
(xxxiv)	Notification of Additional Fund, dated December 12, 2023, pursuant to the Master Services Agreement (incorporated by reference to Exhibit (h)(xii) to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A, filed on January 10, 2024).
(xxxv)	Notification of Additional Funds, dated April 24, 2024, pursuant to Master Services Agreement (incorporated by reference to Exhibit (h)(xix) to Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A, filed on June 13, 2024).
(xxxvi)	Notification of Additional Funds, dated May 29, 2024, pursuant to Master Services Agreement (incorporated by reference to Exhibit (h)(xx) to Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A, filed on June 13, 2024).
(xxxvii)	Notification of Additional Funds, dated July 1, 2024, pursuant to Master Services Agreement (incorporated by reference to Exhibit (h)(xxiii) to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A, filed on August 23, 2024).
(xxxviii)	Notification of Additional Funds, dated August 26, 2024, pursuant to Master Services Agreement (incorporated by reference to Exhibit (h)(xxiv) to Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A, filed on August 30, 2024).
(xxxix)	Notification of Additional Funds, dated September 30, 2024, pursuant to Master Services Agreement (incorporated by reference to Exhibit (h)(xxix) to Post-Effective Amendment No. 49 to Registrant’s Registration Statement on Form N-1A, filed on November 21, 2024).
(xl)	Notification of Additional Funds, dated November 8, 2024, pursuant to Master Services Agreement (incorporated by reference to Exhibit (h)(xxx) to Post-Effective Amendment No. 49 to Registrant’s Registration Statement on Form N-1A, filed on November 21, 2024).
(xli)	Notification of Additional Funds, dated January 24, 2025, pursuant to Master Services Agreement (incorporated by reference to Exhibit (h)(xxxiii) to Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A, filed on January 31, 2025).

	(xlii)	Notification of Additional Funds, dated June 20, 2025, pursuant to Master Services Agreement (incorporated by reference to Exhibit (h)(xxxvi) to Post-Effective Amendment No. 57 to Registrant’s Registration Statement on Form N-1A, filed on June 23, 2025).
	(xliii)	Notification of Additional Funds, dated September 19, 2025, pursuant to Master Services Agreement (incorporated by reference to Exhibit (h)(xxxix) to Post-Effective Amendment No. 63 to Registrant’s Registration Statement on Form N-1A, filed on September 26, 2025).
	(xliv)	Notification of Additional Funds, dated October 23, 2025, pursuant to Master Services Agreement (incorporated by reference to Exhibit (h)(xlii) to Post-Effective Amendment No. 71 to Registrant’s Registration Statement on Form N-1A, filed on November 5, 2025).
	(xlv)	Notification of Additional Funds, dated May 8, 2026 pursuant to Master Services Agreement (incorporated by reference to Exhibit (h)(xlv) to Post-Effective Amendment No. 86 to Registrant’s Registration Statement on Form N-1A, filed on June 18, 2026).
	(xlvi)	Master Services Agreement, effective as of October 16, 2023, with Ernst & Young LLP (incorporated by reference to Exhibit (h)(xvi) to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A, filed on April 12, 2024).
	(xlvii)	Form of Authorized Participant Agreement (incorporated by reference to Exhibit (h)(vii) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2023).
	(xlviii)	Revised Form of Authorized Participant Agreement (incorporated by reference to Exhibit (h)(xiv) to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A, filed on January 10, 2024).
	(xlix)	Expense Limitation Agreement for Calamos Autocallable Growth ETF, dated April 8, 2026 (incorporated by reference to Exhibit (h)(xlvi) to Post-Effective Amendment No. 82 to Registrant's Registration Statement on Form N-1A, filed on April 10, 2026).
	(l)	Expense Limitation Agreement, for Calamos Tax-Aware Collateral ETF dated April 8, 2026 (incorporated by reference to Exhibit (h)(xlvii) to Post Effective Amendment No. 83 to Registrant’s Registration Statement on Form N-1A, Filed on April 10, 2026).
	(li)	Expense Limitation Agreement for Calamos Autocallable Income ETF, dated April 15, 2026 (incorporated by reference to Exhibit (h)(xlviii) Post Effective Amendment No. 84 to Registrant’s Registration Statement on Form N-1A, Filed on April 10, 2026).
	(lii)	Expense Limitation Agreement for Calamos Nasdaq® Autocallable Income ETF, dated April 15, 2026 (incorporated by reference to Exhibit (h)(xlix) Post Effective Amendment No. 85 to Registrant’s Registration Statement on Form N-1A, Filed on November 14, 2025).
	(liii)	Expense Limitation Agreement for Calamos Nasdaq® Autocallable Growth ETF and Calamos Least-Of Autocallable Income ETF, dated September 29, 2026 (filed herewith).
(i)		Legal Opinion and Consent (filed herewith).
(j)		Not applicable.
(k)		Not applicable.
(l)		Not applicable.
(m)		Rule 12b-1 Plan (incorporated by reference to Exhibit (m) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed on January 23, 2023).

	(i)	Amendment to Rule 12b-1 Plan dated September 26, 2023 (incorporated by reference to Exhibit (m)(i) to Post-Effective Amendment No. 16 to Registrant’s Registration Statement on Form N-1A, filed on September 28, 2023).
	(ii)	Amendment to Rule 12b-1 Plan dated December 12, 2023 (incorporated by reference to Exhibit (m)(ii) to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A, filed on January 10, 2024).
	(iii)	Amendment to Rule 12b-1 Plan dated April 18, 2024 (incorporated by reference to Exhibit (m)(iii) to Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A, filed on April 22, 2024).
	(iv)	Amendment to Rule 12b-1 Plan dated May 22, 2024 (incorporated by reference to Exhibit (m)(iv) to Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A, filed on June 13, 2024).
	(v)	Amendment to Rule 12b-1 Plan dated August 12, 2024 (incorporated by reference to Exhibit (m)(v) to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A, filed on August 23, 2024).
	(vi)	Amendment to Rule 12b-1 Plan dated January 10, 2025 (incorporated by reference to Exhibit (m)(vi) to Post-Effective Amendment No. 52 to Registrant’s Registration Statement on Form N-1A, filed on January 17, 2025).
	(vii)	Amendment to Rule 12b-1 Plan dated January 23, 2025 (incorporated by reference to Exhibit (m)(vii) to Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A, filed on January 31, 2025).
	(viii)	Amendment to Rule 12b-1 Plan dated June 18, 2025 (incorporated by reference to Exhibit (m)(viii) to Post-Effective Amendment No. 57 to Registrant’s Registration Statement on Form N-1A, filed on June 23, 2025).
	(ix)	Amendment to Rule 12b-1 Plan dated August 20, 2025 (incorporated by reference to Exhibit (m)(ix) to Post-Effective Amendment No. 63 to Registrant’s Registration Statement on Form N-1A, filed on September 26, 2025).
	(x)	Amendment to Rule 12b-1 Plan dated October 9, 2025 (incorporated by reference to Exhibit (m)(x) to Post-Effective Amendment No. 71 to Registrant’s Registration Statement on Form N-1A, filed on November 5, 2025).
	(xi)	Amendment to Rule 12b-1 Plan dated April 8, 2026 (incorporated by reference to Exhibit (m)(xi) to Post-Effective Amendment No. 82 to Registrant’s Registration Statement on Form N-1A, filed on April 10, 2026).
	(xii)	Amendment to Rule 12b-1 Plan dated May 28, 2026 (incorporated by reference to Exhibit (m)(xii) to Post-Effective Amendment No. 86 to Registrant’s Registration Statement on Form N-1A, filed on June 18, 2026).
	(xiii)	Amendment to Rule 12b-1 Plan dated September 29, 2026 (filed herewith).
(n)		Not applicable.
(o)		Not applicable.
(p)		Code of Ethics.

	(i)	Code of Ethics of Calamos Antetokounmpo Asset Management LLC (“CGAM”), dated April 9, 2026 (incorporated by reference to Exhibit (p)(i) to Post-Effective Amendment No. 86 to Registrant’s Registration Statement on Form N-1A, filed on June 18, 2026).
	(ii)	Code of Ethics and Insider Trading Policy of Registrant, Calamos Advisors LLC, Calamos Financial Services LLC and certain affiliated entities, dated April 8, 2026 (incorporated by reference to Exhibit (p)(ii) to Post-Effective Amendment No. 82 to Registrant’s Registration Statement on Form N-1A, filed on April 10, 2026).
(q)	(i)	Powers of Attorney for Messrs. Neal, Rybak, Wennlund, Toub and Mses. Breen and Stuckey (incorporated by reference to Exhibit (q) to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A, filed on April 12, 2024).
	(ii)	Powers of Attorney for Messrs. Koudounis, Armstrong, and Phlegar (incorporated by reference to Exhibit (q)(ii) to Post-Effective Amendment No. 63 to Registrant’s Registration Statement on Form N-1A, filed on September 26, 2025).

Item 29. CONTROL PERSONS.

No person is directly or indirectly controlled by or under common control with Calamos Nasdaq® Autocallable Growth ETF.

Item 30. INDEMNIFICATION.

Article IX of the Second Amended and Restated Trust Instrument of the Registrant (the “Trust Instrument”) (Exhibit (a)(ii) to this registration statement) provides that, subject to certain exceptions and limitations, every person who is, or has been, a trustee or an officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust and each series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof. To the extent required under the Investment Company Act of 1940, as amended, but only to such extent, no indemnification shall be provided hereunder to a Covered Person: (i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; or (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of those trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

The Trust Instrument also provides that if any shareholder or former shareholder of any series is held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the shareholder or former shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected series, shall, upon request by such shareholder or former shareholder, assume the defense of any claim made against him or her for any act or obligation of the series and satisfy any judgment thereon from the assets belonging to the series. Neither the Trust nor the applicable series shall be responsible for satisfying any obligation arising from such a claim that has been settled by the shareholder without the prior written notice to, and consent of, the Trust. Except as otherwise specifically provided in this Trust Instrument or in the Bylaws, the Trust shall have no obligation to indemnify or hold harmless any shareholder against any loss or expense arising under any circumstances whether in connection with a proceeding of any kind or otherwise.

The Registrant, its trustees and officers, its investment adviser, the other investment companies advised by the Advisor and certain persons affiliated with them are insured, within the limits and subject to the limitations of the insurance, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings. The insurance expressly excludes coverage for any trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

The information in the Statement of Additional Information under the captions “Management” and “Investment Advisory Services” is incorporated by reference.

Item 32. PRINCIPAL UNDERWRITER.

(a)	Calamos Financial Services LLC (“CFS”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended: Calamos Investment Trust, Calamos Advisors Trust, Calamos Antetokounmpo Sustainable Equities Trust, Calamos ETF Trust, Calamos Aksia Alternative Credit and Income Fund, Calamos Aksia Private Equity and Alternatives Fund, and Calamos Aksia Hedged Strategies Fund.

(b)	Information on the officers of CFS is set forth below. CFS does not have any directors. The principal business address for all named individuals, except Messrs. Kiley and Ojala, is 2020 Calamos Court, Naperville, Illinois 60563. The principal business address for Mr. Kiley is 50 Rockefeller Plaza, Suite 1600, New York, NY 10020, and the principal business address for Mr. Ojala is 215 North Peoria Street, Chicago, Illinois 60607.

Name	Position with Underwriter	Position with Registrant
John S. Koudounis	President and Chief Executive Officer	Trustee and Vice President
Thomas Kiley	Principal Executive Officer and Chief Distribution Officer	Vice President
Daniel Dufresne	Executive Vice President, Chief Operating Officer	Vice President
Christian A. Helmetag	Principal Financial Officer and Principal Operations Officer	None
Erik D. Ojala	General Counsel, Secretary and Chief Compliance Officer	Vice President and Secretary

(c)	There are no commissions or other compensation received from the Registrant directly or indirectly, by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of an affiliated person.

Item 33. LOCATION OF ACCOUNTS AND RECORDS.

All such accounts, books, and other documents are maintained at the offices of the Registrant, at the offices of the Registrant’s investment adviser, Calamos Advisors LLC, and CFS, the Registrant’s principal underwriter, 2020 Calamos Court, Naperville, Illinois 60563, or at the offices of the custodian and transfer agent, State Street Bank & Trust Company, N.A., One Congress Street, Boston, Massachusetts, 02114.

Item 34. MANAGEMENT SERVICES.

None.

Item 35. UNDERTAKINGS.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Naperville, and the State of Illinois on the 13th day of October 2026.

Calamos ETF Trust

By:	/s/ John P. Calamos, Sr.
John P. Calamos, Sr.
Trustee and President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ John P. Calamos, Sr.	Trustee and President	October 13, 2026
John P. Calamos, Sr.	(principal executive officer)

/s/ John S. Koudounis**	Trustee and Vice President	October 13, 2026
John S. Koudounis

/s/ Hugh Armstrong**	Trustee	October 13, 2026
Hugh Armstrong

/s/ Virginia G. Breen*	Trustee	October 13, 2026
Virginia G. Breen

/s/ Jeffrey S. Phlegar**	Trustee	October 13, 2026
Jeffrey S. Phlegar

/s/ William Rybak*	Trustee	October 13, 2026
William Rybak

/s/ Karen L. Stuckey*	Trustee	October 13, 2026
Karen L. Stuckey

/s/ Christopher M. Toub*	Trustee	October 13, 2026
Christopher M. Toub

/s/ Lloyd A. Wennlund*	Trustee	October 13, 2026
Lloyd A. Wennlund

/s/ Thomas E. Herman	Vice President and Chief Financial Officer	October 13, 2026
Thomas E. Herman	(principal accounting officer)

*	An original power of attorney authorizing John P. Calamos, Sr. to execute this Registration Statement, and amendments thereto, for Messrs. Rybak, Toub, Wennlund, and Mses. Breen and Stuckey, each a trustee of the Registrant on whose behalf this Registration Statement is filed, was previously executed, and previously filed as an exhibit.

**	An original power of attorney authorizing John P. Calamos, Sr. to execute this Registration Statement, and amendments thereto, for Messrs. Koudounis, Armstrong, and Phlegar, each a trustee of the Registrant on whose behalf this Registration Statement is filed, was previously executed, and previously filed as an exhibit.

By:	/s/ John P. Calamos, Sr.
John P. Calamos, Sr.
Attorney-in-Fact
October 13, 2026

Exhibit Index

(d)	(xvii)	Amendment, dated September 29, 2026, regarding Calamos Nasdaq® Autocallable Growth ETF and Calamos Least-Of Autocallable Income ETF to Investment Advisory Agreement by and between Calamos ETF Trust and Calamos Advisors LLC.
(d)	(xxiii)	Investment Advisory Agreement dated September 29, 2026, between Calamos Advisors LLC and Calamos Nasdaq Autocallable Growth ETF – Sub 1 and Calamos Least-Of Autocallable Income ETF – Sub 1.
(e)	(xii)	Eleventh Amendment to ETF Distribution Agreement dated September 29, 2026.
(h)	(liii)	Expense Limitation Agreement for Calamos Nasdaq® Autocallable Growth ETF and Calamos Least-Of Autocallable Income ETF, dated September 29, 2026.
(i)		Legal Opinion and Consent.
(m)	(xiii)	Amendment to Rule 12b-1 Plan dated September 29, 2026.